Exhibit 10.20

AGREEMENT OF PURCHASE AND SALE

This Agreement, dated as of the “Effective Date” (being defined as the date that the last party signed this Agreement as shown by the date set forth next to said party’s signature below), is between CABOT INDUSTRIAL VENTURE A, LLC, a Delaware limited liability company, CABOT INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company, CW INDUSTRIAL VENTURE A, LLC, a Delaware limited liability company, CABOT INDUSTRIAL VENTURE A TEXAS, LP, a Delaware limited partnership, and CABOT INDUSTRIAL VENTURE B TEXAS, LP, a Delaware limited partnership (each a “Selling Entity” and collectively, “Seller”), and DIVIDEND CAPITAL OPERATING PARTNERSHIP LP, a Delaware limited partnership (“Buyer”).

ARTICLE I

PURCHASE AND SALE OF PROPERTY

Section 1.1 Sale.

Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, subject to the terms, covenants and conditions set forth herein, all of Seller’s right, title and interest in and to the following property (collectively, the “Property”):

(a) Real Property. That certain real property generally described on Exhibit A-1 attached hereto and made a part hereof, as more particularly described in Exhibit A attached hereto and made a part hereof (the “Land”), together with (1) all improvements located thereon (the “Improvements”), (2) all rights, benefits, privileges, easements, tenements, hereditaments, rights-of-way and other appurtenances thereon or in any way appertaining thereto, including all mineral rights, development rights, air and water rights, and (3) all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining such Land (collectively, the “Real Property”);

(b) Leases. All of the landlord’s interest in and to all of the Leases (as defined in Section 2.1(b) below) of the Real Property, including Leases entered into after the date of this Agreement as permitted by this Agreement;

(c) Tangible Personal Property. All of the equipment, machinery, furniture, furnishings, supplies and other tangible personal property, if any, owned by Seller and now or hereafter located on and used exclusively in the operation, ownership or maintenance of the Real Property (collectively, the “Tangible Personal Property”), but specifically excluding from the Tangible Personal Property (1) any items of personal property owned by tenants of the Property, (2) any items of personal property in Seller’s property management office, if any, located on the Real Property, (3) any items of personal property owned by third parties and leased to Seller, and (4) proprietary computer software, systems and equipment and related licenses used in connection with the operation or management of the Property. Seller will provide to Buyer any list which is in Seller’s possession of such Tangible Personal Property within the Delivery Period as defined in Section 2.1 below; and

(d) Intangible Personal Property. To the extent assignable at no cost to Seller, all intangible personal property, if any, owned by Seller and related to the Real Property and the Improvements, including, without limitation: any trade names and trademarks associated with the Real Property and the Improvements (but specifically excluding the name “RREEF” and any derivatives thereof); any plans and specifications and other architectural and engineering drawings for the Improvements; any warranties; any Service Contracts (as defined in Section 2.1(b) below) and other contract rights related to the Property (but only to the extent Seller’s obligations thereunder are expressly assumed by Buyer pursuant to the Assignment of Leases as defined in Section 8.3(a)(3) below); and any governmental permits, approvals and licenses (including any pending applications) (collectively, the “Intangible Personal Property”).

For purposes of this Agreement: (i) the term “Parcel” means each separate parcel of land identified on Exhibit A attached hereto, and (ii) the term “Building” means, collectively, a Parcel, the Improvements located on such Parcel and the Personal Property and Intangible Property associated with such Parcel and Improvements.

Notwithstanding any other provision of this Agreement to the contrary, Buyer acknowledges and agrees that each Selling Entity comprising Seller is only the owner of those Buildings identified on Exhibit A-1 as being owned by such Selling Entity, and that such Selling Entities do not have any ownership interest in any of the other Buildings. Wherever in this Agreement the obligations of Seller are set forth or Seller shall make a representation, warranty or certification, such obligations, warranties, representations and certifications of Seller shall be made by and binding upon each Selling Entity only as to that portion of the Property that it owns. Buyer and each Selling Entity acknowledge that this Agreement has been entered into as a single agreement rather than multiple agreements between Buyer and each Selling Entity as a matter of convenience and simplicity, and the liabilities and duties of each Selling Entity hereunder shall be independent and several, and not joint, in the same manner as if each Selling Entity had entered into a separate agreement with Buyer for the Real Property owned by each Selling Entity; provided, however, that the purchase and sale of the Property must occur simultaneously as part of a single transaction in accordance with the terms of this Agreement (except as may be expressly provided to the contrary contained herein).

Section 1.2 Purchase Price.

(a) The purchase price of the Property is FOUR HUNDRED NINETY FIVE MILLION TWO HUNDRED SIXTY THOUSAND and xx/100 DOLLARS ($495,260,000.00) (the “Purchase Price”). Buyer shall reasonably allocate the Purchase Price to each Building as set forth on Exhibit A-1 at or prior to Closing.

(b) The Purchase Price shall be paid as follows:

(1) Within two (2) business days after the Effective Date, Buyer shall deposit in escrow with Chicago Title Insurance Company (the “Escrow Agent”) cash or other immediately available funds in the amount of FIVE MILLION and xx/100 DOLLARS ($5,000,000.00) (the “Initial Deposit”). If Buyer delivers a waiver notice under Section 2.2 to Seller prior to the expiration of the Contingency Period, Buyer shall deposit in escrow with the Escrow Agent an additional amount of FIVE MILLION and xx/100 DOLLARS ($5,000,000.00)

(the “Additional Deposit”) in cash or other immediately available funds within one (1) business day after the expiration of the Contingency Period. The Initial Deposit and the Additional Deposit (if and when the Additional Deposit is deposited by Buyer with the Escrow Agent as provided hereunder) are collectively referred to herein as the “Deposit”.

The Deposit shall be held in an interest bearing account and all interest thereon, less investment fees, if any, shall be deemed a part of the Deposit. If the sale of the Property as contemplated hereunder is consummated, then the Deposit shall be paid to Seller at the Closing (as defined below) and credited against the Purchase Price. IF THE SALE OF THE PROPERTY IS NOT CONSUMMATED DUE TO SELLER’S DEFAULT HEREUNDER, THEN BUYER MAY ELECT, AS BUYER’S SOLE AND EXCLUSIVE REMEDY, EITHER TO: (1) TERMINATE THIS AGREEMENT AND RECEIVE A REFUND OF THE DEPOSIT, IN WHICH EVENT NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER EXCEPT AS PROVIDED IN SECTIONS 6.1, 9.3 AND 9.9 BELOW, OR (2) ENFORCE SPECIFIC PERFORMANCE OF THIS AGREEMENT. BUYER SHALL NOT HAVE ANY OTHER RIGHTS OR REMEDIES HEREUNDER AS A RESULT OF ANY DEFAULT BY SELLER PRIOR TO CLOSING, AND BUYER HEREBY WAIVES ANY OTHER SUCH REMEDY AS A RESULT OF A DEFAULT HEREUNDER BY SELLER. IF THE SALE IS NOT CONSUMMATED DUE TO ANY DEFAULT BY BUYER HEREUNDER, THEN SELLER SHALL RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES. THE PARTIES HAVE AGREED THAT SELLER’S ACTUAL DAMAGES, IN THE EVENT OF A FAILURE TO CONSUMMATE THIS SALE DUE TO BUYER’S DEFAULT PRIOR TO CLOSING, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. AFTER NEGOTIATION, THE PARTIES HAVE AGREED THAT, CONSIDERING ALL THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, THE AMOUNT OF THE DEPOSIT IS A REASONABLE ESTIMATE OF THE DAMAGES THAT SELLER WOULD INCUR IN SUCH EVENT. BY PLACING THEIR INITIALS BELOW, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED, AT THE TIME THIS AGREEMENT WAS MADE, THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION. THE FOREGOING IS NOT INTENDED TO LIMIT BUYER’S OBLIGATIONS UNDER SECTIONS 6.1, 9.3 AND 9.9.

INITIALS:	SELLER	BUYER

(2) The balance of the Purchase Price (plus or minus the prorations pursuant to Section 8.5 hereof) shall be paid to Seller in cash or by wire transfer of other immediately available funds at the consummation of the purchase and sale contemplated hereunder (the “Closing”).

ARTICLE II

CONDITIONS

Section 2.1 Buyer’s Conditions Precedent.

Subject to the provisions of Section 9.3 hereof, Seller has provided and/or shall provide Buyer and its consultants and other agents and representatives with access to the Property to perform Buyer’s inspections and review and determine the present condition of the Property. Seller has delivered or made available to Buyer at Seller’s offices or at the Real Property or through an electronic war room for the CalTIA Industrial Portfolio prepared and managed by Seller’s Broker (the “War Room”), or shall within the Delivery Period (as defined below) deliver or make available to Buyer at Seller’s offices or at the Real Property or through the War Room, copies of all Due Diligence Materials (as defined in Section 2.2 below) in Seller’s possession, except as otherwise specifically provided herein. Notwithstanding anything to the contrary contained herein, the Due Diligence Materials shall expressly exclude (i) those portions of the Due Diligence Materials that would disclose Seller’s cost of acquisition of the Real Property, or cost of construction of the Improvements and related soft costs, or any estimates of costs to repair, replace, remediate or maintain the Real Property, (ii) any reports, presentations, summaries and the like prepared for any of Seller’s boards, committees, partners or investors in connection with its consideration of the acquisition of the Real Property, construction of the Improvements or sale of the Property, (iii) any proposals, letters of intent, draft contracts or the like prepared by or for other prospective purchasers of the Property or any part thereof, (iv) Seller’s internal memoranda, attorney-client privileged materials, internal appraisals, structural or physical inspection reports, and (v) any information which is the subject of a confidentiality agreement between Seller and a third party (the items described in clauses (i), (ii) (iii), (iv) and (v) being collectively referred to as the “Confidential Information”). The “Delivery Period” shall mean the period which ends five (5) days after the Effective Date. Buyer’s obligation to purchase the Property is conditioned upon Buyer’s review and approval of the following, within the applicable time periods described in Sections 2.2 and 4.1 hereof:

(a) Title to the Property and survey matters in accordance with Article IV below.

(b) The Due Diligence Materials, including, but not limited to, tenant leases, any guaranties thereof and any other occupancy agreements, and all amendments and modifications thereof (collectively, the “Leases”) affecting the Property, and of all contracts pertaining to the operation of the Property, including all management, leasing, service and maintenance agreements, and equipment leases (collectively, the “Service Contracts”).

(c) The physical condition of the Property.

(d) The zoning, land use, building, environmental and other statutes, rules, or regulations applicable to the Property.

(e) The tenant correspondence files, operating statements and books and records pertaining to the operation of the Property in each case for each of the three (3) most recent years during which the Property has been owned by Seller and for the current year (to the extent available), current real estate tax bills, any warranties, licenses, permits, certificates of occupancy, plans and specifications, and any current rent roll, current accounts receivable schedule and list of Tangible Personal Property in such form as Seller shall have in its possession for the Property, current tenant financial information and other agreements or documents pertaining to the Property which will be binding on Buyer after Closing.

(f) Any other matters Buyer deems relevant to the Property.

Section 2.2 Contingency Period.

Buyer shall have from the Effective Date until June 5, 2006 (such period being referred to herein as the “Contingency Period”) to review and approve the matters described in Sections 2.1(b)-(f) above in Buyer’s sole discretion (title and survey review and approval shall be governed by the provisions of Section 4.1 below). If Buyer determines to proceed with the purchase of the Property, then Buyer shall, before the end of the Contingency Period, so notify Seller in writing, in which case Buyer shall be deemed to have approved all of the matters described in Sections 2.1(a)-(f) above (subject to the provisions of Section 4.1 below as to title and survey matters), including, without limitation, all documents, Service Contracts and other contracts, agreements, Leases, reports and other items and materials related to the Property prepared by or on behalf of Seller (collectively, the “Due Diligence Materials”), and the Deposit shall become nonrefundable except as expressly provided herein. If before the end of the Contingency Period Buyer fails to give Seller such written notice, then Buyer shall be deemed to have elected to terminate this Agreement, the Deposit shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder except as provided in Sections 6.1, 9.3 and 9.9 below.

ARTICLE III

BUYER’S EXAMINATION

Section 3.1 Representations and Warranties of Seller.

Subject to the disclosures contained in Schedule 1 attached hereto and made a part hereof (the “Disclosure Items”), matters contained in the Due Diligence Materials, and any matters of public record where the Property is located, Seller hereby makes the following representations and warranties with respect to the Property. Notwithstanding anything to the contrary contained herein or in any document delivered in connection herewith, Seller shall have no liability with respect to the Disclosure Items.

(a) Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

(b) Seller is not a “foreign person” as defined in Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) and any related regulations.

(c) (i) this Agreement has been, and all documents executed by Seller which are to be delivered to Buyer at Closing will be, duly authorized, executed and delivered by Seller, and (ii) this Agreement does not and such other documents will not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller or, to the best of Seller’s knowledge, the Property is subject.

(d) The only Leases in force for the Property are set forth in a tenant list attached hereto as Exhibit B and made a part hereof (or, if not attached, which Seller shall deliver to Buyer within the Delivery Period and which at that time will be attached hereto as Exhibit B and made a part hereof), and to the best of Seller’s knowledge, Seller has received no written notice of any default by Seller with respect to such Leases which has not been cured. The copies of the Leases provided to Buyer pursuant to Section 2.1 constitute true and complete copies of such Leases.

(e) To the best of Seller’s knowledge, the only Service Contracts in effect for the Property are set forth in a list of Service Contracts attached hereto as Exhibit G and made a part hereof (or, if not attached, which Seller shall deliver to Buyer within the Delivery Period and which at that time will be attached hereto as Exhibit G and made a part hereof).

(f) To the best of Seller’s knowledge, there is no litigation or governmental proceeding (including, but not limited to any condemnation proceeding) pending or threatened with respect to the Property, or with respect to Seller which impairs Seller’s ability to perform its obligations under this Agreement, except for any personal injury or property damage action for which there is adequate insurance coverage.

(g) To the best of Seller’s knowledge, Seller has received no written notice from any governmental authority of any violation of any law applicable to the Property (including, without limitation, any Environmental Law as defined in Section 3.6(a)(2) below) that has not been corrected.

(h) To the best of Seller’s knowledge, all of the Due Diligence Materials delivered or made available by Seller to Buyer in connection with the Property are complete copies of such items in Seller’s possession which are used by Seller in the operation of the Property.

(i) Seller has been duly organized, is validly existing, and is in good standing in the state in which it was formed, and, if so required to, is qualified to do business in the state in which the Real Property is located.

(j) Seller is not an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, a “plan” within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity deemed to hold “plan assets” within the meaning of 29 C.F.R. § 2510.3-101 of any such employee benefit plan or plans.

Each of the representations and warranties of Seller contained in this Section 3.1: (1) shall be deemed remade, and shall be true in all material respects as of the date of Closing, subject in each case to (A) any Exception Matters (as defined below), (B) the Disclosure Items, and (C) other matters expressly permitted in this Agreement or otherwise specifically approved in writing; and (2) shall survive the Closing as provided in Section 3.3 below.

Section 3.2 No Liability for Exception Matters.

As used herein, the term “Exception Matter” shall refer to a matter which would make a representation or warranty of Seller contained in this Agreement untrue or incorrect and which is disclosed to Buyer in the Due Diligence Materials, the Disclosure Items, or otherwise, or is a matter of public record, or is otherwise discovered by Buyer before the Closing, including, without limitation, matters disclosed in any tenant estoppel certificate or from interviews with tenants, property managers or any other person. If Buyer first obtains knowledge of any material Exception Matter after the close of the Contingency Period and prior to Closing and such Exception Matter was not contained in the Due Diligence Materials, the Disclosure Items or is not a matter of public record, Buyer’s sole remedy shall be to terminate this Agreement on the basis thereof, upon written notice to Seller within the earlier of (a) five (5) days following Buyer’s discovery of such Exception Matter or (b) the Closing, which ever occurs first, in which event the Deposit shall be returned to Buyer, unless within five (5) days after receipt of such notice or by the Closing, as the case may be, Seller notifies Buyer in writing that it elects to attempt to cure or remedy such Exception Matter (unless such Exception Matter relates to a recognized environmental condition or a suspected recognized environmental condition, in which case Buyer does not have the obligation to accept Seller’s cure), in which event there shall be no return of the Deposit unless and until Seller is unable to so cure or remedy within the time period set forth below. Seller shall be entitled to extend the Closing Date (as defined in Section 8.2 below) for up to fifteen (15) business days in order to attempt to cure or remedy any Exception Matter. Buyer’s failure to give notice within five (5) days after it has obtained knowledge of a material Exception Matter shall be deemed a waiver by Buyer of such Exception Matter. Seller shall have no obligation to cure or remedy any Exception Matter, even if Seller has notified Buyer of Seller’s election to attempt to cure or remedy any Exception Matter (except as specifically provided in Section 4.1(c) hereof), and, subject to Buyer’s right to terminate this Agreement as set forth above, Seller shall have no liability whatsoever to Buyer with respect to any Exception Matters. Upon any termination of this Agreement, neither party shall have any further rights nor obligations hereunder, except as provided in Sections 6.1, 9.3 and 9.9 below. If Buyer obtains knowledge of any Exception Matter before the Closing, but nonetheless elects to proceed with the acquisition of the Property, Seller shall have no liability with respect to such Exception Matter, notwithstanding any contrary provision, covenant, representation or warranty contained in this Agreement or in any Other Documents (as defined in Section 9.19 below).

Section 3.3 Survival of Seller’s Representations and Warranties of Sale.

The representations and warranties of Seller contained herein or in any Other Documents shall survive for a period of six (6) months after the Closing. Any claim which Buyer may have against Seller for a breach of any such representation or warranty, whether such breach is known or unknown, which is not specifically asserted by written notice to Seller within such six (6) month period shall not be valid or effective, and Seller shall have no liability with respect thereto.

Section 3.4 Seller’s Knowledge.

For purposes of this Agreement and any document delivered at Closing, whenever the phrase “to the best of Seller’s knowledge” or the “knowledge” of Seller or words of similar import are used, they shall be deemed to mean and are limited to the current actual knowledge only of James E. Toney, at the times indicated only, and not any implied, imputed or constructive knowledge of such individual(s) or of Seller or any Seller Related Parties (as defined in Section 3.7 below), and without any independent investigation or inquiry having been made or any implied duty to investigate, make any inquiries or review the Due Diligence Materials other than due inquiry to the property manager of each project. Furthermore, it is understood and agreed that such individual(s) shall have no personal liability in any manner whatsoever hereunder or otherwise related to the transactions contemplated hereby.

Section 3.5 Representations and Warranties of Buyer.

Buyer represents and warrants to Seller as follows:

(a) This Agreement and all documents executed by Buyer which are to be delivered to Seller at Closing do not and at the time of Closing will not violate any provision of any agreement or judicial order to which Buyer is a party or to which Buyer is subject.

(b) Buyer has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Buyer’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Buyer’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Buyer’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

(c) Buyer has been duly organized, is validly existing and is in good standing in the state in which it was formed, and, if required to do so, is qualified to do business in the state in which the Real Property is located. This Agreement has been, and all documents executed by Buyer which are to be delivered to Seller at Closing will be, duly authorized, executed and delivered by Buyer.

(d) Buyer is purchasing the Property as investment rental property, and not for Buyer’s own operations or use.

(e) Buyer is not acquiring the Property with the assets of an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

(f) Other than Seller’s Broker (as defined in Section 6.1 below), Buyer has had no contact with any broker or finder with respect to the Property.

Each of the representations and warranties of Buyer contained in this Section shall be deemed remade by Buyer as of the Closing and shall survive the Closing.

Section 3.6 Buyer’s Independent Investigation.

(a) By Buyer electing to proceed under Section 2.2, Buyer will be deemed to have acknowledged and agreed that it has been given a full opportunity to inspect and investigate each and every aspect of the Property, either independently or through agents of Buyer’s choosing, including, without limitation:

(1) All matters relating to title and survey, together with all governmental and other legal requirements such as taxes, assessments, zoning, use permit requirements and building codes.

(2) The physical condition and aspects of the Property, including, without limitation, the interior, the exterior, the square footage within the improvements on the Real Property and within each tenant space therein, the structure, seismic aspects of the Property, the foundation, roof, paving, parking facilities, utilities, and all other physical and functional aspects of the Property. Such examination of the physical condition of the Property shall include an examination for the presence or absence of Hazardous Materials, as defined below, which shall be performed or arranged by Buyer (subject to the provisions of Section 9.3 hereof) at Buyer’s sole expense. For purposes of this Agreement, “Hazardous Materials” shall mean inflammable explosives, radioactive materials, asbestos, asbestos–containing materials, polychlorinated biphenyls, lead, lead-based paint, radon, under and/or above ground tanks, hazardous materials, hazardous wastes, hazardous substances, oil, or related materials, which are listed or regulated in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 6901, et seq.), the Resources Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901, et seq.), the Clean Water Act (33 U.S.C. Section 1251, et seq.), the Safe Drinking Water Act (14 U.S.C. Section 1401, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801, et seq.), and the Toxic Substance Control Act (15 U.S.C. Section 2601, et seq.), and the following for any Property located in the State of California, the California Hazardous Waste Control Law (California Health and Safety Code Section 25100, et seq.), the Porter-Cologne Water Quality Control Act (California Water Code Section 13000, et seq.), and the Safe Drinking Water and Toxic Enforcement Act of 1986 (California Health and Safety Code Section 25249.5, et seq.) and any other applicable federal, state or local laws (collectively, “Environmental Laws”).

(3) Any easements and/or access rights affecting the Property.

(4) The Leases and all matters in connection therewith, including, without limitation, the ability of the tenants to pay the rent and the economic viability of the tenants.

(5) The Service Contracts and any other documents or agreements of significance affecting the Property.

(6) All other matters of material significance affecting the Property, including, but not limited to, the Due Diligence Materials.

(b) Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller to Buyer in connection with the transaction contemplated hereby. Buyer acknowledges and agrees that all materials, data and information delivered by Seller to Buyer in connection with the transaction contemplated hereby are provided to Buyer as a convenience only and that any reliance on or use of such materials, data or information by Buyer shall be at the sole risk of Buyer, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, Buyer acknowledges and agrees that (a) any environmental or other report with respect to the Property which is delivered by Seller to Buyer shall be for general informational purposes only, (b) Buyer shall not have any right to rely on any such report delivered by Seller to Buyer (unless the environmental consultant subsequently provides a reliance letter to Buyer, but in no event shall Seller have any liability to Buyer arising out of said reliance letter), but rather will rely on its own inspections and investigations of the Property and any reports commissioned by Buyer with respect thereto, (c) neither Seller, any affiliate of Seller nor the person or entity which prepared any such report delivered by Seller to Buyer shall have any liability to Buyer for any inaccuracy in or omission from any such report and (d) the failure to deliver any report as to the environmental or other condition of the Property, including any proposal for work at the Property which was not performed by Seller, shall not be actionable by Buyer under this Agreement or otherwise.

(c) EXCEPT AS EXPRESSLY SET FORTH IN SECTION 3.1 ABOVE AND ELSEWHERE IN THIS AGREEMENT, BUYER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT SELLER IS SELLING AND BUYER IS PURCHASING THE PROPERTY ON AN “AS IS WITH ALL FAULTS” BASIS AND THAT BUYER IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, FROM SELLER, ANY SELLER RELATED PARTIES, OR THEIR AGENTS OR BROKERS, OR ANY OTHER PERSON ACTING OR PURPORTING TO ACT ON BEHALF OF SELLER, AS TO ANY MATTERS CONCERNING THE PROPERTY, INCLUDING WITHOUT LIMITATION: (i) the quality, nature, adequacy and physical condition and aspects of the Property, including, but not limited to, the structural elements, seismic aspects of the Property, foundation, roof, appurtenances, access, landscaping, parking facilities and the electrical, mechanical, HVAC, plumbing, sewage, and utility systems, facilities and appliances, the square footage within the improvements on the Real Property and within each tenant space therein, (ii) the quality, nature, adequacy, and physical condition of soils, geology and any groundwater, (iii) the existence, quality, nature, adequacy and physical condition of utilities serving the Property, (iv) the development potential of the Property, and the Property’s use, habitability, merchantability, or fitness, suitability, value or adequacy of the Property for any particular purpose, (v) the zoning or other legal status of the Property or any other public or private restrictions on use of the Property, (vi) the compliance of the Property or its operation with any applicable codes, laws, regulations, statutes, ordinances, covenants, conditions and restrictions of any governmental or quasi-governmental entity or of any other person or entity, (vii) the presence of Hazardous Materials on, under or about the Property or the adjoining or neighboring property, (viii) the quality of any labor and materials used in any improvements on the Real Property, (ix) the condition of title to the Property, (x) the Leases, Service Contracts, or other documents or agreements affecting the Property, or any information contained in any rent roll furnished to Buyer for the Property, (xi) the value, economics of the operation or income potential of the Property, or (xii) any other fact or condition which may affect the Property, including without limitation, the physical condition, value, economics of operation or income potential of the Property.

Section 3.7 Release.

(a) Without limiting the above, and subject to the representations and warranties of Seller contained in Section 3.1 hereof, Buyer on behalf of itself and its successors and assigns waives its right to recover from, and forever releases and discharges, Seller, Seller’s affiliates, Seller’s investment advisor, the partners, trustees, beneficiaries, shareholders, members, managers, directors, officers, employees and agents and representatives of each of them, and their respective heirs, successors, personal representatives and assigns (collectively, the “Seller Related Parties”), from any and all demands, claims, legal or administrative proceedings, losses, liabilities, damages, penalties, fines, liens, judgments, costs or expenses whatsoever (including, without limitation, court costs and attorneys’ fees and disbursements), whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with (i) the physical condition of the Property including, without limitation, all structural and seismic elements, all mechanical, electrical, plumbing, sewage, heating, ventilating, air conditioning and other systems, the environmental condition of the Property and the presence of Hazardous Materials on, under or about the Property, or (ii) any law or regulation applicable to the Property, including, without limitation, any Environmental Law and any other federal, state or local law.

(b) For Properties located in the State of California, in connection with Section 3.7(a) above, Buyer expressly waives the benefits of Section 1542 of the California Civil Code, which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.” BUYER ACKNOWLEDGES AND AGREES THAT IT HAS BEEN REPRESENTED BY LEGAL COUNSEL OF ITS CHOICE IN CONNECTION WITH THIS AGREEMENT, AND THAT SUCH COUNSEL HAS EXPLAINED TO BUYER THE PROVISIONS OF THIS SECTION 3.7. BY INITIALING BELOW, BUYER CONFIRMS IT HAS AGREED TO THE PROVISIONS OF THIS SECTION 3.7.

BUYER’S INITIALS:

Section 3.8 Survival.

The provisions of this Article III shall survive the Closing subject to the limitations and qualifications contained in such provisions and in Sections 9.11 and 9.19 hereof.

ARTICLE IV

TITLE

Section 4.1 Conditions of Title.

(a) Seller has ordered updated preliminary title reports or commitments for each Property (collectively, the “Title Report”) from Chicago Title Insurance Company (the “Title Company”), which shall be made available to Buyer, together with copies of all underlying documents relating to title exceptions referred to therein, promptly upon Seller’s receipt thereof. Buyer acknowledges that the Title Company is posting the Title Reports and copies of title documents on its website, to which Buyer shall have access, and which access shall be deemed delivery thereof by Seller. Seller has ordered updated surveys for each Property (collectively, the “Survey”), and Seller shall furnish to Buyer within the Delivery Period all updated surveys in Seller’s possession and any existing surveys of the Property in Seller’s possession to the extent updates have not been received. Buyer shall pay the entire cost of the Survey as detailed in Section 8.5(b) below.

(b) By the end of the Contingency Period (the “Title Review Date”), Buyer shall furnish Seller with a written statement of objections, if any, to the title to the Property, including, without limitation, any objections to any matter shown on the Survey (collectively, “Objections”). Buyer agrees that it shall diligently pursue its review of title and survey for each Building, and that upon completion of review of title and survey of one Building, that it shall provide any objections for said Building, rather than wait until Buyer reviews title and survey for all Buildings before Buyer begins sending its objections to Seller. In the event the Title Company amends or updates the Title Report after the Title Review Date (each, a “Title Report Update”), Buyer shall furnish Seller with a written statement of Objections to any matter first raised in a Title Report Update within three (3) business days after its receipt of such Title Report Update (each, a “Title Update Review Period”). Should Buyer fail to notify Seller in writing of any Objections in the Title Report prior to the Title Review Date, or to any matter first disclosed in a Title Report Update prior to the Title Update Review Period, as applicable, Buyer shall be deemed to have approved such matters which shall be considered to be “Conditions of Title” as defined in Section 4.1(e) below.

(c) If Seller receives a timely Objection in accordance with Section 4.1(b) (“Buyer’s Notice”), Seller shall have the right, but not the obligation, within five (5) business days after receipt of Buyer’s Notice (“Seller’s Response Period”), to elect to attempt to cure any such matter upon written notice to Buyer (“Seller’s Response”), and may extend the Closing Date for up to fifteen (15) business days to allow such cure. If Seller does not give any Seller’s Response, Seller shall be deemed to have elected not to attempt to cure any such matters. Notwithstanding the foregoing, Seller shall in any event be obligated to cure all matters or items (i) that are mortgage or deed of trust liens or security interests or other voluntary liens against the Property, in each case granted by Seller (and not tenants of the Property or other third parties), (ii) real estate tax liens, other than liens for taxes and assessments not yet delinquent, (iii) claims of mechanic’s or materialmen’s liens under contracts entered into by Seller, which may be cured by Seller bonding over said liens, (iv) judgment liens against Seller, which may be cured by Title Company insuring Buyer against collection and (v) that have been voluntarily placed against the

Property by Seller (and not tenants of the Property or other third parties) after the date of this Agreement and that are not otherwise permitted pursuant to the provisions hereof. Seller shall be entitled to apply the Purchase Price towards the payment or satisfaction of such liens, and may cure any Objection by causing the Title Company to insure against collection of the same out of the Property.

(d) If Seller elects (or is deemed to have elected) not to attempt to cure any Objections raised in any Buyer’s Notice timely delivered by Buyer to Seller pursuant to Section 4.1(b), or if Seller notifies Buyer that it elects to attempt to cure any such Objection but then does not for any reason effect such cure on or before the Closing Date as it may be extended hereunder, then Buyer, as its sole and exclusive remedy, shall have the option of terminating this Agreement by delivering written notice thereof to Seller within three (3) business days after (as applicable) (i) its receipt of Seller’s Response stating that Seller will not attempt to cure any such Objection or (ii) the expiration of Seller’s Response Period if Seller does not deliver a Seller’s Response or (iii) Seller’s failure to cure by the Closing Date (as it may be extended hereunder) any Objection which Seller has previously elected to attempt to cure pursuant to a Seller’s Response. In the event of such a termination, the Deposit shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder except as provided in Sections 6.1, 9.3 and 9.9 below. If no such termination notice is timely received by Seller hereunder, Buyer shall be deemed to have waived all such Objections in which event those Objections shall become “Conditions of Title” under Section 4.1(e). If the Closing is not consummated for any reason other than Seller’s default hereunder, Buyer shall be responsible for any title or escrow cancellation charges.

(e) At the Closing, Seller shall convey title to the Property to Buyer by deeds in the form of Exhibit C attached hereto (the “Deed”) subject to no exceptions other than:

(i)	Interests of tenants in possession under the Leases;

(ii)	Matters created by, or with the written consent of, Buyer;

(iii)	Non-delinquent liens for real estate taxes and assessments; and

(iv)	Any exceptions disclosed by the Title Report and any Title Report Update which is approved or deemed approved by Buyer in accordance with this Article IV above, and any exceptions to title disclosed by the public records or which would be disclosed by an inspection and/or survey of the Property.

All of the foregoing exceptions shall be referred to collectively as the “Conditions of Title.” Subject to the terms and conditions contained elsewhere in this Agreement, by acceptance of the Deed and the Closing of the purchase and sale of the Property, (x) Buyer agrees it is assuming for the benefit of Seller all of the obligations of Seller with respect to the Conditions of Title from and after the Closing, and (y) Buyer agrees that Seller shall have conclusively satisfied its obligations with respect to title to the Property. The provisions of this Section shall survive the Closing. Notwithstanding anything to the contrary contained herein, if the legal description of any Building attached hereto as Exhibit A does not match the legal description of the Building contained in the vesting deed into Seller (exclusive of any description of appurtenant easements), then Seller reserves the right to attach the vesting deed legal description (exclusive of any description of appurtenant easements) to the Deed in lieu of the Exhibit A legal description. If the legal description of any Building contained on a Survey does match either the legal description attached hereto as Exhibit A or the legal description contained in the vesting deed into Seller, then, in addition to the Deed, Seller agrees to execute a quitclaim deed containing said Exhibit A legal and/or Survey legal, so long as said legal descriptions (1) reasonably cover the same property intended to be conveyed, and (2) do not contain any property being retained by Seller.

Section 4.2 Evidence of Title.

Delivery of title in accordance with the foregoing shall be evidenced by the irrevocable written commitment, subject to the sole condition of payment of the premium, of the Title Company to issue, at Closing, its Owner’s TLTA Policy of Title Insurance for the Texas Buildings and an Owner’s ALTA Policy of Title Insurance with extended coverage (i.e., General Exceptions 1-5 deleted to the extent permitted by the Conditions of Title) for all other Buildings in the amount of the Purchase Price showing title to the Real Property vested in Buyer, subject only to the Conditions of Title (the “Title Policy”). The Title Policy may contain such endorsements as reasonably required by Buyer provided that the issuance of such endorsements shall not be a condition to Buyer’s obligations hereunder. Buyer shall pay the costs for all such endorsements. Seller shall have no obligation to provide any indemnity or agreement to the Title Company or Buyer to support the issuance of the Title Policy or any such endorsements other than an affidavit as to the existing tenants of the Property and any ongoing construction work at the Property.

ARTICLE V

RISK OF LOSS AND INSURANCE PROCEEDS

Section 5.1 Minor Loss.

Buyer shall be bound to purchase the Property for the full Purchase Price as required by the terms hereof, without regard to the occurrence or effect of any damage to the Property or destruction of any improvements thereon or condemnation of any portion of the Property, provided that: (a) the cost to repair any such damage or destruction does not exceed five percent (5.0%) of the Purchase Price in the estimate of an architect or contractor selected by Seller and reasonably acceptable to Buyer or in the case of a condemnation, the diminution in the value of the remaining Property as a result of a partial threatened or completed condemnation is not material (as hereinafter defined) and (b) upon the Closing, there shall be a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible, less any sums expended by Seller toward the collection of such proceeds or awards and the restoration or repair of the Property (the nature of which restoration or repairs, but not the right of Seller to effect such restoration or repairs, shall be subject to the approval of Buyer, which approval shall not be unreasonably withheld, conditioned or delayed). If the proceeds or awards have not been collected as of the Closing, then such proceeds or awards shall be assigned to Buyer, except to the extent needed to reimburse Seller for sums expended to collect such proceeds or awards or to repair or restore the Property, and Seller shall retain the rights to such proceeds and awards to such extent.

Section 5.2 Major Loss.

If the cost to repair the damage or destruction as specified above exceeds five percent (5.0%) of the Purchase Price in the estimate of an architect or contractor selected by Seller and reasonably acceptable to Buyer or the diminution in the value of the remaining Property as a result of a condemnation is material (as hereinafter defined), then Buyer may, at its option to be exercised within five (5) days of Buyer’s receipt of the damage estimate or the commencement of condemnation proceedings, either terminate this Agreement or consummate the purchase for the full Purchase Price as required by the terms hereof. If Buyer elects to terminate this Agreement by delivering written notice thereof to Seller or fails to give Seller notice within such five (5) day period that Buyer will proceed with the purchase, then this Agreement shall terminate, the Deposit shall be returned to Buyer and neither party shall have any further rights or obligations hereunder except as provided in Sections 6.1, 9.3 and 9.9 below. If Buyer elects to proceed with the purchase, then upon the Closing, there shall be a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible, less any sums expended by Seller toward the collection of such proceeds or awards or to restoration or repair of the Property (the nature of which restoration or repairs, but not the right of Seller to effect such restoration or repairs, shall be subject to the approval of Buyer, which approval shall not be unreasonably withheld, conditioned or delayed). If the proceeds or awards have not been collected as of the Closing, then such proceeds or awards shall be assigned to Buyer, except to the extent needed to reimburse Seller for sums expended to collect such proceeds or awards or to repair or restore the Property, and Seller shall retain the rights to such proceeds and awards to such extent. A condemnation shall be deemed material if as a result of the taking or if reasonably likely in a pending proceeding, any portion of any net rentable area of the Improvements, or any parking is taken which would cause the Property to be in violation of any existing laws or regulations, including but not limited to, zoning regulations, or the existing access to the Property is materially and adversely affected, permanently.

Section 5.3 Uninsured Loss.

In the event of uninsured damage or destruction to any portion of the Property for which Seller is unwilling to pay for the cost of repair, if the parties are unable to agree on a course of action, then Buyer shall elect by the earlier of (a) five (5) business days after written demand by Seller for Buyer to make an election or (b) Closing, to either (1) terminate this Agreement and receive a full refund of the Deposit and the parties shall have no further rights or obligations hereunder except those that expressly survive a termination, or (2) proceed to Closing without receiving any credit against the Purchase Price as a result of such uninsured damage or destruction. If Buyer fails to make a timely election or refuses to Close in such event, this Agreement shall terminate and Buyer shall receive a full refund of the Deposit, and the parties shall have no further rights or obligations hereunder except those that expressly survive a termination.

ARTICLE VI

BROKERS AND EXPENSES

Section 6.1 Brokers.

The parties represent and warrant to each other that no broker or finder was instrumental in arranging or bringing about this transaction except for Eastdil Secured and Trammel Crow Company (collectively, “Seller’s Broker”). At Closing, Seller shall pay the commission due, if any, to Seller’s Broker, which shall be paid pursuant to a separate agreement between Seller and Seller’s Broker. If any other person brings a claim for a commission or finder’s fee based upon any contact, dealings or communication with Buyer or Seller, then the party through whom such person makes his claim shall defend the other party (the “Indemnified Party”) from such claim, and shall indemnify the Indemnified Party and hold the Indemnified Party harmless from any and all costs, damages, claims, liabilities or expenses (including without limitation, court costs and reasonable attorneys’ fees and disbursements) incurred by the Indemnified Party in defending against the claim. The provisions of this Section 6.1 shall survive the Closing or, if the purchase and sale is not consummated, any termination of this Agreement.

Section 6.2 Expenses.

Except as expressly provided in this Agreement, each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

ARTICLE VII

LEASES AND OTHER AGREEMENTS

Section 7.1 Buyer’s Approval of New Leases and Agreements Affecting the Property.

Between the Effective Date and the Closing, Seller shall continue to lease the Property in the same manner as before the making of this Agreement, the same as though Seller were retaining the Property provided that (i) before the expiration of the Contingency Period, any new Lease executed by Seller (and any renewal, extension or expansion not subject to an agreed fixed rate) must provide for terms consistent with the “Cash Flow Statements” for each Building provided in the Sales Package for the CalTIA Portfolio prepared by Seller’s Broker (the “Sales Package”) or as otherwise approved by Buyer; and (ii) after the expiration of the Contingency Period Seller shall not enter into any new Lease or other agreement affecting the Property, or modify or terminate any existing Lease or other agreement affecting the Property, which will be binding on the Property after Closing, except as permitted or required under any Lease and except for agreements which are terminable on no more than sixty (60) days’ notice without payment of any penalty or fee or other cost to Seller, without first obtaining Buyer’s approval of the proposed action, which approval will not be unreasonably withheld, conditioned or delayed. In such case, Buyer shall specify in detail the reasons for its disapproval of any such proposed action. If Buyer fails to give Seller notice of its approval or disapproval of any such proposed action requiring its approval under this Section 7.1 within three (3) business days after Seller notifies Buyer of Seller’s desire to take such action, then Buyer shall be deemed to have given its approval. Any new Lease or other agreement or amendment shall be on Seller’s standard forms for such documents. Buyer agrees to cooperate with Seller in enabling Seller to complete any such proposed transaction requiring Buyer’s approval. Prior to expiration of the Contingency Period, Seller’s rights hereunder shall be subject to the Seller’s giving Buyer five (5) days prior written notice before entering into any new Leases or agreements affecting the Property and in any case at least three (3) days prior to the expiration of the Contingency Period.

Section 7.2 Tenant Improvement Costs, Leasing Commissions and Concessions.

With respect to any new Lease or Lease modification entered into by Seller between May 5, 2006 and the Closing Date, and with respect to any renewal or extension of any Lease, whether through the exercise of an option or otherwise, occurring between such date and the Closing Date, all tenant improvement work, leasing commissions, legal fees or other expenses or grants of any free rent period or other concessions (“Leasing Costs”) shall be prorated over the term of the lease, renewal or extension, based on the economic benefit to the parties hereto occurring before or after the Closing. Seller’s share of such costs shall be based on the portion of economic benefit of the lease term, renewal or extension, as the case may be, occurring prior to Closing, which amount shall be a credit against the Purchase Price, and Buyer shall be responsible for the remainder of such costs. Buyer shall reimburse Seller for all such costs incurred by Seller to the extent Buyer is obligated therefor pursuant to the provisions hereof. Pursuant to the Assignment of Leases Buyer shall assume any then outstanding obligations with respect to such tenant improvements, leasing commissions and concessions. With respect to Leases or Lease modifications or renewals entered into before May 5, 2006, Seller shall be responsible for and shall pay on the Closing Date all Leasing Costs applicable to the then current term of such Leases and Lease modifications or renewals. The provisions of this Section shall survive the Closing.

Section 7.3 Tenant Notices.

At the Closing, Seller shall furnish Buyer with a signed notice to be given to each tenant of the Property. The notice shall disclose that the Property has been sold to Buyer, that, after the Closing, all rents should be paid to Buyer and that Buyer shall be responsible for all the tenant’s security deposit. The form of the notice shall be otherwise reasonably acceptable to the parties. Buyer covenants to deliver said notices to each tenant as soon as reasonably possible after Closing. This provision shall expressly survive Closing.

Section 7.4 Maintenance of Improvements and Operation of Property; Removal of Tangible Personal Property.

Seller agrees to keep its customary property insurance covering the Property in effect until the Closing (provided, however, that the terms of any such coverage maintained in blanket form may be modified as Seller deems necessary). Seller shall maintain all Improvements substantially in their present condition (ordinary wear and tear, casualty and condemnation excepted), and shall operate and manage the Property in a manner consistent with Seller’s practices in effect prior to the Effective Date, provided that Seller shall in no event be obligated to make any capital expenditures or repairs. Seller shall not remove any Tangible Personal

Property, except as may be required for necessary repair or replacement, and replacement shall be of approximately equal quality and quantity as the removed item of Tangible Personal Property.

Section 7.5 Service Contracts.

Within three (3) business days prior to the expiration of the Contingency Period, Buyer will advise Seller in writing which Service Contracts Buyer will assume and which Service Contracts Buyer requests be terminated at Closing (and Buyer’s failure to so advise Seller in writing shall be deemed to constitute Buyer’s election to assume all such Service Contracts), provided Seller shall have no obligation to terminate, and Buyer shall be obligated to assume, any Service Contracts which by their terms cannot be terminated without penalty or payment of a fee or other cost to Seller. Seller shall deliver at Closing notices of termination of all Service Contracts that are not so assumed and Buyer shall be responsible for any charges applicable to periods commencing with the Closing. Notwithstanding the foregoing, (a) for any Service Contracts which apply to any portion of the Property plus other property owned by Seller and not included in this transaction, Seller shall not be required to assign said Service Contract, and at Closing, Seller shall exclude the applicable Property from said Service Contracts and (b) Seller shall terminate, as of the Closing Date, all existing management and leasing agreements with respect to the Property.

ARTICLE VIII

CLOSING AND ESCROW

Section 8.1 Escrow Instructions.

The escrow instructions to Escrow Agent will be in the form of Exhibit H attached hereto (the “Escrow Instructions”), which shall be executed by Seller and Buyer simultaneously with this Agreement, for delivery to Escrow Agent. Seller and Buyer agree to execute such reasonable additional and supplementary escrow instructions as may be appropriate to enable the Escrow Agent to comply with the terms of this Agreement.

Section 8.2 Closing.

(a) The Closing hereunder shall be held and delivery of all items to be made at the Closing under the terms of this Agreement shall be made on, but not before, June 9, 2006, and before Noon Central time, or such other earlier date and time as Buyer and Seller may mutually agree upon in writing (the “Closing Date”). The Closing shall be held at the offices of the Title Company or as otherwise mutually agreed on by the parties. Except as expressly provided herein, such date and time may not be extended without the prior written approval of both Seller and Buyer.

(b) Notwithstanding anything to the contrary contained herein, SFO Apparel, Inc. (“SFO”), the sole tenant in the 19,100 sq. ft. building known as 41-43 Park Lane, Brisbane, CA (the “SFO Property”), has an option (the “SFO Option”) to acquire the SFO Property, which option has been exercised by SFO. If by the Closing Date (i) the SFO Option is still in effect and (ii) SFO has not closed on the SFO Property, then Buyer shall close on the other Property but this Agreement shall remain in full force and effect as it relates to the SFO Property, and the Closing Date for the SFO Property shall be extended for up to ninety (90) days at a Purchase Price of $2,339,750.00. If SFO acquires the SFO Property during the term of this Agreement, then the SFO Property shall automatically be deleted from this Agreement, and the Purchase Price shall be reduced by $2,339,750.00. If SFO defaults under the SFO Option and does not acquire the SFO Property, then Seller shall notify Purchaser thereof, and Purchaser shall acquire the SFO Property within thirty (30) days after said notice, subject to satisfaction of the conditions to Closing in this Agreement.

Section 8.3 Deposit of Documents.

(a) At or before the Closing, each Seller shall deposit into escrow the following items:

(1) the duly executed and acknowledged Deeds in the form attached hereto as Exhibit C conveying the Real Property to Buyer subject to the Conditions of Title;

(2) four (4) duly executed counterparts of the Bill of Sale in the form attached hereto as Exhibit D (the “Bill of Sale”);

(3) four (4) duly executed counterparts of an Assignment and Assumption of Leases, Service Contracts, Warranties and Other Intangible Property in the form attached hereto as Exhibit E pursuant to the terms of which Buyer shall assume all of Seller’s obligations under the Leases, Service Contracts, and other documents and agreements affecting the Property (the “Assignment of Leases”);

(4) an affidavit pursuant to Section 1445(b)(2) of the Code, and on which Buyer is entitled to rely, that Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Code; and

(5) California 593-C Certificate for California Properties.

(b) At or before Closing, Buyer shall deposit into escrow the following items:

(1) immediately available funds necessary to close this transaction, including, without limitation, the Purchase Price (less the Deposit and interest thereon net of investment fees, if any) and funds sufficient to pay Buyer’s closing costs and share of prorations hereunder;

(2) four (4) duly executed counterparts of the Bill of Sale; and

(3) four (4) duly executed counterparts of the Assignment of Leases.

(c) Seller and Buyer shall each execute and deposit a closing statement, such transfer tax declarations and such other instruments as are reasonably required by the Title Company or otherwise required to close the escrow and consummate the acquisition of the Property in accordance with the terms hereof. Seller and Buyer hereby designate Title Company as the “Reporting Person” for the transaction pursuant to Section 6045(e) of the Code and the regulations promulgated thereunder and agree to execute such documentation as is reasonably necessary to effectuate such designation.

(d) Within five (5) business days after the Closing Date, Seller shall deliver or make available at the Property to Buyer: originals of the Leases to the extent in Seller’s possession, or copies of any Leases not in Seller’s possession together with an affidavit from Seller as to such copies being true and complete copies of the applicable Lease(s), copies of the tenant correspondence files (for the three (3) most recent years of Seller’s ownership of the Property only and the current year), and originals of any other items which Seller was required to furnish Buyer copies of or make available at the Property pursuant to Sections 2.1(b) or (e) above, to the extent in Seller’s possession, except for Seller’s general ledger and other internal books or records which shall be retained by Seller. Seller shall deliver possession of the Property to Buyer as required hereunder and shall deliver to Buyer or make available at the Property a set of keys to the Property on the Closing Date.

Section 8.4 Estoppel Certificates.

(a) If in accordance with Article II of this Agreement Buyer elects to proceed with the purchase of the Property, then Seller shall use commercially reasonable efforts to obtain estoppel certificates from each tenant of the Property substantially in the form attached hereto as Exhibit F or, if a tenant’s lease requires a different form, in the form required by the tenant’s lease, or as otherwise provided in this paragraph below. It shall be a condition to Buyer’s obligation to close the sale and purchase of the Property that on or before the Closing, Buyer is able to obtain an estoppel certificate substantially in such form (i) from all of the Major Tenants (defined as any tenant occupying over 50,000 square feet of a Building as of the Effective Date, plus those Tenants listed on Exhibit I attached hereto) and (ii) for each project in the Property [a “project” is all of the buildings located in a geographic region as grouped together in the Sales Package; for example, Atlanta, GA is one project], for Leases that in the aggregate for such project cover at least 65% of the total rentable square feet of such project actually rented to tenants and that represent at least 65% of the base rent revenue of such project (collectively, the “Estoppel Threshold”). The Estoppel Threshold shall be measured against the rent roll of the Property as of the date hereof (i.e. Seller will not have to deliver estoppels for tenants who have executed Leases after the date hereof), but exclusive of any Leases which expire after the Effective Date or are otherwise terminated with Buyer’s approval or by a tenant pursuant to an express termination right under its Lease after the Effective Date. All estoppel certificates shall be dated no more than forty-five (45) days prior to the originally scheduled Closing Date. An estoppel certificate, even though not in the required estoppel form, will be deemed reasonably acceptable to Buyer if it (i) contains the following information: confirming rent, security deposit, and termination date; that no rent has been paid more than one month in advance; that the Lease is in full force and effect and that a true and correct copy of the Lease with all amendments and modifications is attached; and that all work to be performed by landlord has been performed and that the tenant has no knowledge of any landlord default, (ii) is on the form required by the Lease, or (iii) is on the standard form of a tenant which customarily issues its own form. If Seller is unable to satisfy the Estoppel Threshold, Seller may (but is not required to) deliver estoppel certificates containing the information set forth in clause (i) above executed by Seller covering such leases as are sufficient, when aggregated with the tenant estoppel certificates previously delivered, to satisfy the Estoppel Threshold, provided that Buyer shall not be obligated to accept Seller estoppel certificates that collectively cover in excess of ten percent (10%) of the area of the Property actually rented to tenants. Seller’s representations and warranties in any Seller estoppel certificates will survive the Closing, subject to the limitations contained in Sections 3.2, 3.3, 3.4, 9.11 and 9.19 hereof. In the event that Buyer receives an estoppel certificate from a tenant complying with the requirements of this Section 8.4 and for which Seller previously delivered its estoppel certificate, Seller shall be automatically released from any liability or obligation under its estoppel certificate.

(b) If Seller is unable to obtain and deliver sufficient tenant estoppel certificates as required under Section 8.4(a), or if the certificates received or substituted Seller estoppels contain material information or omissions unacceptable to Buyer in its reasonable discretion and Buyer objects thereto by written notice to Seller within two (2) business days after receipt by Buyer of the objectionable estoppel, but in any event on or before the Closing Date, then Seller will not be in default by reason thereof, and Seller may elect to extend the Closing Date by up to thirty (30) days in order to satisfy the requirement. If Seller still cannot satisfy the requirement at the end of such extended period, then Buyer may, by written notice given to Seller before the Closing, elect to terminate this Agreement and receive a refund of the Deposit or waive said condition. If Buyer so elects to terminate this Agreement, neither party shall have any further rights or obligations hereunder except as provided in Section 6.1 above and Sections 9.3 and 9.9 below. If no such notice is delivered by Buyer, Buyer shall be deemed to have waived such condition.

Section 8.5 Prorations.

(a) Rents, including, without limitation, percentage rents, if any, and any additional charges and expenses payable by tenants under Leases, all as and when actually collected; real property taxes and assessments; water, sewer and utility charges; amounts payable under any Service Contracts or other agreements or documents; annual permits and/or inspection fees (calculated on the basis of the period covered); and any other expenses of the operation and maintenance of the Property (including, without limitation, expenses prepaid by Seller and expenses already paid by Seller but which are being amortized over time by Seller and with respect to which Seller shall receive a credit at Closing in the amount of the prepaid or unamortized portion thereof), shall all be prorated as of 11:59 p.m. on the day immediately prior to Closing (i.e., Buyer is entitled to the income and responsible for the expenses of the day of Closing), on the basis of a 365-day year. Buyer shall reimburse Seller for the Leasing Costs due Seller, as provided in Section 7.2. Seller shall pay, or credit Buyer, for the Leasing Costs for which Seller is responsible pursuant to Section 7.2.

All rents collected after the Closing shall be applied and paid as provided in this Section 8.5(a). If a tenant shall specifically designate a payment as being attributable to, or if it is readily ascertainable that a payment received from a tenant is attributable to reimbursement for work performed by Seller on the tenant’s premises, such payment shall be so applied. If there is no such designation or if not so readily ascertainable, any payment received from a tenant after Closing shall be deemed a payment of rent due after the Closing until the tenant is current on rents and sums due under the applicable Lease on or after the Closing, and then such payments shall be paid to Seller to the extent of any rent or other sums owing to Seller for periods prior to Closing. Buyer shall use reasonable efforts to collect such rents and other sums owing to Seller.

Seller retains the right to collect any such rents and other sums from tenants after Closing; provided, however, that Seller shall have no right to cause any such tenant to be evicted or to exercise any other landlord remedy against such tenant other than to sue for collection.

Reconciliations of taxes, insurance charges and other expenses owed by tenants under Leases for the calendar year (or fiscal year if different from the calendar year) in which the Closing occurs shall be prepared by Buyer with the cooperation of Seller within 90 days following the end of such year in accordance with the requirements set forth in the Leases and as provided in this Section 8.5(a). For those Leases in which tenants pay a proportionate share of taxes, insurance charges or other expenses over a base year amount or expense stop, the proration between the parties of the income received from tenants over such base year amount or expense stop shall be calculated based on the total amount of such expenses for the Property incurred by both Seller and Buyer for the entire calendar (or, if applicable, fiscal) year, rather than on the amount of such expenses actually incurred by each party for such year, in order to enable the parties to determine if the base year amount or expense stop for such year is exceeded. Such income as so calculated shall be prorated between the parties based on the number of days each party owned the Property during such year and otherwise in accordance with this Section 8.5(a). By way of illustration but without limiting the foregoing, if: (i) the Closing occurs on June 1, 2004, (ii) during Seller’s period of ownership of the Property during the year 2004 (151 days), Seller incurred expenses of $450,000, (iii) during Buyer’s period of ownership of the Property during the year 2004 (214 days), Buyer incurred expenses of $500,000, (iv) total expenses for such year recovered from tenants under Leases is $400,000 (e.g., $950,000 total expenses minus a total base year amount of $550,000), then Seller would be entitled to $165,479.45 of such income ($400,000/365 days = $1,095.89 per diem multiplied by 151 days) and Buyer would be entitled to $234,520.55 of such income ($1,095.89 per diem multiplied by 214 days), regardless of the actual amount of expenses actually incurred by each party (which would have instead resulted in Seller receiving $189,473.68 of such income and Buyer receiving $210,526.32 of such income). For Leases which do not have a base year amount or expense stop, the proration between the parties of income received from tenants from reconciliations of expenses under the Leases shall be calculated based on the expenses actually incurred by each party for such year and each party’s period of ownership of the Property, and otherwise in accordance with this Section 8.5(a).

The amount of any cash security deposits held by Seller under Leases shall be credited against the Purchase Price (and Seller shall be entitled to retain such cash security deposits). With respect to any security deposits held in the form of letters of credit, if the same are transferable by their terms, Seller shall deliver such letters of credit to Buyer at the Closing, along with Seller’s execution of any reasonable transfer request of the issuing bank necessary to transfer the letter of credit to Buyer, but in any event at no cost or expense to Seller. If such letters of credit are not transferable by their terms, Seller shall reasonably cooperate with Buyer so as to effect a transfer or re-issuance of such letters of credit to Buyer at Closing or as soon thereafter as may be reasonably possible. If, despite such efforts, such letters of credit are not transferred or re-issued to Buyer as of Closing, then after Closing, pending such transfer or re-issuance, if Buyer certifies to Seller that it is entitled to all or any portion of the security deposit under the Lease, Seller (at Buyer’s expense) shall reasonably cooperate with Buyer to make all or any portion of the proceeds of such letters of credit available to Buyer; provided, however, that Buyer shall indemnify Seller against any and all claims, damages and expenses related to carrying out Buyer’s directions. Buyer shall cause all utilities to be transferred into Buyer’s name and account at the time of Closing, and shall make any utility deposits. All of Seller’s utility deposits shall be refunded to Seller, and if Buyer receives any Seller utility deposits, Buyer shall promptly pay them over to Seller.

Seller and Buyer hereby agree that if any of the aforesaid prorations and credits cannot be calculated accurately on the Closing Date, in the case of an error, or in the case of rents or other charges received from tenants, such amount have not been collected, then the same shall be calculated as soon as reasonably practicable after the Closing Date or the date such amounts have been collected, and either party owing the other party a sum of money based on such subsequent proration(s) or credits shall pay said sum to the other party within thirty (30) days thereafter. Any amounts not paid within such thirty (30) day period shall bear interest from the date actually received by the payor until paid at the greater of (i) the rate of ten percent (10%) per annum or (ii) the prime rate (or base rate) reported from time to time in the “Money Rates” column or section of The Wall Street Journal as being the base rate on corporate loans at larger United States money center commercial banks plus two (2) percent. Upon request of either party, the parties shall provide a detailed and accurate written statement signed by such party certifying as to the payments received by such party from tenants from and after Closing and to the manner in which such payments were applied, and shall make their books and records available for inspection by the other party during ordinary business hours upon reasonable advance notice.

(b) All basic owner’s title charges (excluding extended coverage, any of Buyer’s endorsements, reinsurance charges, lender’s policy premiums, costs to remove the standard survey exception in Texas, and the additional premium costs resulting from the issuance of separate title policies for any of the buildings comprising the Property or the upgrade of a CLTA policy in California to an ALTA policy) shall be paid by Seller. All sale and transfer taxes or similar taxes imposed upon the transfer of the Property by applicable law shall be allocated between the parties as is custom in the state, county and city in which the Property is located. Seller has ordered updated surveys for each Property, and has or will deliver a copy to Buyer. At Closing, Buyer shall (i) reimburse Seller for the survey costs paid by Seller prior to Closing and (ii) pay the surveyors directly for the surveys not previously paid by Seller, and all updates and modifications required by Buyer. Any escrow fees shall be split equally between Seller and Buyer. Except as set forth above, all title charges (including extended coverage, any of Buyer’s endorsements, reinsurance charges, lender’s policy premiums, costs to remove the standard survey exception in Texas, and the additional premium costs resulting from the issuance of separate title policies for any of the buildings comprising the Property or the upgrade of a CLTA policy in California to an ALTA policy), survey costs, closing fees, recording fees or taxes shall be paid by Buyer at Closing. The parties will execute and deliver any required transfer or other similar tax declarations to the appropriate governmental entity at Closing.

(c) The provisions of this Section 8.5 shall survive the Closing.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Notices.

Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, (c) by facsimile with confirmation of receipt, or (d) by a commercial overnight courier that guarantees next business day delivery and provides a receipt, and such notices shall be addressed as follows:

To Buyer:	Dividend Capital Operating Partnership LP 518 17th Street, Suite 1700 Denver, Colorado 80202 Attention: W. Jeffrey Jones Phone No.: (303) 285-0374 Fax No.: (303) 228-2201

with a copy to:	Mayer, Brown, Rowe & Maw LLP 71 South Wacker Chicago, IL 60606-4637 Attention: Milos Markovic Phone No.: (312) 701-7202 Fax No.: (312) 706-8505

To Seller:	c/o RREEF 875 North Michigan Avenue 41st Floor Chicago, Illinois 60611 Attention: James E. Toney Phone No.: (312) 278-6571 Fax No.: (312) 266-9346

with a copy to:	Alston & Bird LLP 1201 W. Peachtree Street Atlanta, Georgia 30309 Attention: James G. Farris, Jr. Phone No.: (404) 881-7896 Fax No.: (404) 881-7777

or to such other address as either party may from time to time specify in writing to the other party. Any notice or other communication sent as hereinabove provided shall be deemed effectively given (a) on the date of delivery, if delivered in person; (b) on the date mailed if sent by certified mail, postage prepaid, return receipt requested or by a commercial overnight courier; or (c) on the date of transmission, if sent by facsimile with confirmation of receipt. Such notices shall be deemed received (a) on the date of delivery, if delivered by hand or overnight express delivery service; (b) on the date indicated on the return receipt if mailed; or (c) on the date of transmission, if sent by facsimile. If any notice mailed is properly addressed but returned for any reason, such notice shall be deemed to be effective notice and to be given on the date of mailing. Any notice sent by the attorney representing a party, shall qualify as notice under this Agreement.

Section 9.2 Entire Agreement.

This Agreement, together with the Exhibits and schedules hereto, contains all representations, warranties and covenants made by Buyer and Seller and constitutes the entire understanding between the parties hereto with respect to the subject matter hereof. Any prior correspondence, memoranda or agreements are replaced in total by this Agreement together with the Exhibits and schedules hereto.

Section 9.3 Entry and Indemnity.

In connection with any entry by Buyer, or its agents, employees or contractors onto the Property, Buyer shall give Seller reasonable advance notice of such entry and shall conduct such entry and any inspections in connection therewith (a) during normal business hours, (b) so as to minimize, to the greatest extent possible, interference with Seller’s business and the business of Seller’s tenants, (c) in compliance with all applicable laws, and (d) otherwise in a manner reasonably acceptable to Seller. Without limiting the foregoing, prior to any entry to perform any on-site testing, including but not limited to any borings, drillings or samplings, Buyer shall give Seller written notice thereof, including the identity of the company or persons who will perform such testing and the proposed scope and methodology of the testing. Seller shall approve or disapprove, in Seller’s sole discretion, the proposed testing within three (3) business days after receipt of such notice. If Seller fails to respond within such three (3) business day period, Seller shall be deemed to have disapproved the proposed testing. If Buyer or its agents, employees or contractors take any sample from the Property in connection with any such approved testing, Buyer shall provide to Seller a portion of such sample being tested to allow Seller, if it so chooses, to perform its own testing. Buyer shall permit Seller or its representative to be present to observe any testing or other inspection or due diligence review performed on or at the Property. Upon the request of Seller, Buyer shall promptly deliver to Seller copies of any reports relating to any testing or other inspection of the Property performed by Buyer or its agents, representatives, employees, contractors or consultants. Notwithstanding anything to the contrary contained herein, Buyer shall not contact any governmental authority or any tenant without first obtaining the prior written consent of Seller thereto in Seller’s sole discretion, and Seller, at Seller’s election, shall be entitled to have a representative participate in any telephone or other contact made by Buyer to a governmental authority or tenant and present at any meeting by Buyer with a governmental authority or tenant. Buyer shall maintain, and shall assure that its contractors maintain, public liability and property damage insurance in amounts and in form and substance adequate to insure against all liability of Buyer and its agents, employees or contractors, arising out of any entry or inspections of the Property pursuant to the provisions hereof, and Buyer shall provide Seller with evidence of such insurance coverage upon request by Seller. Buyer shall indemnify and hold Seller harmless from and against any costs, damages, liabilities, losses, expenses, liens or claims (including, without limitation, court costs and reasonable attorneys’ fees and disbursements) arising out of or relating to any entry on the Property by Buyer, its agents, employees or contractors in the course of performing the inspections, testings or inquiries provided for in this Agreement, including, without limitation, any release of Hazardous Materials or any damage to the Property; provided that Buyer shall not be liable to Seller solely as a result of (i) the discovery by Buyer of a pre-existing condition on the Property to the extent the activities of Buyer, its agents, representatives, employees, contractors or consultants are conducted without negligence or (ii) disclosures required by law to be made to any governmental authorities as a result of Buyer’s inspections provided that Buyer first shall promptly notify Seller of such intended disclosure so that Seller may seek an appropriate protective order or other remedy in connection with such disclosure, and Buyer shall reasonably cooperate with Seller in obtaining such protective order or other remedy. The provisions of this Section 9.3 shall be in addition to any access or indemnity agreement previously executed by Buyer in connection with the Property; provided that in the event of any inconsistency between this Section 9.3 and such other agreement, the provisions of this Section 9.3 shall govern. The foregoing indemnity shall survive beyond the Closing, or, if the sale is not consummated, beyond the termination of this Agreement. Buyer’s right of entry, as provided in this Section 9.3, shall continue up through the date of Closing.

Section 9.4 Time.

Time is of the essence in the performance of each of the parties’ respective obligations contained herein. If the time period by which any right, option or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday or legal or bank holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled business day.

Section 9.5 Attorneys’ Fees.

If either party hereto fails to perform any of its obligations under this Agreement or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, whether prior to or after Closing, or if any party defaults in payment of its post-Closing financial obligations under this Agreement, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys’ fees and disbursements.

Section 9.6 Assignment.

Buyer’s rights and obligations hereunder shall not be assignable without the prior written consent of Seller in Seller’s sole discretion. Notwithstanding the foregoing, Buyer shall have the right, without the necessity of obtaining Seller’s consent but with prior written notice to Seller, to assign its right, title and interest in and to this Agreement or with respect to one or more properties to a separate account, or any entity in which Buyer is a general partner or manager, or an entity owned by a separate account, or any entity in which Buyer is a general partner or manager, of Buyer at any time before the Closing Date. Buyer shall in no event be released from any of its obligations or liabilities hereunder in connection with any assignment. Without limiting and notwithstanding the above, in no event shall Buyer have the right to assign its rights or obligations hereunder to any party which could not make the representation and warranty contained in subsection 3.5(e) above, and in connection with any assignment pursuant to the terms hereof, the assignee shall reconfirm in a written instrument acceptable to Seller and delivered to Seller prior to the effective date of the assignment said representation and warranty as applied to the assignee and that all other terms and conditions of this Agreement shall apply to such assignee. Subject to the provisions of this Section, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Section 9.7 Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

Section 9.8 Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

Section 9.9 Confidentiality and Return of Documents.

Buyer and Seller shall each maintain as confidential any and all material obtained about the other or, in the case of Buyer, about the Property, this Agreement or the transactions contemplated hereby, and shall not disclose such information to any third party. Except as may be required by law, Buyer will not divulge any such information to other persons or entities including, without limitation, appraisers, real estate brokers, or competitors of Seller. Notwithstanding the foregoing, Buyer shall have the right to disclose information with respect to the Property to its officers, directors, employees, attorneys, accountants, environmental auditors, engineers, potential investors and lenders, and permitted assignees under this Agreement and other consultants to the extent necessary for Buyer to evaluate its acquisition of the Property provided that all such persons are told that such information is confidential and agree (in writing for any third party engineers, environmental auditors or other consultants) to keep such information confidential. If Buyer acquires the Property from Seller, Seller and Buyer shall have the right, subsequent to the Closing of such acquisition, to publicize the transaction (other than the parties to or the specific economics of the transaction) in whatever manner it deems appropriate; provided that any press release or other public disclosure regarding this Agreement or the transactions contemplated herein, and the wording of same, must be approved in advance by both parties. Nothing contained herein shall prevent Seller or Buyer from making any disclosure(s) required by applicable law. The provisions of this paragraph shall survive the Closing or any termination of this Agreement. In the event the transaction contemplated by this Agreement does not close as provided herein, upon the request of Seller, Buyer shall promptly return to Seller all Due Diligence Materials and other documents and copies obtained by Buyer in connection with the purchase of the Property hereunder.

Section 9.10 Interpretation of Agreement.

The article, section and other headings of this Agreement are for convenience of reference only and shall not be construed to affect the meaning of any provision contained herein. Where the context so requires, the use of the singular shall include the plural and vice versa and the use of the masculine shall include the feminine and the neuter. The term “person” shall include any individual, partnership, joint venture, corporation, trust, unincorporated association, any other entity and any government or any department or agency thereof, whether acting in an individual, fiduciary or other capacity.

Section 9.11 Limited Liability.

The obligations of each Selling Entity under this Agreement and under all of the Other Documents are intended to be binding only on the property of each Selling Entity and shall not be personally binding upon, nor shall any resort be had to, the private properties of any Seller Related Parties or any other Selling Entity.

Section 9.12 Amendments.

This Agreement may be amended or modified only by a written instrument signed by Buyer and Seller.

Section 9.13 No Recording.

Neither this Agreement or any memorandum or short form thereof may be recorded by Buyer.

Section 9.14 Drafts Not an Offer to Enter into a Legally Binding Contract.

The parties hereto agree that the submission of a draft of this Agreement by one party to another is not intended by either party to be an offer to enter into a legally binding contract with respect to the purchase and sale of the Property. The parties shall be legally bound with respect to the purchase and sale of the Property pursuant to the terms of this Agreement only if and when the parties have been able to negotiate all of the terms and provisions of this Agreement in a manner acceptable to each of the parties in their respective sole discretion, and both Seller and Buyer have fully executed and delivered to each other a counterpart of this Agreement.

Section 9.15 ERISA.

Without limiting Buyer’s representation and warranty in Section 3.5(e) above, within ten (10) days after the Effective Date, Buyer shall furnish to Seller all information regarding Buyer, its affiliates and the shareholders, members, investors or partners of each of them and any permitted assignees of Buyer hereunder (collectively, the “Buyer Related Parties”) as Seller requests in order to enable Seller to determine to Seller’s sole satisfaction that Buyer’s representation and warranty contained in Section 3.5(e) of this Agreement is true and correct. Buyer represents and warrants and covenants to Seller that there will not be any change in any such information regarding Buyer or the Buyer Related Parties prior to or on the Closing. In the event any such information or change in Seller’s reasonable judgment makes this transaction a sale to a party-in-interest, Seller may terminate this Agreement without liability on the part of Seller or Buyer (provided such change did not occur as a result of a default by Buyer), other than Buyer’s indemnity contained in Section 9.3 hereof and the obligations of Buyer contained in Sections 6.1 and 9.9 hereof, and the Deposit will be returned to Buyer.

Section 9.16 No Partnership.

The relationship of the parties hereto is solely that of Seller and Buyer with respect to the Property and no joint venture or other partnership exists between the parties hereto. Neither party has any fiduciary relationship hereunder to the other.

Section 9.17 No Third Party Beneficiary.

The provisions of this Agreement are not intended to benefit any third parties.

Section 9.18 Radon Disclosure. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over a period of time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

Section 9.19 Limitation on Liability.

Notwithstanding anything to the contrary contained herein, after the Closing: (a) the maximum aggregate liability of each Selling Entity, and the maximum aggregate amount which may be awarded to and collected by Buyer (including, without limitation, for any breach of any representation, warranty and/or covenant by each Selling Entity) under this Agreement or any documents executed pursuant hereto or in connection herewith, including, without limitation, the Deed, the Bill of Sale, and the Assignment of Leases (collectively, the “Other Documents”), shall under no circumstances whatsoever exceed one and one-half percent (1.5%) of the Purchase Price allocated to the Buildings owned by the applicable Selling Entity; and (b) no claim by Buyer alleging a breach by a Selling Entity of any representation, warranty and/or covenant of a Selling Entity contained herein or in any of the Other Documents may be made, and said Selling Entity shall not be liable for any judgment in any action based upon any such claim, unless and until such claim, either alone or together with any other claims by Buyer alleging a breach by said Selling Entity of any such representation, warranty and/or covenant is for an aggregate amount in excess of Twenty Five Thousand Dollars ($25,000) (the “Floor Amount”), in which event said Selling Entity’s liability respecting any final judgment concerning such claim or claims shall be for the entire amount thereof, subject to the limitation set forth in clause (a) above; provided, however, that if any such final judgment is for an amount that is less than or equal to the Floor Amount, then the Selling Entity shall have no liability with respect thereto. The prorations under Section 8.5 are not governed by this Section 9.19 and are not included in the computation of the limitations of liability set forth in this Section 9.19.

Section 9.20 Survival.

Except as expressly set forth to the contrary herein, no representations, warranties, covenants or agreements of Seller contained herein shall survive the Closing.

Section 9.21 Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall for any reason and to any extent be held to be invalid or unenforceable, then such term or provision shall be ignored, and to the maximum extent possible, this Agreement shall continue in full force and effect, but without giving effect to such term or provision.

Section 9.22 No Waiver. Neither the failure of either party to exercise any power given such party hereunder or to insist upon strict compliance by the other party with its obligations hereunder, nor any custom or practice of the parties at variance with the terms hereof shall constitute a waiver of either party’s right to demand exact compliance with the terms hereof.

Section 9.23 Construction. The parties agree that this Agreement is the result of negotiation by the parties, each of whom was represented by counsel, and thus, this Agreement shall not be construed against the maker thereof.

Section 9.24 Survival of Article IX.

The provisions of this Article IX shall survive the Closing.

Section 9.25 Information and Audit Cooperation. At any time before or within 75 days after the Closing, at Buyer’s request, Seller shall reasonably cooperate with Buyer (at no cost or expense to Seller or Seller’s independent auditors) to enable Buyer to comply with any financial reporting requirements applicable to Buyer, including without limitation allowing Buyer’s auditors access to the books and records of Seller and the working papers of Seller’s independent auditors relating to the operation of the Property.

[SIGNATURES BEGIN ON NEXT PAGE]

The parties hereto have executed this Agreement as of the date set forth next to each party’s signature below, and effective as of the Effective Date as defined in the first paragraph of this Agreement.

Date of Execution: May 10, 2006	SELLER:

CABOT INDUSTRIAL VENTURE A, LLC, a Delaware limited liability company

	By:	/s/ James E. Toney
James E. Toney
Authorized Representative

CABOT INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company

	By:	/s/ James E. Toney
James E. Toney
Authorized Representative

CW INDUSTRIAL VENTURE A, LLC, a Delaware limited liability company

	By:	/s/ James E. Toney
James E. Toney
Authorized Representative

CABOT INDUSTRIAL VENTURE A TEXAS, L.P., a Delaware limited partnership

	By:	CW Industrial A Texas, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ James E. Toney
James E. Toney
Authorized Representative

CABOT INDUSTRIAL VENTURE B TEXAS, L.P., a Delaware limited partnership

	By:	CW Industrial A Texas, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ James E. Toney
James E. Toney
Authorized Representative

Date of Execution: May 10, 2006	BUYER:

DIVIDEND CAPITAL OPERATING PARTNERSHIP LP, a Delaware limited partnership

By:
Name:
Its:

LIST OF EXHIBITS AND SCHEDULES

Exhibits

EXHIBIT A-1	GENERAL PROPERTY DESCRIPTION

EXHIBIT A	REAL PROPERTY DESCRIPTION

EXHIBIT B	LIST OF TENANT LEASES

EXHIBIT C	DEED

EXHIBIT D	BILL OF SALE

EXHIBIT E	ASSIGNMENT OF LEASES, SERVICE CONTRACTS, WARRANTIES AND OTHER INTANGIBLE PROPERTY

EXHIBIT F	ESTOPPEL CERTIFICATE

EXHIBIT G	LIST OF SERVICE CONTRACTS

EXHIBIT H	ESCROW AGREEMENT

EXHIBIT I	Other Major Tenants

Schedules

SCHEDULE 1	DISCLOSURE ITEMS

Exhibit A-1

GENERAL PROPERTY DESCRIPTIONS

SAN JOSE/EAST BAY PROPERTIES

Asset	Address	MSA	City	County	State	Zip	Purchase Price Allocation
CHERRY STREET	38503 Cherry Street	East Bay	Newark	Alameda	CA	94560	$
	38505 Cherry Street	East Bay	Newark	Alameda	CA	94560	$
	38507 Cherry Street	East Bay	Newark	Alameda	CA	94560	$
CONTRA COSTA DIABLO	4021 Pike Lane	East Bay	Concord	Contra Costa	CA	94520	$
	4030 Pike Lane	East Bay	Concord	Contra Costa	CA	94520	$
	4041 Pike Lane	East Bay	Concord	Contra Costa	CA	94520	$
FAIRFIELD COMMERCE CTR	2850 Cordelia Rd	East Bay	Fairfield	Solano	CA	94534	$
	2860 Cordelia Road	East Bay	Fairfield	Solano	CA	94534	$
	2870 Cordelia Road	East Bay	Fairfield	Solano	CA	94534	$
VASCO BUSINESS CENTER	161 South Vasco Rd	East Bay	Livermore	Alameda	CA	94550	$

SAN FRANCISCO PROPERTIES

PARK LANE	105-115 Park Lane	San Francisco	Brisbane	San Mateo	CA	94005	$
	145 Park Lane	San Francisco	Brisbane	San Mateo	CA	94005	$
	150-159 Park Lane	San Francisco	Brisbane	San Mateo	CA	94005	$
	60 Park Lane	San Francisco	Brisbane	San Mateo	CA	94005	$
	91 – 99 Park Lane	San Francisco	Brisbane	San Mateo	CA	94005	$
	41-43 Park Lane	San Francisco	Brisbane	San Mateo	CA	94005	$
VALLEY DRIVE	165 Valley Drive	San Francisco	Brisbane	San Mateo	CA	94005	$
	235 Valley Drive	San Francisco	Brisbane	San Mateo	CA	94005	$
	240 Valley Drive	San Francisco	Brisbane	San Mateo	CA	94005	$
	280 Valley Drive	San Francisco	Brisbane	San Mateo	CA	94005	$
	185 Valley Drive	San Francisco	Brisbane	San Mateo	CA	94005	$
OLD COUNTY RD	280 Old County Road	San Francisco	Brisbane	San Mateo	CA	94005	$
CYPRESS LANE	50 – 58 Crypress Lane	San Francisco	Brisbane	San Mateo	CA	94005	$

A-1-1

MIAMI PROPERTIES

FLORIDA AIRPORT WEST	1600 - 1650 NW 70th Ave	Miami	Miami	Miami-Dade	FL	33126	$
	2003 - 2011 NW 70th Ave	Miami	Miami	Miami-Dade	FL	33122	$
SOUTH BROWARD	2500 N. Andrews Ave	Miami	Pompano Beach	Broward	FL	33064	$

ORLANDO PROPERTIES

EAST LANDSTREET ROAD	2000 E. Landstreet Rd	Orlando	Orlando	Orange	FL	32824	$
AIRPORT DISTRIBUTION CTR	2425 E. Landstreet Rd	Orlando	Orlando	Orange	FL	32824	$
	2437 E. Landstreet Rd.	Orlando	Orlando	Orange	FL	32824	$
	2544 E. Landstreet Rd	Orlando	Orlando	Orange	Fl	32824	$
	8200 Boggy Creek Rd	Orlando	Orlando	Orange	FL	32824	$
	8810 Boggy Creek Rd	Orlando	Orlando	Orange	FL	32824	$
	8822 Boggy Creek Rd	Orlando	Orlando	Orange	FL	32824	$
	8870 Boggy Creek Rd	Orlando	Orlando	Orange	FL	32824	$
	9025 Boggy Creek Rd	Orlando	Orlando	Orange	FL	32824	$
	9080 Boggy Creek Rd	Orlando	Orlando	Orange	FL	32824	$

A-1-2

ATLANTA PROPERTIES

NORTHMONT EVERGREEN	2100 Evergreen Blvd	Atlanta	Duluth	Gwinnett	GA	30096	$
	2220 Northmont Pkwy	Atlanta	Duluth	Gwinnett	GA	30096	$
	2222 Northmont Pkwy	Atlanta	Duluth	Gwinnett	GA	30096	$
	2232 Northmont Pkwy	Atlanta	Duluth	Gwinnett	GA	30096	$
	2240 Northmont Pkwy	Atlanta	Duluth	Gwinnett	GA	30096	$
	2980 Evergreen Blvd	Atlanta	Duluth	Gwinnett	GA	30096	$
SUMMIT RIDGE	3270 Summit Ridge Pkwy	Atlanta	Duluth	Gwinnett	GA	30096	$
	3280 Summit Ridge Pkwy	Atlanta	Duluth	Gwinnett	GA	30096	$
	3290 Summit Ridge Pkwy	Atlanta	Duluth	Gwinnett	GA	30096	$

MARYLAND PROPERTIES

GUILFORD ROAD	12011 Guilford Road	Maryland	Annapolis Junction	Anne Arundel	MD	20701	$
SAVAGE	8680 Greenwood Place	Maryland	Savage	Howard	MD	20763	$
	8705 Bollman Place	Maryland	Savage	Howard	MD	20763	$

CHARLOTTE MSA PROPERTIES (INCLUDES ROCK HILL, SC)

NATIONS FORD	11515 Nations Ford Rd	Charlotte	Pineville	Mecklenburg	NC	28134	$
ROCK HILL	860 Marine Drive	Charlotte	Rock Hill	York	SC	29730	$
REAMES ROAD	10810 Reames Road	Charlotte	Charlotte	Mecklenburg	NC	28269	$
WOODPARK	1301 Carrier Drive	Charlotte	Charlotte	Mecklenburg	NC	28216	$
	3401 Woodpark Drive	Charlotte	Charlotte	Mecklenburg	NC	28206	$
	3601 Woodpark Drive	Charlotte	Charlotte	Mecklenburg	NC	28206	$
	3804 Woodpark Drive	Charlotte	Charlotte	Mecklenburg	NC	28206	$

A-1-3

CINCINNATI MSA PROPERTIES (INCLUDES KY)

CREEK ROAD	4701 Creek Road	Cincinnati	Cincinnati	Hamilton	OH	45242	$
HOLTON DRIVE	8170 Holton Drive	Cincinnati	Florence	Boone	KY	41042	$
FOUNDATION/POWER LINE	6840 Power Line Drive	Cincinnati	Florence	Boone	KY	41042	$
	7705 Foundation Drive	Cincinnati	Florence	Boone	KY	41042	$
	7725 Foundation Drive	Cincinnati	Florence	Boone	KY	41042	$
	7745 Foundation Drive	Cincinnati	Florence	Boone	KY	41042	$
	7765 Foundation Drive	Cincinnati	Florence	Boone	KY	41042	$
	7785 Foundation Drive	Cincinnati	Florence	Boone	KY	41042	$
	7850 Foundation Drive	Cincinnati	Florence	Boone	KY	41042	$
	7880 Foundation Drive	Cincinnati	Florence	Boone	KY	41042	$
	7945 Foundation Drive	Cincinnati	Florence	Boone	KY	41042	$
Jamike Drive	1420 Jamike Drive	Cincinnati	Erlanger	Kenton	KY	41018	$
	1430 Jamike Drive	Cincinnati	Erlanger	Kenton	KY	41018	$
	1440 Jamike Drive	Cincinnati	Erlanger	Kenton	KY	41018	$
	1445 Jamike Drive	Cincinnati	Erlanger	Kenton	KY	41018	$
	1455 Jamike Drive	Cincinnati	Erlanger	Kenton	KY	41018	$
	1350 Jamike Drive	Cincinnati	Erlanger	Kenton	KY	41018	$
	1405 Jamike Drive	Cincinnati	Erlanger	Kenton	KY	41018	$

DALLAS PROPERTIES

PATRIOT CORPORATE	4050 Corporate Drive	Dallas	Grapevine	Dallas	TX	76051	$
	4151 N. Hwy 121	Dallas	Grapevine	Dallas	TX	76051	$
	4055 Corporate Drive	Dallas	Grapevine	Dallas	TX	76051	$
	4155 Patriot Drive	Dallas	Grapevine	Dallas	TX	76051	$
	4255 Patriot Drive	Dallas	Grapevine	Dallas	TX	76051	$

A-1-4

EXHIBIT A

Real Property Description

Legal Descriptions

Site Name: Cherry Street

Site No.: 1

NBU No. 20600510

CITY OF NEWARK

A PORTION OF LOTS 120, 121, 122, 105, 106 AND 107 AND A PORTION OF MOORES AVENUE, AS SAID LOTS AND AVENUE ARE SHOWN ON MAP SHOWING THE TOWN OF NEWARK AND THE VILLA—LOTS & FARMS IN ITS VICINITY, FILED APRIL 27, 1880, IN BOOK 17 OF MAPS, PAGE 42, IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHWESTERN LINE OF CHERRY STREET, ALSO KNOWN AS CHERRY ROAD, AS SAID STREET EXISTED BEFORE BEING WIDENED FROM A WIDTH OF SO FEET AT THE MOST NORTHERN CORNER OF THE 33.51 ACRE PARCEL OF LAND DESCRIBED IN THE DEED DATED JUNE 23, 1959, FROM SOUTHERN PACIFIC COMPANY TO PETERBILT MOTORS COMPANY, RECORDED JULY 10, 1959, IN BOOK 9084, PAGE 539, INSTRUMENT NO. AC/81456, OFFICIAL RECORDS; THENCE ALONG SAID SOUTHWESTERN LINE OF CHERRY STREET, NORTH 56° 38’ 32” WEST, 700.00 FEET TO A LINE DRAWN PARALLEL WITH SAID DISTANT NORTHWESTERLY 700.00 FEET, RIGHT ANGLE MEASUREMENT, FROM THE NORTHWESTERN LINE OF SAID 33.51 ACRE PARCEL OF LAND; THENCE ALONG SAID LINE SO DRAWN, AND ITS PROLONGATION SOUTHWESTERLY, SOUTH 33° 21’ 28” WEST, 1815.18 FEET TO THE PROLONGATION NORTHWESTERLY OF THE SOUTHWESTERN LINE OF SAID 33.51 ACRE PARCEL OF LAND; THENCE ALONG THE LAST SAID PROLONGATION, SOUTH 59° 25’ 52” EAST, 700.83 FEET TO THE NORTHWESTERN LINE OF SAID 33.51 ACRE PARCEL OF LAND; THENCE ALONG THE LAST MENTIONED LINE, NORTH 33° 21’ 28” EAST, 1781.08 FEET TO THE POINT OF BEGINNING.

EXCEPTING AND RESERVING TO SOUTHERN PACIFIC COMPANY, A CORPORATION, ITS SUCCESSOSRS AND ASSIGNS, FOREVER, THE TITLE AND EXCLUSIVE RIGHT TO ALL OF THE MINERAL AND MINERAL ORES OF EVERY KIND AND CHARACTER NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING SAID LAND, OR THAT MAY BE PRODUCED THEREFROM, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ALL PETROLEUM, OIL, NATURAL GAS AND OTHER HYDROCARBON SUBSTANCES AND PRODUCTS DERIVED THEREFROM, TOGETHER WITH THE EXCLUSIVE AND PERPETUAL RIGHT OF SAID SOUTHERN PACIFIC COMPANY, ITS SUCCESSORS AND ASSIGNS, OF INGRESS AND EGRESS BENEATH THE SURFACE OF SAID LAND TO EXPLORE FOR, EXTRACT, MINE AND REMOVE THE SAME, AND TO MAKE SUCH USE OF THE SAID LAND BENEATH THE SURFACE AS IS NECESSARY OR USEFUL IN CONNECTION THEREWITH, WHICH USE

1

MAY INCLUDE LATERAL OR SLANT DRILLING, BORING, DIGGING OR SINKING OF WELLS, SHAFTS OR TUNNELS; PROVIDED, HOWEVER, THAT SAID GRANTOR, ITS SUCCESSORS OR ASSIGNS, SHALL NOT USE THE SURFACE OF SAID LAND IN THE EXERCISE OF ANY OF SAID RIGHTS AND SHALL NOT DISTURB THE SURFACE OF SAID LAND, OR ANY IMPROVEMENT THEREON, RESERVED IN THE DEED RECORDED APRIL 12, 1962, IN REEL 558, IMAGE 384, INSTRUMENT NO. AT/48454, ALAMEDA COUNTY RECORDS.

ASSESSOR’S PARCEL NOS.

092A-2300-008 (AFFECTS PARCEL ONE)

092A-2300-009 (AFFECTS PARCEL TWO)

Site Name: Contra Costa Diablo – 1

Site No.: 2

NBU No. 20600511

THE LAND REFERRED TO HEREIN IS SITUATED IN THE CITY OF CONCORD, COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

A portion of Lot “A”, as said Lot “A” is shown and so designated on that certain parcel map filed August 16, 1983, Book 106 of Parcel Maps, Page 50, Contra Costa County Records, more particularly described as follows:

Beginning at the southwestern corner of said Lot “A” (106 PM 50); thence from said point of beginning along the western line of said Lot “A” (106 PM 50) north 19° 57’ 47” west, 363.87 feet; thence leaving said western line north 70° 02’ 13” east, 208.50 feet; thence south 19° 57’ 47” east, 25.50 feet; thence north 70° 02’ 13” east, 53.50 feet to a point on the eastern line of said Lot “A” (106 PM 50); thence along said eastern line south 19° 57’ 47” east; 305.60 feet; thence continuing along said eastern line along an arc of a tangent 30.00 foot radius curve to the right, through a central angle of 90° 37’ 53”, an arc length of 47.45 feet; thence along the southern line of said Lot “A” (106 PM 50) along a reverse tangent 5038.38 foot radius curve to the left, from which the center of said curve bears south 19° 19’ 54” east, through a central angle of 02° 38’ 06”, an arc length of 231.71 feet to said point of beginning.

APN: 159-382-012

Site Name: Contra Costa Diablo – 2

Site No.: 3

NBU No.: 20600512

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF CONCORD, COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

Lots 2 and 3, as shown on the Map of Subdivision 5818, filed June 17, 1980, Map Book 240, Page 33, Contra Costa County Records.

Site Name: Contra Costa Diablo – 3

Site No.: 4

NBU No.: 20600513

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CTTY OF CONCORD, COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

All of Lot “A”, as said Lot “A” is shown and so designated on that certain Parcel Map filed June 27, 1983, Book 106 of Parcel Maps, Page 20, Contra Costa County Records, and a portion of Lot “A”, as said Lot “A” is shown and so designated on that certain Parcel Map filed August 15, 1983, Book 106 of Parcel Maps, Page 50, Contra Costa County Records, more particularly described as follows:

Beginning at the northwestern corner of said Lot “A” (106 PM 20); thence from said point of beginning, along the northern line of said Lot “A” (106 PM 20), north 80° 34’ 37” east, 175.08 feet; thence continuing along said northern line, along an arc of a tangent 110.00 foot radius curve to the right, through a central angle of 79° 27’ 36”, an arc length of 152.55 feet; thence, along the eastern line of said Lot “A” (106 PM 20), south 19° 57” 47” east, 194.51 feet to the northeastern corner of said Lot “A” (106 PM 50); thence along the eastern line of said Lot “A” (106 PM 50), south 19° 57’ 47” east, 43.50 feet; thence leaving said eastern line, south 70° 02’ 13” west, 53.50 feet; thence north 19° 57’ 47” west, 25.50 feet; thence south 70° 02’ 13” west 208.50 feet to a point on the western line of said Lot “A” (106 PM 50); thence along said western line, north 19° 57’ 47” west, 18.00 feet to the southwestern corner of said Lot “A” (106 PM 20); thence along the western line of said Lot “A” (106 PM 20), north 19° 57’ 47” west, 334.68 feet to said point of beginning.

APN: 159-382-011

Site Name: Fairfield Commerce Center

Site No.: 5

NBU No.: 20600514

THE LAND REFERRED TO HEREIN BELOW IS SITUATED CITY OF FAIRFIELD, COUNTY OF SOLANO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

Parcel 1 of the Fairfield Business Center, as shown on the Parcel Map filed in the office of the recorder of Solano County August 28, 1990 in Book 35 of Parcel Maps at Page 67. Excepting therefrom:

All oil, gas, hydrocarbon substances and minerals of every kind and character lying more than 100 feet below the surface of said land, together with the right to drill into, through and to use and occupy all parts of said land lying more than 100 feet below the surface thereof for any and all purposes incidental to the exploration for and production of oil, gas, hydrocarbon substances or minerals from said or other lands, but without, however, any right to use either the surface of said land or any portion of said land within 100 feet of the surface for any purpose whatsoever, as reserved by Busch Properties, Inc. by deed recorded May 26,1982, in Book 1982, Page 32781, Series No. 18813, Solano County Official Records.

APN: 0028-220-310

Site Name: Vasco Business Center

Site No.: 6

NBU No.: 20600515

LOT 1, PARCEL MAP NO. 7328, FILED DECEMBER 13, 1999, IN BOOK 249 OF PARCEL MAPS, PAGES 6 AND 7, SERIES NO. 1999442695, ALAMEDA COUNTY RECORDS.

ASSESSOR’S PARCEL NO. 099B-5900-030

Site Name: McLaughlin

Site No.: 7

NBU No. 20600516

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN JOSE , COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

All of Parcel 2, as shown upon that certain Map entitled, “Parcel Map of a Portion of Pueblo Lands of the City of San Jose”, which Map was filed for Record in the Office of the Recorder of the County of Santa Clara, State of California, on July 25, 1978 in Book 423 of Maps, at Pages 50 and 51.

Excepting therefrom the underground water, as granted in the Deed from C C 7 F Santa Clara Properties, Inc. to San Jose Water Works, a California Corporation, dated January 16, 1979 and recorded April 30, 1979 in Book E456 Page 315 of Official Records.

APN: 471-10-098,099

Site Name: Park Lane - 1

Site No.: 28

NBU No.: 20600537

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF BRISBANE, COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

Parcel 4, as shown on “Parcel Map of a Resubdivision of Lots 7 and 8 and a Portion of Lot 6, Block A, Tract 778, Crocker Industrial Park Unit No. 1, San Mateo County, California, recorded in Volume 51 of Maps, at Pages 35, 36, 37 & 38, Records of San Mateo County, California”, filed November 21, 1966, Book 2 of Parcel Maps, Page 17, San Mateo County Records.

Assessor’s Parcel No. 005-202-150    Joint Plant No. 005-020-202-15A

Site Name: Park Lane - 2

Site No.: 29

NBU No.: 20600538

THE LAND REFERRED TO HEREN BELOW IS SITUATED IN THE OTY OF BRISBANE, COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

Parcel 3, as shown on that certain Parcel Map entitled, “Parcel Map of a Resubdivision of Lots 7 and 8 and a Portion of Lot 6, Block A, Tract 778, Crocker Industrial Park Unit No. 1, San Mateo County, California, recorded in Volume 51 of Maps, at Pages 35, 36, 37 and 38, Records of San Mateo County”, filed for record November 21,1966, Book 2 of Parcel Maps, Page 17, in the Records of San Mateo County, California.

Assessor’s Parcel No. 005-190-100    Joint Plant No. 005-019-190-10A

Site Name: Park Lane - 3

Site No.: 30

NBU No.: 20600539

THE LAND REFERRED TO HERBN BELOW IS SITUATED IN THE CITY OF BRISBANE, COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

Parcel 2, as shown on “Parcel Map of a Resubdivision of Lots 7 and 8 and a Portion of Lot 6, Block A, Tract 778, Crocker Industrial Park Unit No. 1”, filed November 21, 1966, Book 2 of Parcel Maps, Page 17, San Mateo County Records.

Assessor’s Parcel No. 005-190-090    Joint Plant No. 005-019-190-09A

Site Name: Park Lane - 4

Site No.: 31

NBU No.: 20600540

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF BRISBANE, COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

Portion of Lots 4, 5, and 6, Block B, Map of Tract No. 778, Crocker Industrial Park, Unit No. 1, filed June 25, 1959, Book 51 of Maps, Page 35, San Mateo County Records, described as follows:

Commencing at the northwesterly corner of Lot 4, Block B, as said lot and block are shown on the above mentioned map; thence along the easterly line of Park Lane, south 28° 42’ 16” west 10 feet to the true point of beginning; thence from said true point of beginning continuing along the easterly, northerly and westerly lines of said Park Lane, as follows:

South 28° 42’ 16” west 210.00 feet; thence along the arc of a curve to the left, tangent to the preceding course, whose radius is 20.00 feet and central angle is 90° 00’ 00”, an arc length of 31.42 feet; thence south 61° 17’44” east 630 feet; thence on a curve to the left, tangent to the preceding course, having a radius of 20.00 feet and a central angle of 90° 00’ 00”, an arc length of 31.42 feet; thence north 28° 42’16” east 210 feet; thence leaving said Park Lane and running north 61° 17’ 44” west, a distance of 670 feet to the true point of beginning.

Excepting there from the following:

Portion of Lots 4 and 5, Block “B”, as shown upon that certain map entitled, Tract No. 778, Crocker Industrial Park, Unit No. 1, Unincorporated Territory in the County of San Mateo, California, filed in the office of the County Recorder of San Mateo County on June 25, 1959 in Book 51 of Maps at Pages 35 to 38, more particularly described as follows:

Beginning at the most northerly corner of Lot 4 in Block “B”, as said lot and block are shown on the above mentioned map; thence along the northwesterly line of said Lot 4, south 28° 42’ 16” west 10.00 feet to the true point of beginning; thence continuing along the northwesterly line of said Lot 4, south 28° 42’ 16” west 210.00 feet; thence along the arc of a curve to the left, tangent to the preceding course whose radius is 20.00 feet; central angle is 90° 00’ 00” and having an arc length of 31.42 feet; thence tangent to the preceding curve, south 61° 17’ 44” east 205.00 feet to the southwest corner of said Lot 5, Block B; thence continuing along the southwesterly line of said Lot 5, south 61° 17’ 44” east 95.00 feet; thence leaving the southwesterly line of said Lot 5 and running parallel to the northwesterly line of said Lot 5, north 28° 42’ 16” east 230.00 feet; thence north 61° 17’ 44” west 95.00 feet to the northwesterly line of said Lot 5; thence north 61° 17’ 44” west 225.00 feet to the true point of beginning.

JPN: 005-020-201-11A         APN: 005-201-110

Site Name: Park Lane - 5

Site No.: 32

NBU No.: 20600541

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN TTHE CITY OF BRISBANE, COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

Parcel 2, as shown on “Parcel Map of a Resubdivision of Lot 5 and Portions of Lots 4 and 6, Block A, Tract 778, Crocker Industrial Park Unit No. 1”, filed November 21, 1966, Book 1 of Parcel Maps, Page 40, Records of San Mateo County, California.

Excepting there from, that portion conveyed to the City of Brisbane by deed recorded March 18, 1998, Document No. 98036998, San Mateo County Records.

Assessor’s Parcel No. 005-202-200        Joint Plant No. 005-020-202-10A

Site Name: Park Lane - 6

Site No.: 33

NBU No.: 20600542

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF BRISBANE, COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

Portion of Lot 3, Block A, all of Lots 4, 5, 6 and 7, Block A, all as shown on Map of Tract 778, Crocker Industrial Park Unit No. I, filed June 25, 1959, Book 51 of Maps, Page 35, and Parcels 2 and 3, as shown on “Parcel Map of a Resubdivision of Lots 7 and 8 and a Portion of Lot 6, Block A, Tract No. 778, Crocker Industrial Park Unit No. 1”, filed November 21,1966, Volume 2 of Parcel Maps, Page 17, San Mateo County Records, all of said laid being described as a whole as follows:

Beginning at the intersection of the northerly line of San Bruno Road and the westerly line of Visitacion Avenue, as shown on the Map of Tract 778 (51 of Maps, Page 35); thence from said point of beginning, along the westerly line of Visitacion Avenue, south 24° 44’ 48” west, 478.20 feet to the north line of San Francisco Avenue, as shown on said Map; thence along said north line of San Francisco Avenue, north 89° 09’ 12” west; 159.93 feet; thence leaving said north line and running north 61° 17’ 44” west, along the southwesterly line of Lots 4, 5, 6 and 7 In Block A, as shown on Map of Tract No. 778, and along the southwesterly line of Parcel 3, as shown on Parcel Map of a Resubdivision of Lots 7 and 8 and a portion of Lot 6, Block A, Tract No. 778, Crocker Industrial Park Unit No. 1, both of which Maps are referred to above, a total distance of 1595.26 feet to the southerly line of Lot 4, Block E, as shown on Map of Tract No. 778, Crocker Industrial Park Unit No. 1 (51 of Maps, Page 35); thence easterly and northeasterly along the southerly line of said Lot 4, Block E, a distance of 520.64 feet to the most westerly corner of Parcel 2, as shown on Parcel Map above referred to (Volume 2 of Parcel Maps, Page 17); thence northeasterly along the northerly tine of Parcel 2 shown on said Parcel Map [also the southerly line of “Railroad Reserve”, shown on said Parcel Map), a distance of 446.02 feet to the westerly line of Park Lane, as shown on said Parcel Map; thence along the westerly, southwesterly and southeasterly lines of said Park Lane, the following courses and distances:

South 28° 42’ 16” west; 205.16 feet; thence along the arc of a curve to the left, tangent to the preceding course, whose radius is 80 feet and central angle is 90° 00’ 00”, an arc length of 125.66 feet; south 61° 17’ 44” east, 630 feet; thence along the arc of a curve to the left, tangent to the preceding curve, whose radius of 80 feet and central angle is 90° 00’ 00”, an arc length of 125.66 feet; north 28° 42’ 16” east, 281 feet; thence leaving said

Park Lane, run south 61° 17” 44” east, 243.53 feet to the westerly line of the 25-foot utility and drainage easement shown on Map of Tract No. 778 (51 of Maps, Page 35); thence along the westerly line of said easement, south 45° 18’ 56” west, 77.21 feet to the northerly line of the aforementioned San Bruno Road; and thence along said northerly line, north 49° 27’ 24” west, 40.25 feet to the point of beginning.

Excepting there from, that portion of said land lying southwesterly of the northeasterly line of the following described parcel:

A portion of Lot 4, Block A of Crocker Industrial Park Unit No. 1, as said Lot 4 is designated and delineated on that certain map entitled, ‘Tract No. 778, Crocker Industrial Park Unit No. 1”, which Map was filed for record in the Office of the Recorder of the County of San Mateo, State of California, in Volume 51, at Pages 35,36,37 and 38, which portion of Lot 4 is described as follows:

Commencing at the northwesterly comer of Lot 4, Block A, as said Lot and Block are shown on the above mentioned map, said comer also being located on the easterly boundary line of Park Lane; thence along the westerly boundary line of Lot 4, south 28° 42’ 16” west, 175.27 feet to the true point of beginning; thence leaving the westerly boundary line of said Lot 4 and running parallel to the northerly line of Lot 4, south 61° 17 44” east; 194.19 feet to the easterly boundary line of said Lot 4; thence along the easterly boundary line of said Lot 4, south 24° 44’ 48” west, 122.29 feet; thence leaving the easterly line of said Lot 4 and running parallel to the northerly line of said Lot 4, north 61° 1/ 44” west, 185.00 feet; thence north 21° 16’ 02” west, 47.50 feet to a point on the westerly boundary line of said Lot 4, which is also the easterly line of Park Lane; thence on the arc of a curve to the left whose radial point bears north 21° 16’ 02” west 80.00 feet and having a radius of 80.00 feet, a central angle of 40° 01’ 42” and an arc length of 55.89 feet; thence tangent to the preceding curve, north 28° 42’ 16” east, 40.00 feet to the true point of beginning.

Assessor’s Parcel No. 005-202-160        Joint Plant No. 005-020-202-16A

Site Name: Valley Drive – 1

Site No.: 34

NBU No.: 20600543

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE OTY OF BRISBANE, COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

A portion of Lots 2 and 3, Block B, Map of Tract No. 778, Crocker Industrial Park, Unit No. 1, filed June 25, 1959, Book 51 of Maps, Page 35, San Mateo County Records, described as follows:

Commencing at the most westerly corner of Lot 3, Block B, as said Lot and Block are shown on the above mentioned map; thence north 28° 42’ 16” east, along the easterly line of Park Lane, 15.00 feet; thence leaving the easterly line of Park Lane, south 61° 17’ 44” east, 201.00 feet to the true point of beginning; thence north 28° 42’ 16” east, 225.00 feet to the southerly line of Valley Drive; thence along the southerly line of Valley Drive, south 61° 17’ 44” east, 197.00 feet; thence leaving the southerly line of Valley Drive, south 28° 42” 16” west, 225.00 feet; thence north 61° 17’ 44” west, 197.00 feet to the true point of beginning.

Assessor’s Parcel No. 005-201-080         Joint Plant No. 005-020-201-08A

Site Name: Valley Drive – 2

Site No.: 35

NBU No.: 20600544

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF BRISBANE, COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

Parcel 1, as shown on “Parcel Map of a Resubdivision of Lot 7 and 8 and a portion of Lot 6, Block A, Tract 778, Crocker Industrial Park Unit No. 1”, filed November 21,1966, Book 2 of Parcel Maps, Page 17, San Mateo County Records.

Assessor’s Parcel No. 005-190-070         Joint Plant No. 005-019-190-07A

Site Name: Valley Drive – 3

Site No.: 36

NBU No.: 20600545

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF BRISBANE, COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

A portion of Lots 2 and 3 of Block C of Crocker Industrial Park, Unit No. I, as said Lots 2 and 3 are designated and delineated on that certain map entitled, ‘Tract No. 778 Crocker Industrial Park, Unit No. I” which was filed for record on June 25,1959, in the Office of the Recorder of San Mateo County, California, in Volume 51, at Pages 35, 36, 37 and 38; which portions of Lots 2 and 3 are described as follows:

Beginning at the southwesterly corner of Lot 3, Block C, as said Lot and Block are shown on the above mentioned Map, said comer also being located on the northerly line of Valley Drive; thence along the westerly lot line of Lot 3, north 2° 31’ 59” east, 169.03 feet; thence along the arc of a curve to the right, tangent to the preceding course, and having a radius of 372.24 feet, a central angle of 68° 10’ 59”, and an arc length of 442.97 feet; thence tangent to the preceding curve, north 70° 42’ 58” east, 28.83 feet; thence along the arc of a curve to the right, tangent to the preceding course, and having a radius of 355.59 feet, a central angle of 8° 10’ 16”, and an arc length of 50.71 feet; thence tangent to the preceding curve, north 78° 53” 14” east, 310.49 feet to the westerly right of way line of Bayshore Boulevard.; thence leaving the westerly line of Bayshore Boulevard, south 20° 30’ 00” west, 700.28 feet to the northerly line of Valley Drive; thence along the northerly line of Valley Drive, along the arc of a curve to the left, said curve being tangent at the point of intersection with the previous course to a line with a bearing of north 66° 59’ 11” west, and having a radius of 824.44 feet, a central angle of 20° 28’ 50”, and an arc length of 294.70 feet; thence tangent to the preceding curve, north 87° 28’ 01” west 106.18 feet to the point of beginning.

Assessor’s Parcel No. 005-180-060        Joint Plant No. 005-018-180-06A

Site Name: Valley Drive – 4

Site No.: 37

NBU No.: 20600546

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF BRISBANE, COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

A portion of Lot 1, Block D, Map of Tract No. 778 Crocker Industrial Park, Unit No. 1, filed June 25,1959, Book 51 of Maps, Page 35, San Mateo County Records, described as follows:

Beginning at the southwesterly comer of said Lot 1, Block D, said comer also being a point on the north line of Valley Drive, as said Lot, Block and Drive are shown on die map above referred to; thence along the southerly boundary of said Lot, south 87° 29’ 01” east, 60 feet to the true point of beginning (said true point of beginning also being located on the east line of the easement to the City and County of San Francisco for further transmission of water, as said easement is shown on the above mentioned map and as said easement is described in instrument dated July 29,1954, recorded August 4,1954, Book 2628, Official Records, Page 298); thence from said true point of beginning, along the east line of said easement, north 2° 31’ 59” east, 457.70 feet to the north line of said Lot 1, said north line also being the south line of Lot 4, Block C, as shown on the aforementioned map; thence along said north line of Lot 1, north 89° 33’ 14” east, 292.93 feet; thence continuing along said north fine, along the arc of a curve to the left, tangent to the preceding course, having a radius of 828.63 feet, through a central angle of 10° 40” 00”, an arc distance of 154.26 feet; thence continuing along said north line, north 78° 53’ 14’ east, 40.63 feet; thence along the east line of said Lot 1, along the arc of a curve to the left, the center of which bears south 28° 35’ 51” east, 392.24 feet from the last mentioned point, having a radius of 392.24 feet, through a central angle of 58° 52’ 10”, an arc distance of 403.01 feet; thence tangent to the preceding curve, continuing along said east line of Lot 1, Block D, south 2° 31’ 59” west, 169.03 feet to the southeasterly comer of said Lot 1, Block D, said comer also being on the north line of Valley Drive; and thence along said north line of Valley Drive, north 87° 28’ 01” west, 295.00 feet to the true point of beginning.

Excepting therefrom, that portion of said land lying north of the following described line:

Beginning at the southwesterly corner of said Lot 1, Block D, said corner also being a point on the north fine of Valley Drive; thence along the southerly boundary of said Lot, south 87° 28’ 01” east, 60 feet to a point; thence along the east line of the easement in favor of the City and County of San Francisco recorded in Book 2628, Page 298, north 2° 31’ 59” east, 216 feet to the true point of beginning; thence from said true point of beginning, south 87° 28’ 01” east 297.92 feet to the easterly line of said Lot 1 and the terminus of said line.

Assessor’s Parcel No. 005-180-090        Joint Plant No. 005-018-180-09A

Site Name: Valley Drive – 5

Site No.: 38

NBU No.: 20600547

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF BRISBANE, COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

Portion of Lots 2 and 3, Block B, Map of Tract No. 778, Crocker Industrial Park, Unit No. 1, filed June 25, 1959, Book 51 of Maps, Page 35, San Mateo County Records, described as follows:

Commencing at the most westerly corner of said Lot 3, Block B, as said Lot and Block are shown on the above mentioned map; thence from said point of commencement, north 28° 42’ 16” east, along the easterly line of Park Lane, 15.00 feet to the true point of beginning; thence continuing along the easterly line of Park Lane, north 28° 42’ 18” east, 250.00 feet; thence along the arc of a curve to the right having a radius of 20.00 feet, through a central angle of 90°, 31.42 feet to the southerly line of Valley Drive; thence along the southerly line of Valley Drive, south 61° 17’ 44” east, 378 feet; thence leaving the southerly line of Valley Drive, south 28° 42’16” west, 225 feet; thence north 61° 17’ 44” west, 398 feet to the true point of beginning.

Excepting therefrom, the following:

Commencing at the most westerly corner of Lot 3, Block B, as said Lot and Block are shown on the above mentioned map; thence north 28° 42’ 16” east, along the easterly line of Park Lane, 15.00 feet; thence leaving the easterly line of Park Lane, south 61° 17’ 44” east, 201.00 feet to the true point of beginning; thence north 28° 42’ 16” east, 225.00 feet to the southerly line of Valley Drive; thence along the southerly line of Valley Drive, south 61° 17’ 44” east, 197.00 feet; thence leaving the southerly line of Valley Drive, south 28° 42’ 16” west, 225.00 feet; thence north 61° 17’ 44” west, 197.00 feet to the true point of beginning.

Assessor’s Parcel No. 005-201-140        Joint Plant No. 005-020-201-14A

Site Name: Old Country Road

Site No.: 39

NBU No.: 20600548

THE LAND REFERRED TO HERBN BELOW IS SITUATED IN THE CITY OF BRISBANE, COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

Lot 4, Block A, Map of Tract 778 Crocker Industrial Park Unit No. 1, filed June 25,1959, in Book 51 of Maps, Page 35, San Mateo County Records.

Excepting therefrom, that portion of said land lying northeasterly of the southwesterly line of Parcel I and Parcel II, as said Parcels are described in that certain Deed to the City of Brisbane, recorded March 18,1998, Document Number 98-036998, San Mateo County Records.

Also excepting therefrom, that portion of said land lying westerly of the easterly line of Parcel 2, as said Parcel is shown on that map entitled, “Parcel Map of a Resubdivision of Lot 5 and Portion of Lots 4 and 6, Block A, Tract 778, Crocker Industrial Park Unit No. 1”, recorded July 14,1966, Book 1 of Parcel Maps, Page 40, Records of San Mateo County, California.

Assessor’s Parcel No. 005-202-210        Joint Plant No. 005-020-202-14A

Site Name: Cypress Lane

Site No.: 40

NBU No.: 20600549

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF BRISBANE, COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

A portion of Lot 1, Block D, Map of Tract No. 778 Crocker Industrial Park, Unit No. 1, filed June 25,1959, Book 51 or Maps, Page 35, San Mateo County Records, described as follows:

Beginning at the southwesterly corner of said Lot 1, Block D, said comer also being a point on the north line of Valley Drive, as said Lot, Block and Street are shown on the Map above referred to; thence along the southerly boundary of said Lot, south 87° 28’ 01” east 60 feet to the true point of beginning (said trust point of beginning also being located on the east line of the easement to the City and County of San Francisco for further transmission of water, as said easement is shown on the above mentioned map and as said easement is described instrument dated July 29, 1954, recorded August 4,1954, Book 2628, Official Records, Page 298); thence from said true point of beginning along the east line of said easement, north 2° 31’ 59” east 457.70 feet to the north line of said Lot 1, said north line also being the south line of Lot 4, Block C, as shown on the aforementioned Map; thence along said north line of Lot 1, north 89° 33’ 14” east 292.93 feet; thence continuing along said north line along the arc of a curve to the left, tangent to the preceding course, having a radius of 828.63 feet, through a central angle of 10° 40’ 00” an arc distance of 154.26 feet; thence continuing along said north line, north 78° 53” 14” east 40.63 feet; thence along the east line of said Lot 1, along the arc of a curve to the left, the center of which bears south 28° 35’ 51” east 392.24 feet from the last mentioned point, having a radius of 392.24 feet, through a central angle of 58° 52’ L0”, an arc distance of 403.01 feet; thence tangent to the preceding curve, continuing along said east line of Lot 1, Block D, south 2° 31’ 59” west 169.03 feet to the southeasterly corner of said Lot 1, Block D, said corner also being on the north line of Valley Drive, and thence along said north line of Valley Drive, north 87° 28’ 01” west 295.00 feet to the point of beginning.

Excepting therefrom that portion of said land lying south of the following described line:

Beginning at the southwesterly corner of said Lot 1, Block D, said corner also being a point on the north line of Valley Drive, thence along the southerly boundary of said Lot, south 87° 28101” east 60 feet to a point, thence along the east line of the easement in favor of the City and County of San Francisco, recorded in Book 2628, Page 298, north 2° 31’ 59” east 216 feet to the true point of beginning, thence from said true point of beginning south 87° 28’ 01™ east 297.92 feet to the easterly line of said Lot 1 and the terminus of said line.

Joint Plant No. OO5-018-180-O8A        APN: 005-180-080

Site Name: Florida Airport West – 1

Site No.: 41

NBU No.: 20600550

Lots 1 through 5, inclusive, Block 4, of Miami Airport Industrial Park, Milam Dairy – 25th Street Sector, according to the Plat thereof, recorded in Plat Book 84, Page 4, Public Records of Miami-Dade County, Florida.

Site Name: Florida Airport West – 2

Site No.: 42

NBU No.: 20600551

The Land is described as follows:

Lots 4,5,6 and 7, in Block 1, of FIRST ADDITION TO COMMERCE PARK, according to the Plat thereof, as recorded in Plat Book 99, Page 45, Public Records of Miami-Dade County, Florida.

Site Name: South Broward

Site No.: 43

NBU No.: 20600552

The Land is described as follows:

Tract A, AMARKO PLAT, according to the Plat thereof, recorded in Plat Book 129, Page 39, of the Public Records of Broward County, Florida.

Site Name: East Landstreet Road

Site No.: 44

NBU No.: 20600553

The Land is described as follows:

Lot 1, AIRPORT DISTRIBUTION CENTER, PHASE 1E, according to the Plat thereof, recorded in Plat Book 37, pages 55 and 56, of the Public Records of Orange County, Florida.

Site Name: Airport Distribution Center – 1

Site No.: 45

NBU No.: 20600554

The Land Is described as follows:

PARCEL I:

Lots 2 and 3, AIRPORT DISTRIBUTION CENTER, PHASE 1F, according to the Plat thereof, as recorded in Plat Book 40, pages 62 and 63, of the Public Records of Orange County, Florida, being a replat of Lots 2 and 3, AIRPORT DISTRIBUTION CENTER, PHASE 1B, according to the Plat thereof, as recorded in Plat Book 32, pages 105 through 108, of the Public Records of Orange County, Florida.

PARCEL II:

Lot 1 and Tract “A”, AIRPORT DISTRIBUTION CENTER, PHASE 1 A, according to the Plat thereof, recorded in Plat Book 29, page 44, of the Public Records of Orange County, Florida.

Site Name: Airport Distribution Center – 2

Site No.: 46

NBU No.: 20600555

The Land is described as follows:

Lots 18 and 19, AIRPORT DISTRIBUTION CENTER, PHASE 1B, according to the Plat thereof, recorded in Plat Book 32, pages 105 through 108, of the Public Records of Orange County, Florida.

Site Name: Airport Distribution Center – 3

Site No.: 47

NBU No.: 2060556

Lot 1 of AIRPORT DISTRIBUTION CENTER, PHASE 1J, recorded in Plat Book 46, page 135, Public Records of Orange County, Florida.

Formerly Known as:

Commence at the South 1 /4 corner of Section 31, Township 23 South, Range 30 East, Orange County, Florida; thence run North 00 degrees 08’ 16” West, along the North-South center section line of said Section 31, for a distance of 3052.43 feet to the North line of an abandoned 100 foot railroad right of way; thence run North 72 degrees 49’ 57” East, along said North right of way line, for a distance of 5.59 feet to the POINT OF BEGINNING; thence run North 00 degrees 08’ 16” West, along the East line of LESS and EXCEPT parcel as described in Official Records Book 5376, page 2119, Public Records of Orange County, Florida, for a distance of 895.40 feet; thence North 89 degrees 51’ 44” East, along said East line, for a distance of 14.65 feet; thence run North 00 degrees 08’ 16” West, along said East line, for a distance of 740.50 feet; thence run South 85 degrees 52’ 05” East for a distance of 246.90 feet; thence run North 89 degrees 51’ 44” East for a distance of 143.79 feet; thence run North 74 degrees 36’ 17” East for a distance of 95.71 feet to a point on a curve concave Westerly and also being on the Westerly right of way line of Boggy Creek Road as established in Official Records Book 4259, page 4093, Public Records of Orange County, Florida, said curve having a radius of 613.00 feet and a central angle of 40 degrees 21’51”; thence from a tangent bearing of South 18 degrees 09’ 58” East, run Southerly, along the arc of said curve and Westerly right of way line, for an arc distance of 431.85 feet to the point of tangency; thence run South 22 degrees 11’ 53” West, along said Westerly right of way line of Boggy Creek Road, for a distance of 189.69 feet to a point of curvature of a curve concave Easterly, having a radius of 855.00 feet and a central angle of 52 degrees 22’ 56”; thence run Southerly along said curve and said Westerly right of way line of Boggy Creek Road, for an arc distance of 781.68 feet to a point of compound curvature of a curve concave Easterly and having a radius of 1012.50 feet and a central angle of 08 degrees 32’ 55”; thence run Southeasterly, along the arc of said curve and Westerly right of way line, for an arc distance of 151.07 feet to a point on the North line of aforesaid abandoned 100 foot railroad right of way; thence run South 72 degrees 49’ 57” West, along said North line, for a distance of 569.84 feet to the POINT OF BEGINNING.

Site Name: Airport Distribution Center – 4

Site No.: 48

NBU No.: 20600557

The Land is described as follows:

Lot 1, AIRPORT DISTRIBUTION CENTER, PHASE 1F, according to the Plat thereof, recorded in Plat Book 40, pages 62 and 63, of the Public Records of Orange County, Florida, being a replat of Lot 4, AIRPORT DISTRIBUTION CENTER, PHASE 1B, according to the Plat thereof, recorded in Plat Book 32, pages 105 through 108, of the Public Records of Orange County, Florida.

Site Name: Northmont Evergreen – 1

Site No.: 49

NBU No.: 20600558

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 78 and 118 of the 7th District, Gwinnett County, Georgia, and being part of Lots 1 and 2, Block “B”, Unit Two, Northmont, as shown on Plat recorded in Plat Book 58, Page 161, Gwinnett County, Georgia records, and being more particularly described as follows:

BEGINNING at a 1/2 inch rebar set on the southwestern right-of-way line of Evergreen Boulevard (variable right-of-way), said rebar being located 1015.80 feet northwesterly along said right-of-way line of Evergreen Boulevard from its intersection with the northern right-of-way line of Satellite Boulevard (100 foot right-of-way); thence leaving said right-of-way line of Evergreen Boulevard, South 60 degrees 16 minutes 23 seconds West, 720.82 feet to a 34 inch rebar set; thence North 39 degrees 58 minutes 18 seconds West, 393.60 feet to a 1/2 inch rebar found; thence North 76 degrees 09 minutes 38 seconds West, 278.53 feet to a 1/2 inch rebar found; thence North 25 degrees 10 minutes 38 seconds West, 364.52 feet to a 1/2 inch rebar found; thence North 70 degrees 57 minutes 08 seconds East, 571.78 feet to a 1/2 inch rebar found; thence North 80 degrees 08 minutes 03 seconds East, 412.09 feet to 1/2 inch rebar found on the aforesaid southwestern right-of-way line of Evergreen Boulevard; thence along said right-of-way line of Evergreen Boulevard the following two (2) courses and distances: along the arc of a 532.96 foot radius curve to the right, an arc distance of 123.64 feet to a point (said arc being subtended by a chord bearing South 36 degrees 22 minutes 23 seconds East, a chord distance of 123.37 feet); and South 29 degrees 43 minutes 37 seconds East, 574.15 feet to a 1/2 inch rebar set, being the POINT OF BEGINNING.

The above-described property contains 16.4672 acres, shown and described according to that certain ALTA/ACSM Land Title Survey for Cabot Industrial Properties, L.P., Frapag/Seefried I, LLC and Chicago Title Insurance company by Hannon, Meeks & Bagwell, Surveyors and Engineers, Inc., and bearing the stamp and seal of Mack L Meeks, Georgia Registered Land Surveyor No. 1497 (Job No. 16588-99), dated January 13, 2000, and last revised February 11, 2000, which plat is hereby made a part of and incorporated in this description.

Being the same property conveyed by that certain Limited Warranty Deed from Frapag/Seefried I, LLC, a Georgia limited liability company to Cabot Industrial Properties, L.P., a Delaware limited partnership, dated February 16, 2000, filed for record February 18, 2000 and recorded in Deed Book 20052, Page 1, Gwinnett County, Georgia records.

Site Name: Northmont Evergreen – 2

Site No.: 50

NBU No.: 20600559

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 118 of the 7th District, Gwinnett County, Georgia, being part of Lot 3, Block “C”, Unit Two, Northmont, as shown on plat recorded in Plat Book 58, page 161, Gwinnett County, Georgia records, and adjoining property, being more particularly described as follows:

BEGINNING at a 1/2 rebar found on the western right-of-way line of Northmont Parkway (100’ right-of-way), said rebar being located 1595.57 feet northerly along said right-of-way line of Northmont Parkway from its intersection with northern right-of-way line of Evergreen Drive (100’ right-of-way); thence leaving said right-of-way line of Northmont Parkway, North 88 degrees 24 seconds West, 357.00 feet to a 1/2 rebar set; thence North 30 degrees 13 minutes 54 seconds West, 354.00 feet to a point; thence North 59 degrees 46 minutes 06 seconds East, 653.30 feet to a point; thence along the arc of a 145.00-foot radius curve to the right, an arc distance of 137.43 feet to a point (said arc being subtended by chord bearing North 86 degrees 55 minutes 16 seconds East, a chord distance of 132.35 feet); thence South 65 degrees 55 minutes 34 seconds East, 26.05 feet to a point; thence along the arc of a 100.00-foot radius curve to the left, an arc distance of 71.54 feet to point on the aforesaid western right-of-way line of Northmont Parkway (said arc being subtended by an chord bearing South 86 degrees 25 minutes 17 seconds East, a chord distance of 70.03 feet); thence in a southerly direction along said western right-of way line of Northmont Parkway the following three (3) courses and distances: South 15 degrees 10 minutes 01 seconds East, 45.01 feet to a point; South 15 degrees 10 minutes 01 second East, 302.16 feet to a point; and along the arc of a 577.121-foot radius curve to the right, an arc distance of 125.34 feet to a 1/2 rebar found (said arc being subtended by a chord bearing South 8 degrees 56 minutes 43 seconds East, a chord distance of 125.09 feet), said rebar found being the POINT OF BEGINNING.

The above-described property shown as Tract 4A and Tract 4B on and described according to that certain ALTA/ACSM Land Title Survey for: Cabot Industrial Properties, LP., Northmont Industrial, L.P. and Chicago Title Insurance Company by Hannon, Meeks & Bagwell, Surveyors & Engineers, Inc. and bearing the stamp and seal of Miles H. Hannon, GRLS No. 1528 (Job No. 16398-99), dated February 3, 2000, last revised February 11, 2000, which plat is hereby made a part of and incorporated in this description.

Being the same property conveyed by that certain Limited Warranty Deed from Northmont Industrial, LP., A Georgia limited partnership to Cabot Industrial Properties, LP., a Delaware limited partnership, dated February 16, 2000, filed for record February 18, 2000 and recorded in Deed Book 20051, Page 266, Gwinnett County, Georgia Records.

Site Name: Northmont Evergreen – 3

Site No.: 51

NBU No.: 20600560

(BUILDING 300 - TRACT 3A AND 3B)

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 118 of the 7th District, Gwinnett County, Georgia, being part of Lot 3, Block “C”, Unit Two, Northmont, as shown on plat recorded in Plat Book 58, page 161, Gwinnett County, Georgia records, and adjoining property, being more particularly described as follows:

BEGINNING at a nail set on the western right-of-way line of Northmont Parkway (100’ right-of-way), said point being located 2068.08 feet northerly along said right-of-way line of Northmont Parkway from its intersection with northern right-of-way line of Evergreen Drive (100’ right-of-way); thence leaving said right-of-way line of Northmont Parkway, along the arc of a 100.00-foot radius curve to the right, an arc distance of 71.54 feet to a nail set (said arc being subtended by a chord bearing North 86 degrees 25 minutes 17 seconds West, a chord distance of 70.03 feet); thence North 65 degrees 55 minutes 34 seconds West, 26.05 feet to a nail set; thence along the arc of a 145.00-foot radius curve to the left, an arc distance of 137.43 feet to a nail set (said arc being subtended by chord bearing South 86 degrees 55 minutes 16 seconds West, a chord distance of 132.35 feet to a point); thence South 59 degrees 46 minutes 06 seconds West, 653.30 feet to a  1/2” rebar set; thence North 30 degrees 13 minutes 54 seconds West, 338.61 feet to a  1/2” rebar set; thence North 60 degrees 13 minutes 25 seconds East, 71.47 feet to a  1/2” rebar set; thence North 29 degrees 46 minutes 35 seconds West, 35.46 feet to a  1/2” rebar set; thence North 59 degrees 46 minutes 06 seconds East, 339.40 feet to a  1/2” rebar set; thence North 30 degrees 13 minutes 54 seconds West, 4.00 feet to a  1/2” rebar set; thence North 59 degrees 46 minutes 06 seconds East, 193.39 feet to a 1/2” rebar set; thence along the arc of a 168.00-foot radius curve to the right, an arc distance of 67.97 feet to a  1/2” rebar set (said arc being subtended by a chord bearing North 71 degrees 21 minutes 32 seconds East, a chord distance of 67.51 feet); thence North 82 degrees 56 minutes 57 seconds East, 174.83 feet to a 1/2” rebar set; thence North 85 degrees 15 minutes 48 seconds East, 153.68 feet to a  1/2” rebar found on the aforesaid western right-of-way line of Northmont Parkway; thence along said western right-of-way line of Northmont Parkway the following five (5) courses and distances: South 81 degrees 31 minutes 46 seconds East, 12.00 feet to a  1/2” rebar found; South 34 degrees 38 minutes 08 seconds East, 30.64 feet to a  1/2” rebar found; along the arc of a 931.474-foot radius curve to the left an arc distance of 297.19 feet to a point (said arc being subtended by a chord bearing South 5 degrees 07 minutes 32 seconds East, a chord distance of 295.93 feet); along the arc of a 931.474-foot radius curve to the left, an arc distance of 14.65 feet to a point (said arc being subtended by a chord bearing South 14 degrees 42 minutes 58 seconds East, a chord distance of 14.65 feet); and South 15 degrees 10 minutes 01 seconds East, 30.39 feet to a nail set, said nail being the POINT OF BEGINNING.

The above-described property contains 7.8441 acres, shown as Tract 3A and 3B on and described according to that certain ALTA/ACSM Land Title Survey for: Cabot Industrial Properties, LP., Northmont Industrial, L.P. and Chicago Title Insurance Company by Hannon, Meeks & Bagwell, Surveyors & Engineers, Inc. and bearing the stamp and seal of Miles H. Hannon, GRLS No. 1528 (Job No. 16398-99), dated February 3, 2000, and last revised March 27,2000, which plat is hereby made a part of and incorporated in this description.

Site Name: Northmont Evergreen – 4

Site No.: 52

NBU No.: 20600561

(Building 200, 2232 Northmont Parkway, Tracts 2A And 2B)

All that tract or parcel of land lying and being in Land Lot 118 of the 7th District, Gwinnett County, Georgia, Being Part Of Lot 3, Block “C”, Unit Two, Northmont, as shown on plat recorded in Plat Book 58, Page 161, Gwinnett County, Georgia Records, and adjoining Property, being more particularly described as follows:

To find the true point of beginning commence at a  1/2” rebar found on the western right-of-way line of Northmont Parkway (100’ right-of-way), said rebar being located 2410.31 feet northerly along said right-of-way line of Northmont Parkway from its intersection with northern right-of-way line of Evergreen drive (100’ right-of-way); thence along said western right-of-way line of Northmont Parkway the following two (2) courses and distances: North 34 degrees 38 minutes 08 seconds West, 30.64 feet to a  1/2” Rebar found; and North 81 degrees 31 minutes 46 seconds West, 12.00Feet to a  1/2” rebar found, said rebar marking the TRUE POINT OF BEGINNING; from the True Point of Beginning as thus established, leaving said right-of-way line of Northmont Parkway, South 85 degrees 15 minutes 48 seconds West, 153.68 feet to a  1/2” rebar set; thence South 82 degrees 56 minutes 57 seconds West, 174.83 feet to a  1/2” rebar set; thence along the arc of a 168.00-foot radius curve to the left, an arc distance of 67.97 feet to a  1/2” rebar set (said arc being subtended by a chord bearing South 71 degrees 21 minutes 32 seconds West, a chord distance of 67.51 feet); thence South 59 degrees 46 minutes 06 seconds West, 193.39 feet to a  1/2” rebar set; thence South 30 degrees 13 minutes 54 seconds East, 4.00 feet to a  1/2” rebar set; thence South 59 degrees 46 minutes 06 seconds West, 339.40 feet to a  1/2” rebar set; thence North 29 degrees 46 minutes 35 seconds West, 654.54 feet to a  1/2” rebar set on the land lot line between Land Lots 118 and 119, aforesaid District; thence along the northern land lot line of Land Lot 118, North 60 degrees 13 minutes 25 seconds East, 420.98 feet to a  1/2” rebar set; thence leaving said land lot line, South 30 degrees 13 minutes 54 seconds East, 605.17 feet to a  1/2” rebar set; thence North 59 degrees 46 minutes 06 seconds East, 106.63 feet to a  1/2” rebar set; thence along the arc of a 210.00-foot radius curve to the right, an arc distance of 84.96 feet to a  1/2” rebar set (said arc being subtended by a chord bearing North 71 degrees 21 minutes 32 seconds East, a chord distance of 84.38 feet); thence North 82 degrees 56 minutes 57 seconds east, 174.83 feet to  1/2” rebar set; thence North 57 degrees 58 minutes 49 seconds east, 145.76 feet to a  1/2” rebar set,” thence South 81 degrees 31 minutes 46 seconds East, 50.00 feet to a  1/2” rebar found on the aforesaid western right-of-way line of Northmont Parkway, thence along said western right-of-way line of Northmont Parkway, South 08 degrees 28 minutes 14 seconds West, 100.00 feet to a  1/2” rebar found, being the TRUE POINT OF BEGINNING.

The above described contains 6.9982 acres, shown As Tract 2A And Tract 2B, on and described according to that certain ALTA/ACSM Land Title Survey for: Cabot Industrial Properties, L.P., Northmont Industrial, L.P. and Chicago Title Insurance company by Hannon, Meeks & Bagwell, Surveyors & Engineers, Inc. and bearing the stamp and seal of Mites H. Hannon, GRLS No. 1528 (Job No. 16398-03), dated February 3, 2000, and last revised February 11, 2003, which plat is hereby made a part of and incorporated in this description.

Site Name: Northmont Evergreen – 5

Site No.: 53

NBU No.: 20600562

ALL THAT TRACT or parcel of land lying and being in Land Lot 118 of the 7th District, Gwinnett County, Georgia, and being more particularly described as follows:

BEGINNING at a  1/2” rebar set at the intersection of the land lot line between Land Lots 118 and 119, aforesaid District and the western right-of-way line of Northmont Parkway (100 foot right-of-way); thence running along said western right-of-way line of Northmont Parkway the following four (4) courses and distances: South 06 degrees 29 minutes 46 seconds West, 346.25 feet to a point; along the arc of a 5680.44-foot radius curve to the right, an arc distance of 250.11 feet to a point (said arc being subtended by a chord bearing South 07 degrees 45 minutes 27 seconds West, a chord distance of 250.09 feet); along the arc of a 5680.44 foot radius curve to the right, an arc distance of 15.01 feet to a point (said arc being subtended by a chord bearing South 09 degrees 05 minutes 41 seconds West, a chord distance of 15.01 feet); and South 09 degrees 49 minutes 59 seconds West, 16.99 feet to a nail set; thence leaving said right-of-way of Northmont Parkway, North 80 degrees 10 minutes 01 second West, 787.77 feet to a  1/2” rebar set on the land lot line between Land Lots 118 and 119, aforesaid District; thence along said land lot line, North 60 degrees 13 minutes 25 seconds East, 984.37 feet to a  1/2” rebar set, said rebar being the POINT OF BEGINNING.

The above-described property contains 5.7115 acres, shown as Tract 1A-A and Tract 1A-B on and described according to that certain ALTA/ACSM Land Title Survey for Cabot Industrial Properties, L.P., Northmont Industrial, L.P. and Chicago Title Insurance Company by Hannon, Meeks & Bagwell, Surveyors & Engineers, Inc., and bearing the stamp and seal of Miles H. Hannon, GRLS No. 1528 (Job No. 16398-99), dated February 3, 2000, and last revised February 11, 2000, which plat is hereby made a part of and incorporated in this description.

Being the same property conveyed by that certain Limited Warranty Deed from Northmont Industrial, L.P., a Georgia limited partnership to Cabot Industrial Properties, L.P., a Delaware limited partnership, dated February 16, 2000, filed for record February 18, 2000 and recorded in Deed Book 20051, Page 250, Gwinnett County, Georgia records.

Site Name: Northmont Evergreen – 6

Site No.: 54

NBU No.: 20600563

(500 Building - Tract 5)

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 118 of the 7th District, Gwinnett County, Georgia, being Lot 4, Block “C, Unit Two, Northmont, as shown on plat recorded in Plat Book 58, page 161, Gwinnett County, Georgia records, and adjoining property, being more particularly described as follows:

BEGINNING at a 1/2” rebar found on the eastern right-of-way line of Evergreen Drive (70’ right-of-way), said rebar being located 994.41 feet northerly along said right-of-way line of Evergreen Drive from its intersection with the northern right-of-way line of Northmont Parkway (100’ right-of-way); thence along said eastern right-of-way line of Evergreen Drive the following three (3) courses and distances: along the arc of a 568.115-foot radius curve to the right, an arc distance of 184.69 foot to a point (said arc being subtended by a chord bearing North 03 degrees 05 minutes 41 seconds East, a chord distance of 183.88 feet); along the arc of a 25.00-foot radius curve to the right, an arc distance of 21.03 feet to a point (said arc being subtended by a chord bearing North 36 degrees 30 minutes 17 seconds East, a chord distance of 20.41 feet); and along the arc of a 60.00-foot radius curve to the left, an arc distance of 98.57 feet to a 1/2” rebar found (said arc being subtended by a chord bearing North 13 degrees 32 minutes 15 seconds East, a chord distance of 87.85 feet); thence leaving said right-of-way line, along the arc of a 568.115-foot radius curve to the right, an arc distance of 18.42 feet to a 1/2” rebar found (said arc being subtended by a chord bearing North 24 degrees 08 minutes 20 seconds East, a chord distance of 18.42 feet); thence North 60 degrees 13 minutes 25 seconds East, 663.33 feet to a 1/2” rebar set; thence South 30 degrees 13 minutes 54 seconds East, 692.61 feet to a 1/2’ rebar set; thence South 59 degrees 46 minutes 06 seconds West, 402.00 feet to a 1/2” rebar found; thence North 30 degrees 13 minutes 54 seconds West, 462.00 feet to a 1/2” rebar set; thence South 59 degrees 46 minutes 06 seconds West, 456.83 feet to a 1/2” rebar found on the aforesaid eastern right-of-way line of Evergreen Drive, being the POINT OF BEGINNING.

The above-described property contains 8.4056 acres, shown as Tract 5 and described according to that certain ALTA/ACSM Land Title Survey for: Cabot Industrial Properties, L.P., Northmont Industrial, L.P. and Chicago Title Insurance Company by Hannon, Meeks & Bagwell, Surveyors & Engineers, Inc. and bearing the stamp and seal of Miles H. Hannon, GRLS No. 1528 (Job No. 16398-99), dated February 3, 2000 and last revised March 27, 2000, which plat is hereby made a part of and incorporated in this description.

Being the same property as conveyed by Limited Warranty Deed from Northmont Industrial, LP., a Georgia limited partnership to Cabot industrial Properties, LP., a Delaware limited partnership, dated April 3, 2000, filed for record April 4, 2000 and recorded in Deed Book 20291, Page 229, Gwinnett County, Georgia records.

Site Name: Summit Ridge – 1

Site No.: 55

NBU No.: 20600564

TRACT 1

ALL THAT TRACT or parcel of land lying and being in Land Lots 266 and 267 of the 6th District, City of Duluth, Gwinnett County, Georgia, containing 12.655 acres and being Lot 3, Unit One, Berkeley Lake Business Park, being more particularly described as follows:

To find the TRUE POINT OF BEGINNING, begin at an “X” on a rock found at the land lot comer common to Land Lots 266, 267, 290 and 291, said District and County and running thence North 57 degrees 20 minutes 52 seconds East for a distance of 92.00 feet to a 1/2-inch rebar found on the land lot line common to Land Lots 266 and 291; thence leaving said land lot line and running South 31 degrees 29 minutes 23 seconds East for a distance of 782.55 feet to a I/2-inch rebar found and the TRUE POINT OF BEGINNING. From said TRUE POINT OF BEGINNING as thus established, ran thence South 30 degrees 59 minutes 39 seconds East for a distance of 226.79 feet to a 1/2-inch rebar found; thence South 31 degrees 22 minutes 42 seconds East for a distance of 1031.36 feet to a 1/2-inch rebar found on the northwesterly right-of-way of Southern Railroad having a 200-foot right-of-way; thence running along said right-of-way of Southern Railroad South 49 degrees 16 minutes 36 seconds West for a distance of 1399.91 feet to a nail found at the intersection of the northwesterly right-of-way of Southern Railroad and the northeasterly right-of-way of Berkeley Lake Road, also known as McGee Road, (a right-of-way of varying widths, being an 80-foot right-of-way at said nail found); thence running along said northeasterly right-of-way of Berkeley Lake Road North 55 degrees 35 minutes 01 second West for a distance of 41.38 feet to a 1/2-inch rebar found on said right-of-way; thence leaving said right-of-way and running North 49 degrees 16 minutes 36 seconds East for a distance of 1016.10 feet to a 1/2-inch rebar found; thence North 31 degrees 22 minutes 42 seconds West for a distance of 1282.97 feet to a 1/2-inch rebar found; thence North 58 degrees 39 minutes 28 seconds East for a distance of 397.21 feet to a 1/2-inch rebar found and the TRUE POINT OF BEGINNING.

TRACT 2 (Sign Tract)

ALL THAT TRACT or parcel of land lying and being in Land Lot 266 of the 6th District, City of Duluth, Gwinnett County, Georgia, containing 0.085 Acres, and being more particularly described as follows:

To find the TRUE POINT OF BEGINNING, begin at the intersection of the southeasterly right-of-way of Summit Ridge Parkway (right-of-way varies at this point) said point being the eastern most end of a miter and the southwesterly right-of-way of Pleasant Hill Road (150-foot right-of-way); thence along said Summit Ridge Parkway along a miter North 75 degrees 38 minutes 01 second West, a distance of 56.63 feet to a point; thence continuing along said right-of-way South 59 degrees 25 minutes 41 seconds West, a distance of 241.67 feet to a point; thence continuing along said right-of-way along a curve to the right, having a radius of 658.35 feet, an arc distance of 233.65 feet to a point, said arc being subtended by a chord bearing and distance of South 69 degrees 35 minutes 43 seconds West, 232.43 feet; thence continuing along said right-of-way along a curve to the right, having a radius of 658.35 feet, an arc distance of 299.85 feet to an iron pin set, said arc being subtended by a chord bearing and distance of North 87 degrees 11 minutes 22 seconds West, 297.27 feet, said iron pin being the TRUE POINT OF BEGINNING; from said TRUE POINT OF BEGINNING as thus established and leaving said right-of-way, run thence South 69 degrees 21 minutes 51 seconds West, a distance of 130.33 feet to an iron pin set on the southeasterly side of a 60-foot road easement; thence along the southeasterly side of said 60-foot road easement along a curve to the right, having a radius of 1582.88 feet, an arc distance of 33.70 feet to a point, said arc being subtended by a chord bearing and distance of North 25 degrees 41 minutes 35 seconds East, 33.70 feet; thence continuing along said road easement North 26 degrees 18 minutes 11 seconds East, a distance of 5130 feet to an iron pin set on the southerly right-of-way of Summit Ridge Parkway (80-foot right-of-way at this point); thence along the southerly right-of-way of said Summit Ridge Parkway along a curve to the left, having a radius of 658.35 feet, an arc distance of 90.00 feet to an iron pin set, said arc being subtended by a chord bearing and distance of South 70 degrees 13 minutes 31 seconds East 89.93 feet, said iron pin being the TRUE POINT OF BEGINNING.

Being the same property conveyed by Limited Warranty Deed from Duke-Weeks Realty Limited Partnership, an Indiana limited partnership to Cabot Industrial Properties, L.P., a Delaware limited partnership, filed for record February 22, 2000 and recorded in Deed Book 20060, Page 42, Gwinnett County, Georgia records (the “Records”, wherever used in this Commitment); and (as to certain easements) by virtue of Road Easement between the Shell Land & Energy Company and Weeks Realty, L.P. at. Deed Book 11280, Page 220, of the Records.

Site Name: Summit Ridge – 2

Site No.: 56

NBU No.: 20600565

ALL THAT TRACT or parcel of land lying and being in Land Lot 267 of the 6th District, City of Duluth, Gwinnett County, Georgia, containing 10.314 acres, and being Lot 2, Unit One, Berkeley Lake Business Park, and being more particularly described as follows:

To find the TRUE POINT OF BEGINNING, begin at an “X” on a rock found at the land lot comer common to Land Lots 266. 267,290 and 291, said District and County, and running thence North 57 degrees 20 minutes 52 seconds East for a distance of 92.00 feet to a 1/2-inch rebar found on the land lot line common to Land Lots 266 and 291; thence leaving said land lot line and running South 31 degrees 29 minutes 23 seconds East for a distance of 782.55 feet to a 1/2-inch rebar found; thence South 58 degrees 39 minutes 28 seconds West for a distance of 397.21 feel: to a 1/2-inch rebar found and the TRUE POINT OF BEGINNING; from said TRUE POINT OF BEGINNING as thus established, run thence South 31 degrees 22 minutes 42 seconds East for a distance of 822.75 feet to a 1/2-inch rebar found; thence South 58 degrees 37 minutes 18 seconds West for a distance of 461.53 feet to a point on the centerline of a railroad spur track; thence running along the centerline of said spur track along a curve to the right having a radius of 11,572.03 feet and an arc length of 69.95 feet to a point, said arc being subtended by a chord of North 30 degrees 43 minutes 40 seconds West for a distance of 69.95 feet; thence continuing along said centerline North 30 degrees 33 minutes 17 seconds West for a distance of 313.23 feet to a point; thence leaving said centerline and running South 58 degrees 39 minutes 25 seconds West for a distance of 694.39 feet to a 1/2-inch rebar found on the northeasterly right-of-way of Berkeley Lake Road, also known as McGee Road (a right-of-way of varying widths, being 60 feet at this point); thence running along said right-of-way of Berkeley Lake Road North 29 degrees 59 minutes 31 seconds West for a distance of 100.03 feet to a nail found; thence leaving said right-of-way and running North 58 degrees 39 minutes 25 seconds East for a distance of 683.39 feet to a 1/2-inch rebar found; thence North 30 degrees 41 minutes 26 seconds West for a distance of 184.52 feet to a 1/2-inch rebar found; thence North 36 degrees 54 minutes 24 seconds West for a distance of 113.81 feet to a 1/2-inch rebar found; thence North 32 degrees 16 minutes 10 seconds West for a distance of 41.12 feet to a 1/2-inch rebar found; thence North 58 degrees 39 minutes 28 seconds East for a distance of 474.22 feet to a 1/2-inch rebar found and the TRUE POINT OF BEGINNING.

TRACT 2 (Sign Tract)

TOGETHER WITH rights and interest in and to Tract 2 as follows:

ALL THAT TRACT or parcel of land lying and being in Land Lot 266 of the 6th District, City of Duluth, Gwinnett County, Georgia, containing 0.085 Acres, and being more particularly described as follows:

To find the TRUE POINT OF BEGINNING, begin at the Intersection of the southeasterly right-of-way of Summit Ridge Parkway (right-of-way varies at this point) said point being the eastern most end of a miter and the southwesterly right-of-way of Pleasant Hill Road (150-foot right-of-way); thence along said Summit Ridge Parkway along a miter North 75 degrees 38 minutes 01 second West, a distance of 56.63 feet to a point; thence continuing along said right-of-way South 59 degrees 25 minutes 41 seconds West, a distance of 241.67 feet to a point; thence continuing along said right-of-way along a curve to the right, having a radius of 658.35 feet, an arc distance of 233.65 feet to a point, said arc being subtended by a chord bearing and distance of South 69 degrees 35 minutes 43 seconds West, 232.43 feet; thence continuing along said right-of-way along a curve to the right, having a radius of 658.35 feet, an arc distance of 299.85 feet to an iron pin set, said arc being subtended by a chord bearing and distance of North 87 degrees 11 minutes 22 seconds West 297.27 feet, said iron pin being the TRUE POINT OF BEGINNING; from said TRUE POINT OF BEGINNING as thus established and leaving said right-of-way, run thence South 69 degrees 21 minutes 51 seconds West, a distance of 130.33 feet to an iron pin set on the southeasterly side of a 60-foot road easement; thence along the southeasterly side of said 60-foot road easement along a curve to the right, having a radius of 1582.88 feet, an arc distance of 33.70 feet to a point, said arc being subtended by a chord bearing and distance of North 25 degrees 41 minutes 35 seconds East, 33.70 feet; thence continuing along said road easement North 26 degrees 18 minutes 11 seconds East, a distance of 51.30 feet to an iron pin set on the southerly right-of-way of Summit Ridge Parkway (80-foot right-of-way at this point); thence along the southerly right-of-way of said Summit Ridge Parkway along a curve to the left having a radius of 658.35 feet, an arc distance of 90.00 feet to an iron pin set, said arc being subtended by a chord bearing and distance of South 70 degrees 13 minutes 31 seconds East, 89.93 feet, said iron pin being the TRUE POINT OF BEGINNING.

Being the same property as conveyed by Limited Warranty Deed from Duke-Weeks Realty Limited Partnership, an Indiana limited partnership to Cabot Industrial Properties, L.P., a Delaware limited partnership, dated February 16, 2000, filed February 22, 2000, recorded in Deed Book 20060, Page 42, Gwinnett County, Georgia records; and by virtue of Road Easement between the Shell Land & Energy Company and Weeks Realty, LP. at Deed Book 11280, Page 220, of the Records.

Site Name: Summit Ridge – 3

Site No.: 57

NBU No.: 20600566

TRACT 1

ALL THAT TRACT or parcel of land lying and being in Land Lot 267 of the 6th District, City of Duluth, Gwinnett County, Georgia, containing 5.898 acres and being Lot 4, Unit One, Berkeley Lake Business Park, being more particularly described as follows:

To find the TRUE POINT OF BEGINNING, begin at an “X” on a rock found at the land lot comer common to Land Lots 266, 267, 290 and 291, said District and County and running thence North 57 degrees 20 minutes 52 seconds East for a distance of 92.00 feet to a 1/2-inch rebar found on the land lot line common to Land Lots 266 and 291; thence leaving said land lot line and running South 31 degrees 29 minutes 23 seconds East for a distance of 782.55 feet to a 1/2-inch rebar found; thence South 58 degrees 39 minutes 28 seconds West for a distance of 397.21 feet lo a 1/2-inch rebar found; thence South 31 degrees 22 minutes 42 seconds East for a distance of 822.75 feet to a 1/2-inch rebar found and the TRUE POINT OF BEGINNING. From said TRUE POINT OF BEGINNING as thus established, run thence South 31 degrees 22 minutes 42 seconds East for a distance of 460.22 feet to a 1/2-inch rebar found; thence South 49 degrees 16 minutes 36 seconds West for a distance of 1016.10 feet to a 1/2-inch rebar found on the northeasterly right-of way of Berkeley Lake Road, also known as McGee Road (a right-of-way of varying widths, being an 80-foot right-of-way at said 1/2-inch rebar found); thence running along said right-of-way of Berkeley Lake Road North 55 degrees 35 minutes 01 second West a distance of 41.38 feet to a 1/2-inch rebar found on said right-of-way; thence leaving said right-of-way and running North 49 degrees 16 minutes 36 seconds East for a distance of 502.03 feet to a point on the centerline of a railroad spur track; thence running along the centerline of said spur track along a curve to the left having a radius of 440.22 feet and an arc length of 185.28 feet to a point, said arc being subtended by a chord of North 13 degrees 18 minutes 13 seconds West for a distance of 183.91 feet; thence continuing along said centerline along a curve to the left having a radius of 1258.33 feet and an arc length of 122.42 feet to a point, said arc being subtended by a chord of North 28 degrees 45 minutes 38 seconds West for a distance of 122.37 feet; thence continuing along said centerline North 31 degrees 37 minutes 24 seconds West for a distance of 62.99 feet to a point; thence continuing along said centerline along a curve to the right having a radius of 11,572.03 feet and an arc length of 145.88 feet to a point, said arc being subtended by a chord of North 31 degrees 15 minutes 44 seconds West for a distance of 145.88 feet; thence leaving said centerline of spur track and running North 58 degrees 37 minutes 18 seconds East for a distance of 461.53 feet to a 1/2-inch rebar found and the TRUE POINT OF BEGINNING.

TOGETHER WITH rights and interest in and to Tract 2, as follows:

TRACT 2 (Sign Tract)

ALL THAT TRACT or parcel of land lying and being in Land Lot 266 of the 6th District, City of Duluth, Gwinnett County, Georgia, containing 0.085 Acres, and being more particularly described as follows:

To find the TRUE POINT OF BEGINNING, begin at the intersection of the southeasterly right-of-way of Summit Ridge Parkway (right-of-way varies at this point) said point being the eastern most end of a miter and the southwesterly right-of-way of Pleasant Hill Road (150-foot right-of-way); thence along said Summit Ridge Parkway along a miter North 75 degrees 38 minutes 01 second West, a distance of 56.63 feet to a point; thence continuing along said right-of-way South 59 degrees 25 minutes 41 seconds West, a distance of 241.67 feet to a point; thence continuing along said right-of-way along a curve to the right, having a radius of 658.35 feet, an arc distance of 233.65 feet to a point, said arc being subtended by a chord bearing and distance of South 69 degrees 35 minutes 43 seconds West, 232.43 feet; thence continuing along said right-of-way along a curve to the right, having a radius of 658.35 feet, an arc distance of 299.85 feet to an iron pin set, said arc being subtended by a chord bearing and distance of North 87 degrees 11 minutes 22 seconds West, 297.27 feet, said iron pin being the TRUE POINT OF BEGINNING; from said TRUE POINT OF BEGINNING as thus established and leaving said right-of-way, run thence South 69 degrees 21 minutes 51 seconds West, a distance of 130.33 feet to an iron pin set on the southeasterly side of a 60-foot road easement; thence along the southeasterly sick: of said 60-foot road easement along a curve to the right, having a radius of 1582.88 feet, an arc distance of 33.70 feet to a point, said arc being subtended by a chord bearing and distance of North 25 degrees 41 minutes 35 seconds East, 33.70 feet; thence continuing along said road easement North 26 degrees 18 minutes 11 seconds East, a distance of 51.30 feet to an iron pin set on the southerly right-of-way of Summit Ridge Parkway (80-foot right-of-way at this point); thence along the southerly right-of-way of said Summit Ridge Parkway along a curve to the left, having a radius of 658.35 feet, an arc distance of 90.00 feet to an iron pin set, said arc boing subtended by a chord bearing and distance of South 70 degrees 13 minutes 31 seconds East, 89.93 feet, said iron pin being the TRUE POINT OF BEGINNING.

Being the same property conveyed by Limited Warranty Deed from Duke-Weeks Realty Limited Partnership, an Indiana limited partnership, filed for record February 22, 2000 and recorded in Deed Book 20060, Page 42, Gwinnett County, Georgia records (the “Records”, wherever used in this Commitment); and (as to certain easements) by virtue of Road Easement between the Shell Land & Energy Company and Weeks Realty, L.P. at Deed Book 11280, Page 220, of the Records.

Site Name: Guidford Road

Site No.: 58

NBU No.: 20600567

The land referred to in this Commitment Is described as follows:

Parcel I:

Being a certain parcel of land, situated in Guilford Road, in the Fourth Election District of Anne Arundel County, Maryland; said parcel being part of the lands conveyed by Martha Kathryn Harris, et al, to Annapolis Junction Land Limited Partnership by deed dated October 15,1987 and recorded among the Land Records of Anne Arundel County, Maryland (all title references hereinafter refer to said Land Records) in Liber 4497 at Folio 509; said parcel being more particularly described as follows, referring the bearings herein to the Maryland State Grid Meridian (NAD27).

Beginning for the same at a point on the northeasterly right of way line of Maryland Route 32, as shown on State Roads Commission of Maryland Plat Number 46802 at a point 40 feet northeast of Guilford Road (MD Route 32 Service Road) baseline of right of way station 2063+35-35, said point also being shown as point 1 on a Plat titled “Common Property” and recorded as Plat Number 4859, said point also being the point of beginning of the aforesaid Liber 4497 at Folio 509; thence leaving Guilford Road and running with the outlines of said Liber 4497 at Folio 509 the following four courses and with the outlines of said Plat 4859 the following course:

1. North 28 degrees 58 minutes 22 seconds East, 31.58 feet to a pipe found at the end of the fifth, or South 51 -1 /4 degrees West 35 perches, line of the lands conveyed by James P. Thrift, Assignee of Baltimore, Maryland to the State Board of Prison Control, Trustee for the State of Maryland by deed dated October 10,1921 and recorded in Liber W.N.W. 48 at Folio 395, thence leaving the outlines of the aforesaid Plat 4859 and running, reversely, with said fifth, all of the fourth and a part of the third lines, respectively, of said Liber W.N.W. 48 at Folio 395 the following three courses:

2. North 47 degrees 19 minutes 37 seconds East, 589.22 feet to c concrete monument marked “5” found,

3. North 83 degrees 53 minutes 28 seconds East, 330.88 feet to a concrete monument marked “4” found, and;

4. South 04 degrees 36 minutes 49 seconds East, 321.97 feet to a concrete monument marked “3” found at the point of beginning of Fee Simple Parcel No. 2 as conveyed by Jolly Acres Limited Partnership to Guilford Property, LLC and Annapolis Junction Land Limited

Partnership by deed dated June 7,1999 and recorded in Liber 9279 at Folio 406, thence leaving the outlines of the aforesaid Liber W.N.W. 48 at Folio 395 and continuing with a part of the fifth, or South 38 degrees 14 minutes 42 seconds West, 655.53 feet, line of the aforesaid Liber 4497 at Folio 509 and, reversely, with the closing, or North 38 degrees 01 minutes 20 seconds East, 548. 10 feet, line of said Fee Simple Parcel No. 2, the following course:

5. South 38 degrees 14 minutes 42 seconds West, 548.10 feet to a capped iron rebar set on the northeasterly right of way line of Maryland Route 32, as shown on the aforesaid Plat Number 46802, saidrebar being 40 feet northeast of the service road baseline of right of way station 2068+80.91; thence leaving the outlines of the aforesaid Fee Simple Parcel No. 2 and running with the northeast right of way line of Maryland Route 32 the following two courses:

6. South 87 degrees 54 minutes 17 seconds West, 42.77 feet to a point of curvature, and

7. By a tangent curve to the right having a radius of 262.00 feet, an acre distance of 203.68 feet, a central angel of 44 degrees 32 minutes 35 seconds and subtended by a chord bearing and distance of North 69 degrees 28 minutes 57 seconds West, 198.59 feet to a point of tangency on the sixth, or North 46 degrees 47 minutes 16 seconds West, 545.56 feet, line of the aforesaid Liber 4497 at folio 509; thence continuing with the northeasterly right of way line of Maryland Route 32 and running with a part of said sixth line of Liber 4497 at Folio 509 the following course:

8. North 46 degrees 47 minutes 16 seconds West, 322.96 feet to the place of beginning.

The area of land contained by the foregoing amounts to 366,497 square feet or 8.4136 acres, more or less, together with and subject to appurtenances and encumbrances of record or in use.

Parcel II:

Being a certain parcel of land, situated on the northeasterly side of Guilford Road, in the Fourth Election District of Anne Arundel County, Maryland; said parcel being all of Fee Simple Parcel No. 2 conveyed by Jolly Acres Limited Partnership to Guilford Property, LLC and Annapolis Junction Land Limited Partnership by deed recorded among the Land Records of Anne Arundel County, Maryland (all title references hereinafter refer to said Land Records) in Liber 9279 at Folio 406; said parcel of land being more particularly described as follows, referring the bearings herein to the Maryland State Grid Meridian (NAD27); Beginning for the same at a concrete monument found at the point of beginning at the aforesaid Fee Simple Parcel No. 2 of Liber 9279 at Folio 406, said monument also being at the end of the fifth, or North 1 /4 degrees West 13 perches, line of the lands conveyed by B. Edwards McClellan, et al, to George W. Owners, et ux, dated January 26,1984 and recorded in Liber 3698 at Folio 587, said monument also being at the beginning of the fifth, or South 38 degrees 14 minutes 42 seconds West, 655.53 feet, line of the lands conveyed by Martha Kathryn Harris, et al, to Annapolis Junction Land Limited Partnership by deed dated October 15,1987 and recorded in Liber 4497 at Folio 509; thence leaving the outlines of said Liber 4487 at folio 509, running with the outlines of said Fee Simple Parcel No. 2 of Liber 9279 at Folio 406 the following four courses and running, reversely, with a part of said fifth line of Liber 3698 at Folio 587 the following course:

1. South 04 degrees 36 minutes 49 seconds East, 112.80 feet to a capped iron rebar set; thence leaving the outlines of the aforesaid Liber 3698 at Folio 587

2. South 43 degrees 31 minutes 33 seconds West, 436.20 feet to a capped iron rebar set on the proposed northerly right of way line of Guilford Road; thence running with said right of way line

3. South 87 degrees 54 minutes 17 seconds West, 47.99 feet to a capped iron rebar set on the aforesaid fifth line of Liber 4497 at Folio 509; thence leaving the proposed northerly right of way line of Guilford Road and running, reversely, with a part of said fifth line of Liber 4497 at Folio 509 the following course

4. North 38 degrees 14 minutes 42 seconds East, 548.10 feet to the place of beginning.

Containing 28,347 square feet or 0.6508 acres of land more or less, together with and subject to appurtenances and encumbrances of record or in use.

Site Name: Savage – 1

Site No.: 59

NBU No.: 20600568

The land referred to in this Commitment is described as follows:

All of that piece or parcel of land located in the County of Howard, Maryland and being more particularly described as follows:

BEING KNOWN AND DESIGNATED as Parcel “E-1”, as shown on the Plat entitled, “Corridor Industrial Park, Section 2, Parcels D-1, D-2 and Parcel E-1, a Resubdivision of Parcels D and E, Sheet 1 of 1” which Plat is recorded among the Land Records of Howard County as Plat No. 5938, and being more particularly described as follows:

BEGINNING FOR THE SAME at an iron pin found at the beginning of the North 89 degrees 15 minutes 09 seconds East 42.01 foot line as shown on a Plat entitled, “Corridor Industrial Park Section 2 Parcels D-1, D-2 and E-1 a Resubdivision of Parcels D and E Sheet 1 of 1”, as recorded among the Land Records of Howard County, Maryland as Plat C.M.P. No. 5988 said beginning also being designated No. 1227 on aforementioned Plat, also being on the southern right of way of Bollman Place thence binding along the North 89 degrees 15 minutes 09 seconds East 42.01 foot line and also the chamfer formed by the rights of way of Bollman Place and Corridor Road the following courses, as now surveyed and referring the basis for all bearings to aforementioned Plat No. 5988 viz:

1. North 89 degrees 15 minutes 53 seconds East 42.01 feet to a point of nontangential curvature being the southern right of way of Corridor Road thence binding along the right of way for Corridor Road and also the outlines of Parcel E-1 which is herein being described,

2. with a curve to the right, having a radius of 7,58944 feet, an arc length of 571.04 feet and a chord of South 44 degrees 09 minutes 27 seconds East 570.90 feet to an iron pin found thence leaving said right of way for Corridor Road and continuing along the outline of Parcel E-1

3. South 01 degrees 53 minutes 25 seconds East 75.15 feet, thence

4. South 59 degrees 45 minutes 37 seconds West 270.00 feet, thence

5. South 59 degrees 45 minutes 46 seconds West 9.63 feet, thence

6. South 55 degrees 36 minutes 29 seconds West 200.25 feet, thence

7. South 55 degrees 38 minutes 14 seconds West 15.69 feet to the end of the division line between parcels E-1 and D-2, thence binding on and along said division line

8. North 43 degrees 24 minutes 43 seconds West 556.63 feet to an iron pin found on the southern right of way of Bollman Place, thence binding on and along said right of way (being 60 feet wide)

9. North 46 degrees 35 minutes 17 seconds East 407.90 feet to an iron pin found at a point of tangential curvature, thence

10. with a curve to the left, having a radius of 2,885.24 feet, an arc length of 89.16 feet and a chord of North 45 degrees 42 minutes 10 seconds East 89.15 feet, to the place of beginning.

Containing 7.399 acres of land.

Tax Account No. 06-440096

Site Name: Savage – 2

Site No.: 60

NBU No.: 20600569

The land referred to in this Commitment is described as follows:

All of that piece or parcel of land located in the County of Howard, Maryland and being more particularly described as follows:

BEING KNOWN AND DESIGNATED as Parcel “D-2”, as shown on the Plat entitled, “Corridor Industrial Park, Section 1, Parcel D-2 and Parcel E-3 and Park Utility and Drainage Reservation, a Resubdivision of Parcels D-1, E-2 and Park Utility and Drainage Reservation”, which Plat is recorded among the Land Records of Howard County as Plat No. 5675, and being more particularly described as follows:

BEGINNING FOR THE SAME at a 1” iron pipe found at the end of the North 38 degrees 25 minutes 00 seconds East 355.53 foot line for Parcel D-2 as shown on a Plat entitled, “Corridor Industrial Park, Section 1, Parcel D-2 and Parcel E-3 and Park, Utility and Drainage Reservation a Resubdivision of Parcels D-1, E-2 and Park, Utility and Drainage Reservations” dated October 11,1983 and recorded as Plat C.M.P. No. 5675 among the Land Records of Howard County, Maryland, said pipe also being on the westernmost edge of a 80.00 foot right of way for a road known as Greenwood Place, said beginning also being situated in the northeast corner of Parcel E-3 as shown on aforementioned Plat CMP No. 5675, thence leaving said right of way for Greenwood Place and running with and binding on the outline of aforementioned Parcel D-2, as now surveyed, and referring the basis for all bearings to said Plat the following courses viz:

1. South 88 degrees 25 minutes 00 seconds West 355.53 feet thence,

2. North 29 degrees 23 minutes 04 seconds West 62.17 feet thence,

3. North 01 degrees 35 minutes 00 seconds West 402.00 feet to a point on the North 88 degrees 25 minutes 00 seconds East 664.47 foot line of Parcel C-3, being 1.98.85 feet from the beginning thereof, as shown on a Plat entitled, “Corridor Industrial Park Section 1 Parcels C-2, C-3 and C-4 a Resubdivision of Parcel c-1” recorded as Plat CMP No. 6013 among aforesaid Land Records, thence binding along a portion of lastly mentioned line

4. North 88 degrees 25 minutes 00 seconds East 465.62 feet, thence

5. South 37 degrees 18 minutes 59 seconds East 67.05 feet to a pin and cap found at the northwestern edge of aforementioned 80.00 foot right of way for Greenwood Place, thence binding on and along said right of way with a non-tangent curve to the left,

7. having a radius of 289.11 feet, an arc length of 273.83 feet and a chord of South 25 degrees 32 minutes 54 seconds West 263.69 feet to a point of tangency, thence

8. South 01 degrees 35 minutes 00 seconds East 167.89 feet to the place of beginning.

Containing 4.3350 acres of land.

Tax Account No. 06-464297

Site Name: Nations Ford

Site No.: 61

NBU No.: 20600570

BEING all of that I6.3077 acre tract shown as “Tract 1” on that certain Plat entitled “Nations West Map 1” recorded in Map Book 35 at Page 655 of the Mecklenburg County Registry, reference to said plat being hereby made for more particular description of said lot.

LESS AND EXCEPT:

BEGINNING at an iron pipe in the 60 foot right of way of Nations Ford Road, said iron pipe being South 1018-15 East 40.19 feet of the northwestern coiner of Tract 1 as shown on Map recorded in Map Book 33 at Page 67; thence running South 10-18-16 East 150.63 feet to an iron pipe in the right of way of Nations Ford Road; said iron pipe marking the northwestern comer of the James L. Harley property (now or formerly) recorded in Deed Book 5290 at Page 711; thence mooing with the northern margin of the aforementioned Harley property, South 86-15-11 East 300 feet to an iron pin marking the northeastern comer of the aforementioned Harley property and being in the western margin of the United Steel Workers of America property (now or formerly) as described in Deed recorded in Deed Book 4263 at Page 524 of the Mecklenburg County Public Registry; thence running with the western line of the aforementioned United Steel Workers of America property North 10-27-37 West 109.87 feet to andiron pin; thence North 86-07-53 West 299.85 feet to the point or place of BEGINNING and being a. 7353 acre parcel shown on “Revised Plat of Nations West Map 1N by Andy G. Zoutewelle, RLS dated January 14.2000 last revised January 11, 2001, reference to said plat being hereby made for more particular description of said property.

Site Name: Rock Hill

Site No.: 62

NBU No.: 20600571

All that certain piece, pared or tract of land lying, being and situate in Catawba Township, York County, South Carolina, being more particularly described as follows:

BEGINNING at an existing concrete monument having S.C. grid coordinates of N= 1117847.378, E-2003 8 88.264 and being at the northwestern right-of-way intersection of 1-77 having a 300-foot right-of-way and Firetower Road having a 66-foot right-of-way; said concrete monument also being located N. 02W51” E. 14,077.42 feet from S.C.G.S. station “Leo” having S.C grid coordinates of N=Ol0378I.770, E^2OO3311.68OO; thecce from said point of BEGINNING S. 78°16’13” W. 56.38 feet to an old iron at the end of the-1-77 right-of-way fence being on the northern margin of Firetower Road; thence with the right-of-way of Firetower Road N. 49°00’42” W. 26927 feet to an old iron; thence continuing with the right-of-way of Firetower Road N. 45°I6’07” W. 1,204.80 feet to the southwesterly comer of the property conveyed to Johnston Farms, LLC by deed recorded in Book 2212 at Page 317 in the office of the Clerk of Court for York County, South Carolina; thence with the lines of Johnston Farms, LLC (now or formerly) and Carolina Foods, Inc. (now or formerly) N. 44*43*53” E. 878.00 feet to the westerly line of Carolina Foods, Inc. (oow or formerly); thence with the westerly line of Carolina Food, Inc. ( now or formerly) S. 45°16’0?’ E. HB182 feet to an iron set on the western right-of-way ofI-77; thence with said right-of-way S. 23°08’43” W. 874.78 feet to fee point and place of BEGINNING, SAVE AND EXCEPT that portion of the above-described property lying within the right-of-way of Marine Drive, a public road, being more particularly described as follows; To find the point and place of BEGINNING, proceed from the point and place of BEGINNING of (he above-described tract tow (3) courses and distances as follows: (I) S. 78°16’13” W. 56.38 feet to an old iron at the end of the 1-77 right-of-way fence being on the northern margin of Firetower Road; (2) with the right-of-way of Firetower Road N. 49°00’42” W. 269.27 feet to an old iron; and (3) continuing with the right-of-way of Firetower Road N. 45-16-07 W. 201.80 feet to a point of intersection of the northerly margin of the right-of-way of Marine Drive with the easterly margin of the right-of-way of Firetower Road to the point of BEGINNING; and runs thence with the northerly margin of the right-ef-way of Marine Drive three (3) courses and distances as follows: (!) N. 44M3’53” E. 365.99 feet to a point; (2) with the curve of a circle to the right having a radius of 490 feet (chord bearing N. 57°45’02” E, chord distance 220.78 feet) an arc distance of 222.69 feet to a point; (3) with the curve of a circle to the left having a radius of 430 feet (chord bearing N. 50°28’04M E., chord distance 298.40 feet) and arc distance of 304.74 feet to a point; thence S. 45°16’07” E. 61.74 feet to a point in the southerly margin of tbe right-of-way of Marine Drive; thence with the southerly margin of the right-of-way of Marine Drive four (4) courses and distances as follows: (1) with the curve of a circle to the right having a radius of 490.00 feet (chord bearing S. 51°22’31” W,, chord distance 325.43 feet) an arc distance of 331.73 feet to a point; (2) with the curve of a circle to the left having a radius of 430.00 feet (chord bearing S. 57°45’02” W, chord distance 193.75 feet) an arc distance of 195.42 feet to a point; (3) S. 44°43’53” W. 350.99 feet to a point; and (4) S. 0(H6’0r E. 21.21 feet to a point in the easterly margin of the right-of-way of Firetower Road; thence with the easterly margin of the right-of-way of Firetower Road N. 45°16’07tf W. 75.00 feet to the point of BEGINNING.

CONTAINING 26.006 acres, more or less, and being labeled as Tract A on a Boundary Survey for Cabot Industrial Properties, LP, prepared by DS Atlantic, Robert F. Akers, Jr., SCRJLS, dated June 17, 1999, and recorded in Plat Book B-120, Page 9 in the Office of the Clerk of Court for York County, South Carolina.

BEING THE SAME PROPERTY conveyed to Cabot Industrial Properties, L J?., a Delaware limited partnership, by W/H No. 31, LLC, a South Carolina limited liability company, by Deed dated June 30,1999, and recorded in Book 2765, Page 125 in the Office of the Clerk of Court for York County, South Carolina.

Parcel ID No.: 672-00-00-061

Site Name: Reames Road

Site No.: 63

NBU No.: 20600572

BEGINNING at ah existing metal plate in the southeasterly right-of-way margin of Reames Road (said Reames Road having a total right-of-way of 60 feet at this Beginning Point), said Beginning Point being the point of intersection of the southwesterly line of the property of Yellow Freight System, Inc. (now or formerly) as its properly is described in Deed recorded in Book 4482 at Page 19 of the Mecklenburg Public Registry, and the northeasterly most line of the property, of Grantor John B. Young as his property is described in Deeds recorded in Book 4719 at Page 605 and Bock 3644 at Page 432 of said Mecklenburg Registry; thence from the Beginning Point so established and with two of the southwesterly lines of the properly of Yellow Freight System, Inc., as described in the aforesaid Deed as follows: (1) South 62-52-42 East 117.95 feet to an existing concrete monument; and (2) South €2-41-13 East 432.01 feet to an existing iron pin, this point being North 62-41-37 West 1998.78 feet ftom an existing concrete monument; thence with the J.B. Young property in two courses and distances as follows: (1) South 27-17-25 West 399.97 feet to an existing iron pin; and (2) North 62-41-37 West 763,77 feet to a new iron pin located in the southeasterly right-of-way margin of Reames Road, this point being located South 63-18-16 East 1086.71 feet from NCGS Monument Station “Finley”, NAD 83 N. 586,381.2584 feet, and E. 1,450,978.2398 feet thence with lie southeasterly right-of-way margin of said Reames Road in three calls and distances as follows: (1) North S2-13-23 East 295.15 feet to a new iron pin; (2) North 37-56-6 West 20:07 feet to an existing concrete monument (it being noted that this call is at a point where the right-of-way of Reames Road narrows); and (3) North 52-17-29 East 136.32 feet to the point and place of BEGINNING; and containing 6.224 acres, or 271,130 square feet, according to a survey prepared for Knickerbocker Properties, Inc., XI by RJ3. Pharr & Associates, PA/ dated December 6, 1995, to which survey further reference is hereby made.

Site Name: Woodpark – 1

Site No.: 64

NBU No.: 20600573

The land referred to in this commitment Is described as follows:

Lying and being situate in the City of Charlotte, Mecklenburg County, North Carolina, and being more particularly described as follows:

BEING ALL of Tract 4, Stewart Creek Business Park Subdivision, as shown on plat recorded in Map Book 22 at Page 237 of the Mecklenburg County Registry, North Carolina.

Site Name: Woodpark – 2

Site No.: 65

NBU No.: 20600574

CH06-0009135

BEGINNING at an existing iron pin located in the easterly margin of the 60 foot wide right-of-way of Woodpark Boulevard, said Beginning Point being located 1393.24 feet along’ said margin of Woodpark Boulevard from the point of its intersection, if extended, with the southerly margin of the 60 fool wide right-of-way of Starita Road, if extended (the aforesaid intersection being formed by a circular curve and being shown on a map recorded in Map Book 19 at page 407 in the Mecklenburg County Public Registry); running thence from said Beginning Point South 65-50-17 East 310 feet to an existing iron pin; thence South 24-09-43 West 401.5 feet to an existing iron pin located in the northerly margin of Woodpark Boulevard; thence with said margin of “Woodpark Boulevard in three calls as follows: (1) North 65-5M7 West 215.00 feet to a point; thence (2) in a northerly direction with the arc of a circular curve to the right having a radius of 95 feet, an arc distance of 149.23 feet to a point; thence (3) North 24-09-43 East 306.50 feet to the point of place of Beginning; containing 2.8129 acres or 122,528.22 square feet, according to survey for The Equitable life Assurance Society of the United States by R.B. Pharr & Associates dated December 10,1985, as last .revised June 28, 198.9 {File No. W-876), to which survey. reference is hereby made.

Site Name: Woodpark – 3

Site No.: 66

NBU No.: 20600575

BEGINNING at an existing iron pin located in the northwesterly margin of the 60 .foot wide right of way of Woodpark Boulevard, said Beginning Point being located I3S2.S5 feet along said margin of the 60 foot wide right of way of Woodpark Boulevard (if extended) from its point of intersection with the southwesterly margin of the 60 foot wide right of way of Strata Road (if extended), (the aforesaid intersection being formed by the arc of a circular curve as shown on a map recorded in Map Book 19 at Page 642 in the Mecklenburg County Public Registry); and running thence from said Beginning Point with the aforesaid margin of the right of way of Woodpark Boulevard in three calls as follows: (1) South 08-09-43 West 312-02 feet to an existing iron pin; (2) in a southerly direction with the arc of a circular curve to (he right having a radius of 145 feet, an arc distance of 268.26 feet to an existing iron pin; (3) North 65-50-17 .West 327.36 feet to an existing iron pin; thence North 24-09-43 East 484.05 feet . to an existing iron pin; thence South 65r58-00 East 380.77 feet to the point or place of BEGINNING; containing 209,732.24 square feet or 4.S15 acres, all as shown on a survey for The Equitable life Assurance Society of the United States by KB. Pharr & Associates dated March 12,1987, as last revised June 28,1989, to which survey reference is hereby made.

Site Name: Woodpark – 4

Site No.: 67

NBU No.: 20600576

BEGINNING at an existing iron pin located at the intersection of the southeasterly margin of the 60 foot right-of-way of Woodpark Boulevard, if extended, with the southerly margin of the 60 foot wide right-of-way of Starita Road, if extended (the aforesaid intersection being formed by the arc of a circular curve having a radius of 20 feet and an arc distance of 31.2 feet and being shown on a map recorded in Map Book 20 at page 252 in the Mecklenburg County Public Registry, reference being also made to maps recorded in Map Book 19 at pages 641 and 642 in the Mecklenburg County Public Registry), and running thence from said Beginning Point with the aforesaid southerly margin of the right-of-way of Starita Road, South 66-22-26 East 298.05 feet to an existing iron pin located at the intersection of the margin of said right-of-way of Starita Road with the northwesterly margin of the 50 foot wide right-of-way of Hartley Street; thence along the aforesaid margin of the right-of-way of Hartley Street South 23-37-34 West 392.79 feet to an existing iron pin; thence North 65-5D-17 West 301.71 feet to an existing iron pin in the aforesaid southeasterly margin of the 60 foot wide right-of-way of Woodpark Boulevard; thence along the aforesaid margin of said right-of-way of Woodpark Boulevard North 24-09-43 East 389.99 feet to the point or place of BEGINNING; all are shown on a survey for The Equitable Life Assurance Society of the United States by R.B. Pharr & Associates, P.A. dated February 25, 1986, as last revised June 28,1989 (File No. W-890), to which survey reference is hereby made, TOGETHER WITH the Surface Water Drainage Easement Agreement recorded in Book 6056, Page 778, aforesaid county registry.

Site Name: Creek Road

Site No.: 68

NBU No.: 20600577

SITUATE IN SECTION 17, TOWN 4, ENTIRE RANGE 1, SYCAMORE TOWNSHIP, CITY OF BLUE ASH, HAMILTON COUNTY, OHIO AND BEING KNOWN, NUMBERED AND DESIGNATED AS LOT 9 PRUDENTIAL BUSINESS PARK, SECTION TWO AS RECORDED IN PLAT BOOK 256, PAGES 38 AND 39, HAMILTON COUNTY, OHIO RECORDS

Site Name: Holton Drive

Site No. 69

NBU No.: 20600578

A CERTAIN TRACT OF LAND SITUATED ON THE NORTHERLY SIDE OF RICHARDSON ROAD BEING BOUND TO THE WEST BY THE NORFOLK SOUTHERN RAILROAD AND LYING AT THE TERMINATION OF HOLTON DRIVE BEING LOCATED PARTIALLY IN THE CITY OF INDEPENDENCE, COUNTY OF KENTON AND PARTIALLY IN THE COUNTY OF BOONE, COMMONWEALTH OF KENTUCKY AND BEING ALL OF THE LANDS CONVEYED TO CABOT INDUSTRIAL PROPERTIES, L.P. AS RECORDED IN DEED BOOK 1.242, PAGE 047 AT THE KENTON COUNTY COURT CLERK’S OFFICE IN COVINGTON, KENTUCKY AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A FOUND W IRON PIN AND CAP (P.L.S. #2316) IN THE EAST RIGHT OF WAY LINE OF HOLTON DRIVE, SAID PIN BEING THE COMMON CORNER OF THE LANDS OF INDUSTRIAL FUND I, LLC PEED BOOK C1459, PAGE 335) AND THE LANDS HEREIN DESCRIBED;

THENCE LEAVING SAID RIGHT OF WAY AND CONTINUING WITH THE SOUTH LINES OF THE LANDS OF INDUSTRIAL FUND I, LLC FOR THE FOLLOWING THREE CALLS:

SOUTH 47-59-27 EAST FOR A DISTANCE OF 141.95 FEET TO A FOUND 1/2” IRON PIN AND CAP (P.L.S. #2316);

SOUTH 84-48-27 EAST FOR A DISTANCE OF 405.84 FEET TO A FOUND  1/2” IRON PIN AND CAP (PX.S. #1781);

NORTH 47-26-22 EAST FOR A DISTANCE OF 15.19 FEET TO A FOUND lA” IRON PIN AND CAP (PX.S. #2316), SAID PIN BEING THE COMMON CORNER OF THE LANDS HEREIN DESCRIBED, THE LANDS OF INDUSTRIAL FUND I, LLC, AND THE LANDS OF BEECHGROVE HOMEOWNER’S ASSOCIATION (DEED BOOK 713, PAGE 241);

THENCE LEAVING THE LANDS OF INDUSTRIAL FUND I, LLC AND CONTINUING WITH THE LANDS OF BEECHGROVE HOMEOWNER’S ASSOCIATION FOR THE FOLLOWING TWO CALLS:

SOUTH 02-12-45 WEST FOR A DISTANCE OF 158.30 FEET TO A FOUND W IRON PIN AND CAP (PX.S. #2316); SOUTH 09-08-27 WEST FOR A DISTANCE OF 148,00 FEET TO A FOUND J4” IRON PIN AND CAP (PX.S. #2316);

THENCE CONTINUING WITH THE LANDS OF BEECHGROVE HOMEOWNERS’ ASSOCIATION AND THE LANDS OF TIM TAYLOR AND SHANNON TAYLOR (DEED BOOK 1-249, PAGE 091 AND DEED BOOK C766, PAGE 077), SOUTH 36-05-18 WEST FOR A DISTANCE OF 777.29 FEET TO A FOUND Hw IRON PIN AND CAP (P.L.S. #2316);

THENCE CONTINUING WITH THE LANDS OF SAID TAYLOR FOR THE FOLLOWING TWO CALLS:

SOUTH 00-06-26 WEST FOR A DISTANCE OF 185.00 FEET TO A FOUND W IRON PIN AND CAP (PX.S. #2316);

SOUTH 15-15-16 WEST FOR A DISTANCE OF 175.55 FEET TO A FOUND W IRON PIN AND CAP (PX.S. #2316) IN THE NORTH RIGHT OF WAY LINE OF RICHARDSON ROAD;

THENCE LEAVING THE LANDS OF TAYLOR AND CONTINUING WITH THE NORTH RIGHT OF WAY LINE OF RICHARDSON ROAD FOR THE FOLLOWING TWO CALLS:

NORTH 74-44-44 WEST FOR A DISTANCE OF 589.65 FEET TO A SET W IRON PIN AND CAP (PX.S. #3494);

NORTH 74-52-40 WEST FOR A DISTANCE OF 408-59 FEET TO A FOUND YF IRON PIN AM) CAP (P.L.S. #2316) IN THE NORTH RIGHT OF WAY LINE OF RICHARDSON ROAD AT THE INTERSECTION OF THE EAST RIGHT OF WAY LINE OF THE NORFOLK SOUTHERN RAILROAD;

THENCE LEAVING THE NORTH RIGHT OF WAY LINE OF RICHARDSON ROAD AND CONTINUING WITH THE EAST. RIGHT OF WAY LINE OF THE NORFOLK SOUTHERN RAILROAD, NORTH 15-24-45 EAST FOR A DISTANCE OF 93.77 FEET TO A FOUND W IRON PIN AND CAP (PX.S. #2316);

THENCE CONTINUING WITH THE EAST RIGHT OF WAY LINE OF THE NORFOLK SOUTHERN RAILROAD WITH A CURVE TO THE LEFT HAVING A DELTA ANGLE OF 22-03-57, A RADIUS OF 1960.08 FEET, AND AN ARC LENGTH OF 754.37 FEET TO A SET MAG NAIL IN A RAILROAD TIE IN THE EAST RIGHT OF WAY LINE OF THE NORFOLK SOUTHERN RAILROAD AND BEING THE COMMON CORNER OF THE LANDS HEREIN DESCRIBED AND THE LANDS OF A.O. SMITH (DEED BOOK 843, PAGE 233), SAID CURVE ALSO HAVING A TANGENT OF 382.17 FEET, A CHORD BEARING OF NORTH 04-22-47 EAST, AND A CHORD IJSNGTH OF 750.21 FEET;

THENCE LEAVING THE EAST RIGHT OF WAY LINE OF THE NORFOLK SOUTHERN RAILROAD AND CONTINUING WITH THE LANDS OF SMITH FOR THE FOLLOWING CALLS:

NORTH 52-37-25 EAST FOR A DISTANCE OF 570.42 FEET TO A FOUND  1/2” IRON PIN AND CAP (PXS. #2316); SOUTH 75-12-00 EAST FOR A DISTANCE OF 416.76 FEET TO A FOUND l/2” IRON PIN AND CAP (P.L.S. #2316) IN THE WEST RIGHT OF WAY LINE OF HOLTON DRIVE AND BEING THE COMMON CORNER OF THE LANDS OF SMITH AND THE LAND HEREIN DESCRIBED;

THENCE LEAVING THE LANDS OF SMITH AND CONTINUING WITH THE RIGHT OF WAY LINE OF HOLTON DRIVE WITH A CURVE TO THE RIGHT HAVING A DELTA ANGLE OF 52-25-19, A RADIUS OF 37.50 FEET, AND AN ARC LENGTH OF 34.31 FEET TO A SET W IRON PIN AND CAP (P.L.S. #3494), SAID CURVE ALSO HAVING A TANGENT OF 18.46 FEET, A CHORD BEARING OF SOUTH 15-34-51 WEST AND A CHORD LENGTH OF 33.13 FEET;

THENCE CONTINUING WITH THE RIGHT OF WAY LINE OF HOLTON DRIVE WITH A CURVE TO THE LEFT HAVING A DELTA ANGLE OF 284-51-25 A RADIUS OF 65.00 FEET, AND AN ARC LENGTH OF 323.16 FEET TO A SET W IRON PIN AND CAP (P.L.S. #3494), SAID CURVE ALSO HAVING A CHORD BEARING OF NORTH 79-22-00 EAST AND A CHORD LENGTH OF 79.27 FEET;

THENCE CONTINUING WITH THE RIGHT OF WAY LINE OF HOLTON DRIVE WITH A CURVE TO THE RIGHT HAVING A DELTA ANGLE OF 52-25-19, A RADIUS OF 37.50 FEET, AND AN ARC LENGTH OF 34.31 FEET TO A SET W IRON PIN AND CAP (P.L.S. #3494), SAID CURVE ALSO HAVING A TANGENT OF 18.46 FEET, A CHORD BEARING OF NORTH 36-50-50 WEST, AND A CHORD LENGTH OF 33.13 FEET;

THENCE CONTINUING WITH THE RIGHT OF WAY LINE OF HOLTON DRIVE, NORTH 10-38-00 WEST FOR A DISTANCE OF 60.11 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED TRACT OF LAND CONTAINS 32.5702 ACRES.

BEING THE SAME PROPERTY CONVEYED TO CABOT INDUSTRIAL PROPERTIES, L.P, A DELAWARE LIMITED PARTNERSHIP, BY DEED RECORDED IN DEED BOOK 444, PAGE 256 OF THE KENTON COUNTY CLERK’S RECORDS AT INDEPENDENCE KENTUCKY AND BY DEED RECORDED IN DEED BOOK 1242, PAGE 47 OF THE KENTON COUNTY CLERK’S RECORDS AT COVINGTON, KENTUCKY AND BY DEED RECORDED IN DEED BOOK 681, PAGE 183 OF THE BOONE COUNTY CLERK’S RECORDS AT BURLINGTON, KENTUCKY.

PARCEL #74-10C (BOONE) GROUP #2043B, 2049B, 2050 (BOONE) PARCEL #005-40-00-001.05 (KENTON). GROUP #5041 AND INDEPENDENCE (KENTON).

Site Name: Foundation, Power Line 1

Site No.: 70

NBU No.: 20600579

The land described herein is situate in the City and County of Kenton, State of Kentucky and more particularly described as follows:

PARCEL I (7945 Foundation Drive)

HDN: 017-10-00-021.00 Group: 4584

A parcel of land lying on the easterly side of Foundation Drive in Elsmere, Kenton County, Kentucky and being more particularly described as follows:

Being all of Lot No. Two (2), Northern Kentucky Industrial Park n, Section HI, as shown on the plat of said Section, recorded as original Plat No. 1319, Elsmere, Kenton County, Kentucky of the Kenton County Clerk’s Records at Covington, Kentucky and containing 2.92 acres, more or less.

PARCEL II (7850 Foundation Drive)

PIDN: 017-10-00-023.03 Group: 4535 and 4641

Tract I:

A parcel of land lying on the northerly side of Foundation Drive in Elsmere, Kenton County, Kentucky and being more particularly described as follows:

Being all of Lots No. Eleven (11) and Twelve (12) Northern Kentucky Industrial Park IE Section I, as shown on the plat of said Section, recorded as original Plat No. 1281 Elsmere, Kenton County, Kentucky of the Kenton County Clerk’s Records at Covington, Kentucky and containing 2.78 acres, more or less.

Tract II:

A parcel of land lying on the northwesterly side of Foundation Drive in Elsmere, Kenton County, Kentucky and being more particularly described as follows:

Being all of Lot No. Thirteen (13) Northern Kentucky Industrial Park H, Section IV, as shown on the plat of said Section, recorded as original Plat No. 1361 Elsmere, Kenton County, Kentucky of the Kenton County Clerk’s Records at Covington, Kentucky and containing 2.16 acres, more or less.

PARCEL III (7705 Foundation Drive)

PIDN: 017-10-00-029.00 Group: 4819

Situated in the City of Elsmere, County of Kenton and Commonwealth of Kentucky, to-wit:

Being all of Lot No. Twenty-four (24) Northern Kentucky Industrial Park II, Section VI, as shown on the plat of said Section, recorded as original Plat No. 1541 in Elsmere, Kenton County Cleric’s Records at Covington, Kentucky and containing 3.07 acres, more or less.

PARCEL IV (6840 Power Line Drive)

PIDN: 017-10-00-014.05 Group: 4949

A parcel of land lying on the northerly side of Power Line Drive in Elsmere, Kenton County, Kentucky and being more particularly described as follows:

Being all of Lot Twenty-Nine (29) of Northern Kentucky Industrial Park II, Section 8, as shown on Original Plat 1661 at the Kenton County Clerk’s records at Covington, Kentucky and containing 1.00 Acre, more or less.

PARCEL V (7765-7785 Foundation Drive)

PIDN: 017-10-00-014.04 Group: 4546

A parcel of land lying on the southerly side of Foundation Drive in Elsmere, Kenton County, Kentucky and being more particularly described as follows:

Being all of Lots No. Twenty-Seven (27) and Twenty-Eight (28), Northern Kentucky Industrial Park H, Section H, as shown on the plat of said Section, recorded as original Plat No. 1292 Elsmere, Kenton County, Kentucky of the Kenton County Clerk’s Records at Covington, Kentucky and containing 2,07 acres, mote or less.

PARCEL VI (7725-7745 Foundation Drive)

PIDN: 017-10-00-030.00 Group: 4546 and 4657

Two parcel of land lying on the southerly side of Foundation Drive in Elsmere, Kenton County, Kentucky and being more particularly described as follows:

Tract I:

Being all of the re-subdivided Lot No. Twenty-Five (25), Northern Kentucky Industrial Park II, Section n, as shown on original Plat No. 1374 Elsmere, Kenton County, Kentucky of the Kenton County Clerk’s Records at Covington, Kentucky and containing 1,35 acres, more or less.

Tract II:

Being all of Lot No. Twenty-Six (26), Northern Kentucky Industrial Park II, Section II, as shown on the plat of said Section, recorded as original Plat No. 1292 Elsmere, Kenton County, Kentucky of the Kenton County Clerk’s Records at Covington, Kentucky and containing 1.18 acres, more or less.

PARCEL VII (7880 Foundation Drive)

PIDN: 017-10-00-023.01 Group: 4535

A parcel of land lying on the northwesterly side of Foundation Drive in Elsmere, Kenton County, Kentucky and being more particularly described as follows:

Being all of Lot No. Nine (9) Northern Kentucky Industrial Park H, Section I, as shown on the plat of said Section, recorded as Original Plat No. 1281 Elsmere, Kenton County, Kentucky of the Kenton County Clerk’s records at Covington, Kentucky and containing 1.91 acres, more or less.

Parcels I through VII, inclusive being a portion of the same property conveyed to Cabot Industrial Properties, L.P. by Deed recorded in Deed Book 444, Page 256 of the Kenton County Clerk’s Records at Independence, Kentucky and by Deed recorded in Deed Book 1242, Page 47 of the Kenton County Clerks Records at Covington, Kentucky.

Site Name: Foundation, Power Line – 2

Site 71

NBU No.: 20600580

The land described herein is situate in the City Burlington, County of Boone, State of Kentucky and more particularly described as follows:

PARCEL I (1350 JamikeDrive)

PIDN: 71-19=11 Group: 1692

Being all of Lot 21, Mineola Industrial Park, Section XI, as recorded in Plat Book 21, Page 2, in the office of the Boone County Clerk, Burlington, Kentucky and containing 2.337 acres, more or less.

PARCEL II ( 1445-1455 Jamike Drive)

PIDN: 71-25A=21 Group: 1699

Being all of Lot 11, Mineola Industrial Park, Section X, as recorded in Plat Book 21, Page 8, in the office of the Boone County Clerk, Burlington, Kentucky and containing 5.00 acres, more or less.

PARCEL III ( 1405 Jamike Drive)

PIDN: 71-22=10 Group: 1699

Being all of Lot 10, Mineola Industrial Park, Section X, as recorded in Plat Book 21, Page 8, in the office of the Boone County Clerk, Burlington, Kentucky and being further described as follows:

A parcel of land lying on the southwesterly side of Jamike Avenue in Boone County, Kentucky and being more particularly described as follows:

Beginning at a point in the southwesterly right-of-way line of Jamike Avenue, said point being the most northwesterly comer of Lot 9 of Mineola Industrial Park, Section X, and running thence:

N 41-19-10 W, along the southwesterly right-of-way line of Jamike Avenue, a distance of 300.52 feet, to a point, thence S 48-40-50 W, along the dividing line between Lots 10 and 11 of aforementioned Mineola Industrial Park, a distance of 491.06 feet, to a point, thence S 40-56 E, a distance of 300.53 feet, to a point, thence N 48-40-50 E, a distance of 493.09 feet, to the place of beginning.

PARCEL IV (1420.1430 and 1440 Jamike Drive)

PIDN: 71-20=18 Group: 1429

Being all of Lot #18, Mineola Industrial Park, Section V, as recorded in Plat Book 16, Page 37 in the office of the Boone County Clerk, Burlington, Kentucky and containing 5.002 acres.

Parcels I through IV, inclusive, being a portion of the same property conveyed to Cabot Industrial Properties, L.P. by Deed recorded in Deed Book 681, Page 183 of the Boone County Clerk’s Records at Burlington, Kentucky.

Site Name: Patriot Corporate

Site No. 72

NBU No.: 20600581

SITE 1

TRACT 1:

BEING a 26.711 acre tract of land situated in the John E. Holland Survey, Abstract No. 614 and the T.W. Cousy Survey, Abstract No. 317, City of Grapevine, Dallas County, Texas, being ALL OF LOT 1, BLOCK 1, D/FW TRADE CENTER, an addition to the City of Grapevine, Dallas County, Texas as recorded in Volume 95250, Page 3681 of the Map Records of Dallas County, Texas (MRDCT) and being that same tract of land (TRACT I) as described in Special Warranty Deed to Industrial Properties Holding, L.P., recorded in Volume 97250, Page 4555 of the Deed Records of Dallas County, Texas (DRDCT) and being more particularly described as follows:

BEGINNING at a l/2 inch iron rod set at the intersection of the Northwesterly line of State Highway No. 121 (Variable width R.O.W., adjoining R.O.W. per Volume 87022, Page 3963, DRDCT), with the Southwesterly line of Freeport Parkway (Variable width R.O.W. per volume 96040, Page 2864 & Volume 97122, Page 4264, MRDCT), being the most easterly corner of said Lot 1, Block 1;

THENCE along the northwesterly line of said State Highway No. 121 and the Southeasterly line of said Lot l, Block 1, as follows:

South 42 degrees 54 minutes 48 seconds West (Reference Bearing), a distance of 157.99 feet to a 1/2 inch iron rod set at the location of a concrete monument found previously (Now obliterated);

South 47 degrees 05 minutes 12 seconds East, a distance of 25.00 feet to a “P K” nail set in a broken concrete monument found;

South 42 degrees 54 minutes 48 seconds West, a distance of 539.81 feet to a “PK” nail set in a broken concrete monument found;

South 81 degrees 29 minutes 29 seconds West, a distance of 64.15 feet to a 1/2 inch iron rod capped set at the location of a concrete monument found previously (Now obliterated);

South 42 degrees 58 minutes 01 seconds West, a distance of 450.50 feet to a 1/2 inch iron rod capped set at the location of a concrete monument found previously (Now obliterated);

A-1

South 42 degrees 17 minutes 17 seconds West, a distance of 568.85 feet to a 1/2 inch iron rod capped set at the location of a cur “X” found previously (Now obliterated) in a concrete flume in a creek channel, at the most Southerly corner of said Lot 1, Block 1, and the most easterly corner of a tract of land (Parcel 4, Exhibit “D”) as described in deed to Hunt Building Corporation, recorded in Volume 13080, Page 246 & Volume 13270, Page 43 of the Deed records of Tarrant County, Texas;

THENCE North 31 degrees 32 minutes 13 seconds West, departing the Northwesterly line of said State Highway No. 121, along said creek channels, the Southwesterly line of said Lot 1, Block 1 and the Northeasterly line of said Hunt Building Corporation Parcel 4, a distance of 708.44 feet to a point in said creek channel at the most esterly corner of said Lot 1, Block l and the most Southerly corner of Lot 2, Block 1 of Lot 2, Block l and Lot l, Block 2, D/FW Trade Center, an addition to the City of Dallas, Dallas County, Texas as recorded in Volume 96149, Page 1765, MRDCT;

THENCE North 41 degrees 23 minutes 36 seconds East, departing said creek channel and the Northeasterly line of said Hunt Building Corporation Parcel 4, along the Northwesterly line of said Lot l, Block l and the Southeasterly line of said Lot 2, Block 1, at 39.23 feet passing a 1/2 inch iron rod set, continuing a total distance of 1520.93 feet to a cut “X” in concrete set in the southwesterly line of said Freeport Parkway, at the most Northerly corner of said Lot 1, Block l and the most Easterly corner of said Lot 2, Block 1;

THENCE along the Southwesterly line of said Freeport Parkway and the Northeasterly line of said Lot 1, Block 1, as follows:

South 48 degrees 36 minutes 24 seconds East, a distance of 378.20 feet to a 1/2 inch iron rod capped set at the point of curvature of a circular to the left, from which a 1/2 inch iron rod found bears North 35 degrees 22 minutes West, 0.26 feet;

Southeasterly, along said circular curve to the left, having a radius of 500.00 feet, a central angle of 12 degrees 14 minutes 59 seconds, an arc distance of 106.90 feet and a chord that bears South 54 degrees 43 minutes 54 seconds East, 106.70 feet to a cut “X” in concrete set at the point of reverse curvature of a circular curve to the right, having a radius of 1148.00 feet;

Southeasterly, along said circular curve to the right, having a central angle of 12 degrees 31 minutes 19 seconds, an arc distance of 250.89 feet and a chord that bears South 54 degrees 35 minutes 44 seconds East, 250.40 feet to the POINT OF BEGINNING and containing 1,163,531 square feet or 26.711 acres of land.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

TRACT 2:

BEING together with all rights, title and interest Grantor may have, if any, in and to that certain easement created in that certain Reciprocal Storm Drainage Easement Agreement dated September 8, 1995 by and between Industrial Developments International, Inc. and H/A Grapevine Joint

Venture, recorded in Volume 95177, Page 2690, Deed Records, Dallas County, Texas, Easement is described on Exhibit “C” of said document.

TRACT 3:

BEING together with all right, title and interest Grantor may have, if any, in and to those certain drainage easements created in that certain Amended and Restated Declaration of Protective Covenants, Agreements, Easements, Charges and Liens for DFW COMC6 Trade Center date April 10, 1997 and recorded in Volume 97075, Page 2581, Deed Records, Dallas County, Texas, as affected by Certificate Regarding Amended and Restated Declaration of Protective Covenants, Agreements, Easements, Charges and Liens for DFW Trade Center recorded in Volume 2000239, Page 4968, Deed Records, Dallas County, Texas.

SITE 2:

TRACT 1:

BEING a 8.326 acre tract of land located in the Cities of Grapevine and coppell, Texas, situated in the T.W. Cousy Survey, Abstract No. 317 and the B. B. B. & C. R. R. Company Survey, Abstract No. 1772, Dallas County, Texas, being ALL OF LOT 1, BLOCK 4 OF LOT 1, LOT 2 & TRACT A, BLOCK 4, D/FW TRADE CENTER, an addition to the Cities of Grapevine and Coppell, Dallas and Denton Counties, Texas as recorded in Volume 97167, Page 3012 of the Map Records of Dallas County, Texas (MRDCT) and Cabinet N, Slide 275 of the Plat Records of Denton County, Texas (PRDCT) and being that same tract of land

(Lot 1, Block 4) as described in Special Warranty Deed to Cabot Industrial Properties, L.P., recorded in Volume 99250, Page 3070 of the Deed Records of Dallas County, Texas

(DRDCT) and Volume 4495, Page 703 of the Deed Records of Denton County, Texas and being more particularly described as follows:

BEGINNING at a cut “X” set in concrete at the intersection of the Northeasterly line of Freeport Parkway (30’ R.O.W. at this point per Volume 96040, Page 2864, MRDCT), with the Northwesterly line of Patriot Drive (R.O.W. per Volume 97167, Page 3012, MRDCT and Cabinet N, Slide 275, PRDCT);

THENCE North 48 degrees 3 6 minutes 24 seconds West, along the Northeasterly line of said Freeport Parkway and the Southwesterly line of said Lot 1, Block 4, a distance of 357.97 feet to a 1/2 inch iron rod capped set at the most Westerly corner of said Lot 1, Block 4 said point lying in the Easterly line of a tract of land described in quitclaim deed to the City of Grapevine, Texas, recorded in Volume 88055, Page 811, Deed Records of Denton County, Texas;

THENCE departing the Northeasterly line of said Freeport Parkway, along the Northwesterly line of said Lot 1, Block 4 and the Easterly line of said City of Grapevine, Texas tract, as follows:

North 17 degrees 57 minutes 18 seconds East, a distance of 86.76 feet to a 1/2 inch iron rod capped set at the location of a 3/8 inch iron rod previously found (Now obliterated) at the point of curvature of a circular curve to the left, having a radius of 1677.50 feet;

Northeasterly, along said circular curve to the left, through a central angle of 03 degrees 40 minutes 05 seconds, an arc distance of 107.39 feet (Adjoiner Deed 107.35 feet) and having a chord that bears North 16 degrees 07 minutes 16 seconds East, 107,37 feet to a 1/2 inch iron rod capped set at the location of a 3/8 inch iron rod previously found (Now Obliterated); North 14 degrees 13 minutes 12 seconds East, non tangent to said curve, a distance of 555.61 feet to a l/2 inch iron rod capped set at the most Northerly corner of said Lot l, Block 4 and the most Westerly corner of Lot 2, Block 4 of said Lot 1, Lot 2 & Tract 4, Block 4, D/FW Trade Center;

THENCE South 48 degrees 56 minutes 22 seconds East, departing the Easterly line of said City of Grapevine, Texas tract, along the Northeasterly line of said Lot 1, Block 4 and the Southwesterly line of said Lot 2, Block 4, a distance of 702,31 feet to a cut “X” in concrete set in the Northwesterly line of said Patriot Drive at the most Easterly corner of said Lot 1, Block 4 and the most Southerly corner of said Lot 2, Block 4, said point lying in a circular curve to the right, having a radius point that bears North 56 degrees 00 minutes 06 seconds West, 770.00 feet;

THENCE along the Northwesterly line of said Patriot Drive and the Southeasterly line of said Lot 1, Block 4, as follows:

Southwesterly, along said circular curve to the right, through a central angle of 07 degrees 03 minutes 44 seconds an arc distance of 94.91 feet and having a chord that bears South 37 degrees 31 minutes 46 seconds West, 94.85 feet to a cut “X” in concrete set at the point tangency;

South 41 degrees 03 minutes 38 seconds West, a distance of 560.43 feet to a 1/2 inch iron rod capped set;

South 86 degrees 13 minutes 37 seconds West, a distance of 28.20 feet to the POINT OF BEGINNING and containing 362,690 square feet or 8.326 acres of land.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

SITE 3

BEING a 25-503 acre tract of land situated in the B.B.B. & C.R.R. Company Survey, Abstract No. 1772, the H. Turner Survey, Abstract No. 1796, the Peter Harmonson Survey, Abstract No. 1795, Dallas County, Texas and being situated in the H. Turner Survey, Abstract No, 1248 and the Peter Harmonson Survey, Abstract No. 530, Denton County, Texas, Cities of Grapevine and Coppell, Dallas and Denton Counties, Texas, being ALL OF LOT 2, BLOCK 4 OF LOT 1, LOT 2 & TRACT A, BLOCK 4, D/FW TRADE CENTER, an addition to the Cities of Grapevine and Coppell, Dallas and Denton Counties as recorded in Volume 97167, Page 3012 of the Map Records of Dallas County, Texas (MRDCT) and Cabinet N., Slide 275 of the Plat Records of Denton County, Texas (PRDCT) and being that same tract of land (Lot 2, Block 4) as described in Special Warranty Deed to Cabot Industrial Properties, L.P., recorded in Volume 99250, Page 3070 of the Deed Records of Dallas County, Texas (DRDCT) and Volume 4495, Page 703 of the Deed Records of Denton County, Texas and being more particularly described as follows:

BEGINNING at a cut “X” in concrete set in the Northwesterly line of Patriot Drive (60’ R.O.W., per Volume 97167, Page 3012, MRDCT and Cabinet N, Slide 275, PRDCT} at the most Southerly corner of said Lot 2, Block 4 and the most Easterly corner of Lot 1, Block 4 of said Lot l, Lot 2 & Tract A, Block 4, D/FW Trade Center;

THENCE North 48 degrees 56 minutes 22 seconds West, departing the Northwesterly line of said Patriot Drive, along the Southwesterly line of said Lot 2, Block 4 and the Northeasterly line of said Lot l, Block 4, a distance of 702.31 feet to a 1/2” iron rod capped set in the Easterly line of a tract of land described in quitclaim deed to the City of Grapevine, Texas, recorded in Volume 88055, Page 811, DRDCT;

THENCE along the Westerly and Northerly lines of said Lot 2, Block and the Easterly and Southerly lines of said City of Grapevine tract, as follows:

North 14 degrees 13 minutes 12 seconds East, a distance of 246.88 feet to a 3/8” iron rod found disturbed at the point of curvature of a circular curve to the right, having a radius of 22 0.00 feet;

Northeasterly, along said circular curve to the right, through a central angle of 25 degrees 12 minutes 33 seconds, an arc distance of 96.80 feet and having a chord that bears North 26 degrees 49 minutes 28 seconds East, 96,02 feet to a 1/2” iron rod capped set at the point of tangency,

North 39 degrees 25 minutes 45 seconds East, a distance of 617.50 feet {Adjoiner Deed 618.18 feet} to a l/2” iron rod capped set at the location of a 3/8” iron rod previously found (Now obliterated);

North 38 degrees 12 minutes 18 seconds East, a distance of 213.36 feet (Adjoiner Deed 213.52 feet) to a l/2n iron rod capped set at the location of a 3/8” iron rod found previously (Now obliterated); found at the point of curvature of a non-tangent circular curve to the right, having a radius point that bears South 52 degrees 10 minutes 21 seconds East, 19 8.01 feet;

Northeasterly, along said non-tangent circular curve to the right, through a central angle of 69 degrees 30 minutes 07 seconds, an arc distance of 240.19 feet (Adjoiner Deed 239.21 feet) and having a chord that bears North 72 degrees 34 minutes 42 seconds East, 225.74 feet to a 1/2” iron rod capped set at the location of a 3/8” iron rod previously found (Now obliterated);

South 73 degrees 17 minutes 41 seconds East, non-tangent to said curve, a distance of 153.23 feet (Adjoiner Deed 153.29 feet) to a 1/2” iron rod capped set at the location of a 3/8” iron rod previously found (Now obliterated) at the point of curvature of a circular curve to the right, having a radius of 360.00 feet;

Southeasterly, along said circular curve to the right, through a central angle of 26 degrees 44 minutes 52 degrees, an arc distance of 168.06 feet (Adjoiner Deed 167.90 feet) and having a chord that bears South 59 degrees 55 minutes 15 seconds East, 166.54 feet to a 1/2” iron rod capped set at the location of a 3/8” iron rod previously found (Now obliterated) at the point of tangency;

South 46 degrees 32 minutes 49 seconds East, a distance of 157.36 feet (Adjoiner Deed 157.85 feet) to a 1/2” iron rod capped set at the point of curvature of a circular curve to the left, having a radius of 500.00 feet, from which a 1/2” iron rod found bears North 62 degrees 30 minutes 04 seconds East, 10.93 feet;

Southeasterly, along said circular curve to the left, through a central angle of 02 degrees 23 minutes 33 seconds, an arc distance of 20.88 feet and having a chord that bears South 47 degrees 44 minutes 35 seconds East, 20.88 feet to a l/2” iron rod capped set at the location of a 3/8” iron rod previously found at the point of tangency, from which a 1/2” iron rod found bears North 62 degrees 59 minutes 49 seconds East, 10.85 feet;

South 48 degrees 56 minutes 22 seconds East, a distance of 222.29 feet to a 1/2” iron rod capped set at the most Easterly corner of said Lot 2, Block 4 and the most Northerly corner of Tract A, Block 4 of said Lot l, Lot 2 & Tract A, Block 4, D/FW Trade Center,

THENCE South 41 degrees 03 minutes 38 seconds West, departing the Southerly line of said City of Grapevine tract, along the Southeasterly line of said Lot 2, Block 4 and the Northwesterly line of said Tract A, Block 4, at a distance of 21.43 feet passing a 1/2” iron rod capped set at the most Westerly corner of said Tract A, Block 4, said point being an angle point in the Northerly line of said Patriot Drive, continuing along the Southeasterly line of said Lot 2, Block 4 and the Northwesterly line of said Patriot Drive, a total distance of 1121.86 feet to a l/2” iron capped set at the point of curvature of a circular curve to the left, having a radius of 830.00 feet;

THENCE Southwesterly, continuing along the Northwesterly line of said Patriot Drive and said circular curve to the left, through a central angle of 14 degrees 02 minutes 10 seconds, an arc distance of 203.33 feet and having a chord that bears South 34 degrees 02 minutes 33 seconds West, 202.82 feet to a 1/2” iron rod capped set at the point of tangency;

THENCE South 27 degrees 01 minutes 28 seconds West, continuing along the Northwesterly line of said Patriot Drive, a distance of 9.06 feet to a 1/2” iron rod capped set at the point of curvature of a circular curve to the right, having a radius of 770.00 feet ;

THENCE Southwesterly, continuing along the Northwesterly line of said Patriot Drive and said circular curve to the right, through a central angle of 06 degrees 58 minutes 27 seconds, and arc distance of 93-73 feet and having a chord that bears South 30 degrees 30 minutes 41 seconds West, 93.67 feet to the POINT OF BEGINNING and containing 1,110,907 square feet or 25.503 acres of land.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

SITE 4

BEING a tract of land situated in the Henry Reid Survey, Abstract No. 1197, Dallas County, Texas, and being all of LOT 2, BLOCK 1, NORTHEAST BUSINESS PARK NO. 6, an Addition to the City of Garland, Dallas County, Texas as recorded in Volume 80168, Page 1743 of the Deed Records of Dallas County, Texas (D.R.D.C.T.), and being all of that tract of land identified as ID# 2006-2007 of Exhibit A in Deed to CW Industrial Venture A Texas, L.P. as recorded in Volume 2003131, Page 239, Deed Records Dallas County, Texas, and being more particularly described as follows:

COMMENCING at a 5/8-inch iron rod found for the intersection of the South right-of-way line of Wood Drive (60 feet wide} with the West right-of-way line of Market Street (50 feet wide), said point of intersection being on a circular curve to the right having a radius of 456.66 feet and whose back tangent bears North 14 degrees 42 minutes 51 seconds West;

THENCE Southeasterly and Southerly, along said curve and said West right-of-way line of Market Street, through a central angle of 14 degrees 51 minutes 42 seconds, a chord distance of 118.12 feet, and an arc distance of 118.45 feet to the point of tangency of said curve;

THENCE South 00 degrees 08 minutes 51 seconds West, continuing along said West right-of-way line, a distance of 260.60 feet to a 1/2-inch iron rod with yellow plastic cap stamped “HALFF ASSOC. INC.” (hereafter referred to as “with cap”) found for the POINT OF BEGINNING, said point being the common Northeast corner of said Lot 2 and Southeast corner of Lot 1, Block 1, Northeast Business Park No. 6, an Addition to the City of Garland, Texas as recorded in Volume 80168, Page 1786, Deed Records, Dallas County, Texas;

THENCE South 00 degrees 08 minutes 51 seconds West, continuing along said West right-of-way line and along the East line of said Lot 2, a distance of 478.00 feet to a 1/2-inch iron rod found for the common Southeast corner of said Lot 2 and Northeast corner of Lot 1, Block 1, Northeast Business Park No. 12, an Addition to the City of Garland, Texas as recorded in Volume 85128, Page 2964, Deed Records, Dallas County, Texas;

THENCE North 89 degrees 51 minutes 09 seconds West, departing said West right-of-way line and said East line and along the common line between said Lot 2 and said Lot 1 of Northeast Business Park No. 12, a distance of 597.78 feet to a l/2-inch iron rod with cap found for the common Southwest corner of said Lot 2 and Northwest corner of said Lot 1 of Northeast Business Park No.

12, said point being in the East line of Kingsley Road Industrial District No. 2, an Addition to the City of Garland, Texas as recorded in Volume 783, Page 1554, Deed Records, Dallas County, Texas;

THENCE North 16 degrees 51 minutes 32 seconds East, departing said common line and along the common line between said Lot 2 and said Kingsley Road Industrial District No. 2, a distance of 370.58 feet to a l/2-inch iron rod with cap found for corner;

THENCE North 29 degrees 50 minutes 56 seconds East, continuing along said common line, a distance of 141.69 feet to an “X” cut in concrete found for the common Northwest corner of said Lot 2 and Southwest corner of the aforementioned Lot l of Northeast Business Park No, 6;

THENCE South 69 degrees 51 minutes 09 seconds East, departing said common line and along the common line between said Lot 2 and said Lot 1 of Northeast Business Park No. 6, a distance of 421.02 feet to the POINT OF BEGINNING and CONTAINING 249,394 square feet or 5.725 acres of land, more or less.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

SITE 5

BEING a tract of land situated in the Solomon Dixon Survey, Abstract No. 4 08, Dallas County, Texas, and being all of LOT 1, BLOCK B/8048 OF PERIMETER BUSINESS PARK, THIRD INSTALLMENT, an Addition to the City of Dallas, Texas, as recorded in Volume 74150, Page 758, Deed Records, Dallas County, Texas (D.R.D.C.T.), and being all of that tract of land identified as ID# 2012 of Exhibit A in Deed to CW Industrial Venture A Texas, L.P. as recorded in Volume 2003131, Page 239, Deed Records, Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a l/2-inch iron rod found for the intersection of the East right-of-way line of Shiloh Road (no feet wide) and the North right-of-way line of International Parkway (60 feet wide), said point also being the Southwest corner of said Lot 1;

THENCE North 00 degrees 22 minutes 00 seconds East, along said East right-of-way line, same being the West line of said Lot 1, a distance of 414.54 feet to a 1/2-inch iron rod with cap stamped “HALFF ASSOC. INC.” found for the common Northwest corner of said Lot 1 and Southwest corner of that tract of land in Deed to Knickerbocker Properties, Inc. XII as recorded in Volume 96042, Page 3809, Deed Records, Dallas County, Texas;

THENCE South 89 degrees 3 8 minutes 00 seconds East, departing said East right-of-way line and said West line and along the common line between said Lot 1 and said Knickerbocker tract and generally along a fence, a distance of 639.88 feet to a 1/2-inch iron rod found for the common Northeast corner of said Lot l and Northwest corner of that tract of land described in Deed to Outdoor Cap Co., Inc. as recorded in Volume 94117, Page 3390, Deed Records, Dallas County, Texas;

THENCE South 00 degrees 22 minutes 00 seconds West, departing said common line and said fence line and along the common line between said Lot l and said Outdoor Cap Co. tract, a distance of 419.30 feet to a 1/2-inch iron rod found for the common Southeast corner of said Lot l and Southwest corner of said Outdoor Cap Co. tract, said point being in the aforeinentioned North right-of-way line of International Parkway,

THENCE North 8 9 degrees 13 minutes 00 seconds West, departing said common line and along said North right-of-way line of International Parkway, a distance of 63 9.90 feet to the POINT OF BEGINNING and CONTAINING 266,813 square feet or 6.125 acres of land, more or less.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

SITE 6

BEING a tract of land situated in the Solomon Dixon Survey, Abstract No. 408, and being a part of LOT 1, BLOCK D/8048, PERIMETER BUSINESS PARK, FOURTH INSTALLMENT, an Addition to the City of Dallas, Texas as recorded in Volume 74096, Page 1923, Deed Records, Dallas County, Texas (D.R.D.C.T,), and being all of that tract of land identified as ID# 2013-2014 of Exhibit A in Deed to CW Industrial Venture A Texas, L.P. as recorded in Volume 2003131, Page 239, D.R.D.C.T., and being more particularly described as follows:

COMMENCING at a l/2-inch iron rod found for the intersection of the East right-of-way line of Shiloh Road (no feet wide) and the North right-of-way line of Perimeter Drive (60 feet wide), said point also being the Southwest corner of Perimeter Business Park, Seventh Installment, Lot 1A, Block D/8048 as recorded in Volume 99139, Page 2367, D.R.D.C.T.;

THENCE South 89 degrees 38 minutes 00 seconds East, along said North right-of-way line, a distance of 290.22 feet to a l/2-inch iron rod found for the POINT OF BEGINNING, said point being the common Southeast corner of said Lot 1A and Southwest corner of said CW Industrial Venture A Texas tract;

THENCE North 00 degrees 22 minutes 00 seconds East, departing said North right-of-way line and along the common line between said Lot 1A and said CW Industrial Venture A Texas tract, a distance of 349.85 feet to a l/2-inch iron rod with cap stamped “HALFF ASSOC. INC.” (hereafter referred to as “with cap”) found for the common Northeast corner of said Lot 1A and Northwest corner of said CW Industrial Venture A Texas tract,

THENCE South 89 degrees 42 minutes 22 seconds East, along the North line of said CW Industrial Venture A Texas tract, same being the North line of the aforementioned Lot 1, Block D/8048, a distance of 434.37 feet to a l/2-inch iron rod with cap found for the Northeast corner of said Lot 1, said point being on the West line of Sport City Toyota, an Addition to the City of Dallas as recorded in Volume 85253, Page 2498, D.R.D.C.T.;

THENCE South 00 degrees 45 minutes 14 seconds West, departing said North line and along the common line between said Lot 1 and said Sport City Toyota Addition, a distance of 350.42 feet to a l/2-inch iron rod found for the Southeast corner of said Lot 1, said point also being on the aforementioned North right-of-way line of Perimeter Drive;

THENCE North 89 degrees 38 minutes 00 seconds West, departing said common line and along said North right-of-way line, a distance of 432.00 feet to the POINT OF BEGINNING and CONTAINING 151,673 square feet or 3.4819 acres of land, more or less.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

SITE 7

TRACT 1:

BEING a 2.3874 acre (103,995.0 square feet) tract of land being out of and a part of Block One of the Wynnwood Park Addition as recorded in Volume 129, Page 69 of the Harris County Map Records, in the John Reinerman Survey, Abstract 642 in Houston, Harris County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING at the intersection of the South line of said Block One and the Northeasterly right-of-way line of Hempstead Highway (Old U.S. Highway 290), 100 foot Right-of-way;

THENCE South 89 degrees 26 minutes 00 seconds East, along the South line of Block One and along the center line of a Missouri Kansas and Texas Railroad centered in a 17.00 foot wide railroad easement as per Volume 1941, Page 453 of the Harris County Deed Records, a distance of 402.75 feet to a 5/8 inch iron rod found for the Southwest corner and the POINT OF BEGINNING of the herein described tract of land;

THENCE North 00 degrees 34 minutes 00 seconds East, along the West line of said tract, at 8.50 feet passing the North line of the aforementioned railroad easement and at 221.10 feet passing a 10.00 foot wide building setback line, continuing for a total distance of 231.10 feet to a found 5/8 inch iron rod for the Northwest corner in the South line Wynnewood Lane (60 foot right-of-way) and the North line of Block one;

THENCE South 89 degrees 26 minutes 00 seconds East, along the North lines of Block One and of said 10.00 foot wide building setback line also being the South line of wynnewood Lane (60 foot right-of-way) for a total distance of 450.00 feet to a found one inch iron rod for Northeast corner,

THENCE South 00 degrees 34 minutes 00 seconds West, along the East line of said tract, at 10.00 feet passing the aforementioned 10.00 foot wide building setback line and at 222.60 feet passing the North line of the said 17.00 foot wide railroad easement, continuing for a total distance of 231.10 feet to a 5/8 inch iron rod found for the Southeast corner of the herein described tract of land and located on the South line of Block One and center of the aforementioned railroad easement;

THENCE North 89 degrees 26 minutes 00 seconds West along the South line of Block One and with the center line of said railroad easement for a distance of 450.00 feet to the POINT OF BEGINNING and containing 2.3874 acres (103,995.0 square feet) of land, more or less.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

TRACT 2:

Being a 2.0661 acres (90,000.0 square feet) tract of land being out of and a part of Block One of the Wynnewood Park Addition as recorded per plat in Volume 129, Page 69 of the Harris County Map Records, in the John Reinerman Survey, Abstract 642, in Houston, Harris County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a found 5/8 inch iron rod located in the North line of Wynnewood Drive (60 foot right-of-way), located at its intersection with a Northerly projection of the East line of Fawnhope Drive (60 foot right-of-way);

THENCE North 00 degrees 34 minutes 00 seconds East, a distance of 180.00 feet to a found 5/8 inch iron rod for corner, said corner being on the South line of a 40.00 foot wide Houston Lighting and Power Company easement;

THENCE South 89 degrees 26 minutes 00 seconds East, a distance of 500.00 feet along the South line of the aforementioned Houston Lighting and Power Company easement to a found 5/8 inch iron rod at the Northeast corner of the herein described tract of land;

THENCE South 00 degrees 34 minutes 00 seconds West, a distance of 180.00 feet to a found 3/4 inch iron rod in the North line of said Wynnepark Drive;

THENCE North 89 degrees 26 minutes 00 seconds West, a distance of 500.00 feet along the North line of said Wynnepark Drive to the POINT OF BEGINNING and 2.0661 acres (90,000.0 square feet) of land, more or less.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

SITE 8:

All that certain 4.0862 acres of land out of Unrestricted Reserve “P”, Corporate Business Park, according to the plat thereof recorded in Volume 23, Page 5, Fort Bend County Map Records, and Unrestricted Reserve “B”, Corporate Business Park, according to the replat thereof recorded in Volume 22, Page 9, Fort Bend County Map Records, Stafford, Fort Bend County, Texas, and being more particularly described by METES AND BOUNDS as follows:

BEGINNING at a found 5/8 inch iron rod with cap marking the intersection of the East right-of-way line of Executive Drive (60; wide) with the North line of said Unrestricted Reserve “F”);

THENCE South 89 degrees 44 minutes 27 seconds East, 251.57 feet, with said North line, to a found 5/8 inch iron rod for corner;

THENCE South 00 degrees 04 minutes 44 seconds West, 709.20 feet, with the West line of a called 9.1354 acre tract described in deed dated September 30, 1994, from Exchange Business Center, Inc. to Corporate Exchange Limited Partnership filed in the official Public Records of Real Property of Fort Bend County, Texas at Clerk’s File No. 9466510, to a found “X” in concrete for corner;

THENCE South 89 degrees 59 minutes 24 seconds West, 249.97 feet, with the North line of a called 2.08333 acre tract described in a deed dated May 1, 1980 from Vantage Properties, Inc. to Corporate Center F-80 Investment Venture filed in the Official Public Records of Real Property of Fort Bend County, Texas at Clerk File No. 8667468, to a found 5/8 inch iron rod for corner;

THENCE North 00 degrees 03 minutes 00 seconds West, 710.38 feet to the POINT OF BEGINNING of the herein described tract and containing 4.0862 acres (177,993 square feet) of land, more or less.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

SITE 9

Description of a 16.0001 acre (696,955 square feet) tract of land out of Reserve “B” of Greenbriar Southwest, Section Three, as recorded in Volume 22, Page 33 of the City of Fort Bend County Plat Records in the Thomas J. Nichols Survey, Abstract No. 296, Fort Bend County, Texas and being more fully described as follows:

BEGINNING at a 5/8 inch iron rod found for the Northeast corner of said Reserve “B” of Greenbriar Southwest, Section Three, the Northwest corner of Commercial/industrial Reserve “A” of Greenbriar Southwest Section Four, and being a point in the South right-of-way line of Bluebonnet Drive (60 feet wide);

THENCE, South 00 degrees 09 minutes 12 seconds East, along the common line between Section Three and Section Four, a distance of 1040.66 feet to a 5/8 inch iron rod found for the Southeast corner of the herein described tract in the North right-of-way line of Greenbriar Drive (65 feet wide);

THENCE, South 89 degrees 56 minutes 55 seconds West, along the North right-of-way line of Greenbriar Drive, a distance of 660.17 feet to a cut-back corner from which a 5/8 inch iron rod found bears North 82 deg. 57 min. 26 sec. West, a distance of 1.38 feet;

THENCE, North 45 degrees 06 minutes 09 seconds West, a distance of 14.15 feet to a cut-back corner from which a found 5/8 inch iron rod bears North 79 degrees 20 minutes 26 seconds West, a distance of 1.55 feet;

THENCE, North 00 degrees 09 minutes 12 seconds West, a distance of 1029.47 feet to a 5/8 inch iron rod found for the Northwest corner of the herein tract, in the South right-of-way line of Bluebonnet Drive;

THENCE, North 89 degrees 50 minutes 48 seconds East, along the South right-of-way line of Bluebonnet Drive, a distance of 670.17 feet to the POINT OF BEGINNING and CONTAINING 16.001 acres of land (696,965 square feet) more or less.

NOTE: COMPANY DOES NOT REPRESENT THAT THB ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

SITE 10

TRACT 1:

BEING a 22.007 acre tract of land situated in the T.W. Cousy Survey, Abstract No. 317 and the John E. Holland Survey, Abstract No. 614, city of Grapevine, Dallas County, Texas and being ALL OP LOT 2, BLOCK 1 OF LOT 2, AND BLOCK 1 AND LOT 1, BLOCK 2, D/FW TRADE CENTER, an addition to the City of Grapevine, Dallas County, Texas as recorded in Volume 96149, Page 1765 of the Map Records of Dallas County, Texas (MRDCT), being the same tract of land (Tract II) as described in Special Warranty Deed in Industrial Properties Holding, L.P.

recorded in Volume 97250, Page 4555 of the Deed Records of Dallas County, Texas (DRDCT) and being more particularly described as follows:

BEGINNING at a cut “X” in concrete set in the Southwesterly line of Freeport Parkway (80’ R.O.W., Volume 96040, Page 2864, MRDCT) at the most Easterly corner of said Lot 2, Block 1 and the most Northerly corner of Lot l, Block l, D/FW Trade Center, an addition to the City of Grapevine, Dallas County, Texas, as recorded in Volume 95250, Page 3681, MRDCT;

THENCE S 41 degrees 23 minutes 3 6 seconds W, departing the Southwesterly line of Freeport Parkway, along the Southeasterly line of said Lot 2 Block 1 and the Northwesterly line of said Lot 1, Block 1, at 1481.70 feet passing a 1/2 inch iron rod set, continuing a total distance of 1520.93 feet to a point in a creek channel at the most Southerly corner of said Lot 2, Block 1 and the most westerly corner of said Lot 1, Block 1, said point lying in the Northeasterly line of a tract of land (Parcel 4, Exhibit D) as described in deed to Hunt Building Corporation, recorded in Volume 13 080, Page 246 & 13270, Page 43 DRDCT;

THENCE along said creek channel, the Southwesterly line of said Lot 2, Block l and the Northeasterly line of said Hunt Building Corporation Parcel 4, as follows:

N 31 degrees 32 minutes 13 seconds w, a distance of 430.35 feet to a point;

N 19 degrees 06 minutes 34 seconds w, a distance of 315.30 feet to a 1/2 inch iron rod set at the most Southerly corner of the existing platted terminus of Corporate Drive (60’ R.O.W., per Volume 96149, Page 1765) and the most Westerly corner of said Lot 2, Block 1;

THENCE North 41 degrees 23 minutes 3 6 seconds East, departing said creek channel and the Northeasterly line of said Hunt Building Corporation Parcel 4, along the Southeasterly line of said Corporate Drive and the Northwesterly line of said Lot 2, Block 1, at 45.61 feet passing a 1/2 inch iron rod set, continuing a total distance of 1198.88 feet to a 1/2 inch iron rod capped set;

THENCE North 84 degrees 01 minutes 33 seconds E, continuing along the Southeasterly line of said Corporate Drive and a Northerly line of said Lot 2, Block 1, a distance of 29.43 feet to a cut “X” in concrete set previously in the Southwesterly line of said Freeport Parkway, from which a cut “X” in concrete found bears S 02 degrees 46 minutes W, 0.06 feet;

THENCE along the Southwesterly line of said Freeport Parkway and the Northeasterly line of said Lot 2, Block as follows:

S 53 degrees 20 minutes 30 seconds E, a distance of 178,85 feet to the original 1/2 inch iron rod set at the point of curvature of circular curve to the right, from which a 1/2 inch iron found bears S 30 degrees 34 minutes W, 0.13 feet;

Southeasterly, along said circular curve to the right, having a radius of 1160.00 feet, a central angle of 04 degrees 44 minutes 06 seconds, and arc distance of 95.86 feet and a chord that bears S 50 degrees 58 minutes 27 seconds E, 95.83 feet to the original 1/2 inch iron rod set at the point of tangency, from which a 1/2 inch iron rod found bears N 54 degrees 58 minutes W, 0.07 feet;

S 48 degrees 36 minutes 24 seconds B, a distance of 392.08 feet to the POINT OF BEGINNING and containing 958,615 square feet or 22.007 acres of land.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

TRACT 2:

BEING together with all right, title and interest Grantor may have, if any, in and to that certain easement created in that certain Reciprocal Storm Drainage Easement Agreement dated September 8, 1995 by and between Industrial Developments International, Inc. and H/A Grapevine Joint Venture, recorded in Volume 95177, Page 2690, Deed Records, Dallas County, Texas, Easement is described on Exhibit “C” of said document.

TRACT 3:

Together with all right, title and interest Grantor may have, if any, in and to those certain drainage easements created in that certain Amended and Restated Declaration of Protective Covenants, Agreement, Easements, charges and Liens for DFW Trade Center date April 10, 1997 and recorded in Volume 97075, Page 2581, Deed Records, Dallas County, Texas, as affected by Certificate Regarding Amended and Restated Declaration of Protective Covenants, Agreements, Easements, Charges and Liens for DFW Trade Center recorded in Volume 200023 9, Page 4988, Deed Records, Dallas County, Texas;

SITE 11

TRACT 1:

BEING a 11.815 acre tract of land situated in the T.W. Cousy Survey, Abstract No. 317, City of Grapevine, Dallas County, Texas and being ALL OF LOT 1, BLOCK 2 OF LOT 2,BLOCK 1 AND LOT 1, BLOCK 2, d/fw TRADE CENTER, an addition to the City of Grapevine, Dallas County, Texas as recorded in volume 96149, Page 176S of the Map Records of Dallas County, Texas (MRDCT), being that same L.P., recorded in Volume 97250, Page 4555 of the Deed Records of Dallas County, Texas (DRDCT} and being more particularly described as follows:

BEGINNING at the original 1/2 inch iron rod set at the intersection of the Northwesterly line of Corporate Drive {variable width R.O.w. at this point, Per Volume 96149, Page 1765, MRDCT), with the Southwesterly line of Freeport Parkway (80’ R.O.W., Per Volume 96040, Page 2864, MRDCT), from which a 1/2 inch iron rod found bears North 86 degrees 18 minutes West, 0.11 feet;

THENCE S 05 degrees 35 minutes 24 seconds E, continuing along the Northwesterly line of said Freeport Parkway, along the Northwesterly line of said Corporate Drive and the Southeasterly line of said Lot 1, Block 2, a distance of 27.29 feet to a cut “X” in concrete set at a angle point in the Northwesterly line of said Corporate Drive (60’ R.O.W. at this point);

THENCE S 41 degrees 23 minutes 36 seconds W, continuing along the Northwesterly line of said Corporate Drive and the Southeasterly line of said Lot 1, Block 2, at 1104.73 feet passing a cut “X” in concrete set, continuing a total distance of 1151.19 feet to a cut “X” in concrete set at the Southeasterly corner of the existing platted terminus of said Corporate drive and the most Southerly corner of said Lot 1, Block 2, said point lying in the Northeasterly line of a tract of land (Parcel 4, Exhibit “D”) as described in deed to Hunt Building Corporation, recorded in Volume 13 080, Page 246 & Volume 13270, Page 43, DRTCT;

THENCE N 12 degrees 25 minutes 03 seconds W, along a creek channel, the Southwesterly line of said Lot l, Block 2 and the Northeasterly line of said Hunt Building Corporation Parcel 4, a distance of 574.91 feet to a point in said Hunt Building Corporation Parcel 4, said point lying in the easterly line if a tract of land as described in quitclaim deed to the City of Grapevine, Texas, recorded in Volume 8 8055, Page 811, DRDCT, from which a 3/8 inch iron rod found bears S 45 dgs 26 minutes 10 seconds W, 1461,69 feet;

THENCE along the Northwesterly line of said Lot l, Block 2 and the Easterly line of said City of Grapevine tract, as follows:

N 45 degrees 26 minutes 10 seconds E, at a distance of 44.29 feet passing a 1/2 inch iron rod set, continuing a total distance of 68.42 feet to a 1/2 inch iron rod set at the location of 3/8 inch iron rod found previously (Now obliterated) at the point of curvature of a circular curve to the left, having a radius of 790.00 feet;

Northeasterly, along said circular curve to the left, through a central angle of 27 degrees 28 minutes 52 seconds, and arc distance of 378.91 feet and having a chord that bears N 31 degrees 41 minutes 44 seconds E, 375,29 feet to a l/2 inch iron rod set at the location of 3/8 inch iron rod found previously {Now obliterated) at the point of tangency;

N 17 degrees 57 minutes 18 seconds E, a distance of 317.70 feet to a l/2 inch iron rod capped set in the line common to the Cities of Grapevine and Coppell, said point being that most Northerly Northwest corner of said Lot 1, Block 2, from which a 1/2 inch iron rod found bears S 12 degrees 32 minutes W, 0.32 feet;

THENCE S 89 degrees 48 minutes 09 seconds E, departing the easterly line of said City of Grapevine tract, along a line common, to the Northerly line of said Lot l, Block 2 and said line common to the Cities of Grapevine and Coppell, a distance of 61.3 9 feet to a 1/2 inch iron rod capped set in the Southerly line of said Freeport Parkway, said point lying in a circular curve to the left having a radius point that bears N 27 degrees 26 minutes 35 seconds E, 70.00 feet;

THENCE Southeasterly, departing the said line common to the Cities of Grapevine and Coppell, along the Southerly line of said Freeport Parkway and the Northerly line of said Lot 1, Block 2, along said circular curve to the left, through a central angle of 54 degrees 29 minutes 28 seconds, an arc distance of 56.57 feet and having a chord that bears S 89 degrees 48 minutes 09 seconds E, 64.09 feet to a cut “X” in concrete set in the said line common to the Cities of Grapevine and Coppell;

THENCE S 89 degrees 48 minutes 09 seconds E, departing the southwesterly line of said Freeport Parkway, along the Northerly line of said Lot 1, Block 2 and said line common to the Cities of Grapevine and Coppell, a distance of 23.87 feet to a 1/2 inch iron rod capped set in the Southwesterly line of said Freeport Parkway;

THENCE departing the said line common to the cities of Grapevine and Coppell, along the Southwesterly line of said Freeport Parkway and the Northeasterly line of said Lot 1, Block 2, as follows:

S 48 degrees 36 minutes 24 seconds E, a distance of 440.61 feet to a 1/2 inch iron rod capped set at the point of curvature of a circular curve to the left, having a radius of 1240.00 feet;

Southeasterly, along said circular to the left, through a central angle of 03 degrees 3 0 minutes 19 seconds, and arc distance of 75.86 feet and having a chord that bears S 50 degrees 21 minutes 33 seconds E, 75.85 feet to the POINT OF BEGINNING and containing 514,693 square feet or 11.815 acres or land.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

TRACT 2:

BEING together with all right, title and interest Grantor may have, if any, in and to that certain easement created in that certain Reciprocal Storm Drainage Easement Agreement dated September 8, 1995 by and between industrial Developments International, Inc. and H/A Grapevine Joint Venture, recorded in Volume 95177, Page 2690, Deed Records, Dallas county, Texas, Easement is described on Exhibit “C” of said document.

TRACT 3:

BEING together with all right, title and interest Grantor may have, if any, in and to those certain drainage easements created in that certain Amended and Restate Declaration of Protective Covenants, Agreements, Easement, Charges and Liens for DFW Trade Center dated April 10, 1997 and recorded in Volume 97075, Page 2581, Deed Records, Dallas County, Texas, as affected by Certificate Regarding Amended and Restated Declaration of Protective Covenants, Agreements, Easements, Charges and Liens for DFW Trade Center recorded in Volume 2000230, Page 4983, Deed Records, Dallas County, Texas.

SITE 12

SITE 1, BLOCK 2, FOURTH INSTALLMENT, INDUSTRIAL COMMUNITY NO. 5, GREAT SOUTHWEST INDUSTRIAL DISTRICT, an Addition to the City of Grand Prairie, Tarrant County, Texas, according to plat recorded in Volume 388-140, Page 65, Deed Records of Tarrant County, Texas.

SITE 13

SITE 10-R-2, BLOCK 1, PARCEL 1, THIRD INSTALLMENT, INDUSTRIAL COMMUNITY NO. 5, GREAT SOUTHWEST INDUSTRIAL DISTRICT, an Addition to the City of Grand Prairie, Tarrant County, Texas, according to plat recorded in Volume 388-140, Page 65, Deed Records of Tarrant County, Texas.

SITE 14

LOTS l, 2 AND 3, WESTFORK CENTER, an Addition to the City of Grand Prairie, Tarrant County, Texas, according to plat recorded in Volume 388-180, Page 67, Deed Records of Tarrant County, Texas.

SITE 15

BEING a tract of land situated in the Henry Reid Survey, Abstract No. 1197, Dallas County, Texas, and being all of LOT 1, BLOCK 1, NORTHEAST BUSINESS PARK NO. 12, an Addition to the City of Garland, Texas as recorded in Volume 85128, Page 2964 of the Deed Records of Dallas County, Texas (D.R.D.C.T.), and being all of that tract of land described as Tract l in Deed to CW Industrial Venture B Texas, L.P. as recorded in Volume 2003131, Page 356, Deed Records, Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a l/2-inch iron rod found for the common Northeast corner of said Lot 1 and Southeast corner of Lot 2 of Block l of Northeast Business Park No. 5, an Addition to the City of Garland as recorded in Volume 80168, Page 1743, Deed Records, Dallas County, Texas, said point also being in the West right-of-way line of Market Street (50 foot right-of-way);

THENCE South 00 degrees 08 minutes 51 seconds West, along said West right-of-way line and East line of said Lot 1, a distance of 852.33 feet to a crow’s foot cut in concrete found for the Southeast corner of said Lot 1;

THENCE North 89 degrees 51 minutes 09 seconds West, departing said West right-of-way line and said East line and along the South line of said Lot l, a distance of 801.34 feet to a l/2-inch iron rod with cap stamped “HALFF ASSOC. INC.” (hereafter referred to as “with cap”) found for the Southwest corner of said Lot 1, said point being in the East line of Kingsley Road Industrial District No. 2, an Addition to the City of Garland as recorded in Volume 783, Page 1554, Deed Records, Dallas County, Texas;

THENCE North 00 degrees 09 minutes 55 seconds East, along the common line between said Lot l and said Kingsley Road Industrial District No. 2, a distance of 174.49 feet to a l/2-inch iron rod found for corner;

THENCE North 16 degrees 51 minutes 32 seconds East, continuing along said common line, a distance of 707.74 feet to a l/2-inch iron rod with cap found for the common Northwest corner of said Lot 1 and Southwest corner of the aforementioned Lot 2;

THENCE South 89 degrees 51 minutes 09 seconds East, departing said common line and along the common line between said Lots 1 and 2, a distance of 597.78 feet to the POINT OF BEGINNING and CONTAINING 613,992 square feet or 14.0953 acres of land, more or less.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

SITE 16

BEING a tract of land situated in the ENOCH DYE SURVEY, Abstract No. 401 and being a portion of City Block No. A/7471 of the CASA LINDA INDUSTRIAL DISTRICT, an Addition to the City of Dallas as recorded in Volume 26, Page 93 of the Map Records of Dallas County, Texas (MRDCT) and being a tract of land conveyed to G.D.A.F. ASSOCIATES as recorded in Volume 94150, Page 02336 of the Deed Records of Dallas County, Texas (DRDCT) and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod set at the intersection of the Westerly right-of-way line of Shiloh Road (variable width right-of-way) and the Northerly right-of-way line of Santa Anna Avenue (60 foot right-of-way);

THENCE departing the Westerly right-of-way line of said Shiloh Road and along the Northerly right-of-way line of said Santa Anna Avenue South 89 degrees 53 minutes 00 seconds West a distance of 692.00 feet to a capped 1/2 inch iron rod found for corner;

THENCE departing the Northerly right-of-way line of Santa Anna Avenue North 00 degrees 07 minutes 00 seconds West a distance of 342.99 feet to a l/2 inch iron rod found for corner;

THENCE North 81 degrees 58 minutes 00 seconds West a distance of 49.48 feet to a  1/2 inch iron rod set with a red plastic cap stamped “W.A.I.” for corner in the Southerly right-of-way line of the Atchison, Topeka & Santa Pe Railway Company (20 foot right-of-way);

THENCE along the Southerly right-of-way line of said Railroad North 89 degrees 53 minutes 00 seconds East a distance of 745-43 feet to a 1/2 inch iron rod found for. corner in the Westerly right-of-way line of said Shiloh Road;

THENCE departing the Southerly right-of-way line of said Railroad and along the Westerly right-of-way line of said Shiloh Road South 00 degrees 36 minutes 40 seconds West a distance of 350.03 feet to the POINT OF BEGINNING;

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

SITE 17

All that certain B.5571 acres out of the James Wharton Survey, A-871, Harris County, Texas, and being out of that certain 32.559 acre tract as described in deed dated April 15, 1946 from J.G. Miller and wife, to Edmund L. Lorehn and Thomas H. Shartle filed at Volume 1441, Page 308 of the Harris County Deed Records and being more particularly described by METES AND BOUNDS as follows:

COMMENCING at a point marking the Southwest corner of that certain 16.840 acre tract as described in a deed dated January 5, 1970 from Museum of Fine Arts of Houston to Warehouse Leasing Corporation filed in Volume 7883, Page 76 of the Harris County Deed Records;

THENCE, South 88 degrees 28 minutes 00 seconds East, 970.66 feet to a found “X” in concrete marking the POINT OF BEGINNING of the herein described tract;

THENCE, North 00 degrees 23 minutes 01 seconds East, 370.65 feet, with the East line of that certain 8.25 acre tract as described in a deed dated October 18, 1976 from Crow-Shutt No. 9 to Robert T. Crow, et al filed in the Official Public Records of Real Property of Harris County, Texas at clerk’s File No. E955008, Film Code No. 153-04-23 86, to a found 5/8 inch iron rod for corner;

THENCE, South 88 degrees 23 minutes 57 seconds East, 1007.30 feet, with the South line of Westview Terrace, according to the plat thereof filed at Volume 27, Page 17 of the Harris County Map Records, to a found 5/8 inch iron rod for corner;

THENCE, South 01 degrees 10 minutes 44 seconds West, 140.84 feet, with the East line of that certain called 8.590 acre tract as described in deeds dated December 30, 1975 and January 30, 1975 from Robert E. Glaze, et al Trustee to Crow Shutt No. 15 filed in the Official Public Records of Real Property of Harris County, Texas at Clerk’s File NOS. E679027 and E387569 and Film Code No. 135-14-0922 and 117-17-2232, to a found 1/2 inch iron rod for an angle point;

THENCE, South 01 degrees 03 minutes 39 seconds East, 185.39 feet, continuing with the East line of said called 8.590 acre tract, to a found 5/8 inch iron rod for an angle point;

THENCE, South 00 degrees 50 minutes 16 seconds East, 43.19 feet, continuing with the East line of said called 8.590 acre tract, to a found l/2 inch iron rod for corner;

THENCE, North 88 degrees 28 minutes 00 seconds West, 1010.92 feet, with the South line of said called 8.590 acre tract, to the POINT OP BEGINNING and containing 8.5571 acres (372,748 square feet) of land, more or less.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

SITE 18

All that certain 11.20 acres of land, being comprised of the 1.7985 acre tract and the 6.7641 acre tract described in the deed from Sugar I and Properties, Inc. to Hines Industrial, Ltd., recorded under Volume 972, Page 568, in the Deed Records of Fort Bend County, Texas and the 2.6380 acre tract described in the deed from Sugar I and Properties, Inc. to Hines Industrial, Ltd. recorded under Volume 1121, Page 348 in the Deed Records of Fort Bend County, Texas, in the Brown & Be I knap League, A-15, Fort Bend County, Texas, and being more particularly described by metes and bounds as follows: (All bearings based on the record bearing of North 88 deg. 26 min. 49 sec. East along the North line of the 150.00 acre tract recorded under Volume 724, Page 876, in the Deed Records of Fort Bend county, Texas)

COMMENCING at the intersection of the centerline of Corporate Drive (100’ R.O.W.) with the centerline of Julie Rivers Drive (801 R.O.W.) according to the Street Dedication Plat recorded under Volume 26, Page 11, in the Plat Records of Fort Bend County, Texas,

THENCE, South 01 deg. 33 min. 11 sec. East 5.96 feet, along said centerline of Julie Rivers Drive, to an angle corner;

THENCE, South 88 deg. 25 min. 49 sec. West 40.00 feet to an “X” found in concrete for the Southeast corner and POINT OF BEGINNING of the herein described tract, common to the Southeast corner of 1.7985 acre tract in the West right-of-way line of said Julie Rivers Drive,

THENCE, South 88 deg. 26 min. 49 sec. West - 603.20 feet, along the North lines of said 1.7985 acre tract and the aforesaid 6.7641 acre tract, to an “X” found in concrete for the Southwest corner of the herein described tract, common to the Southwest corner of said 6.7641 acre tract;

THENCE, North 01 deg, 33 min. 11 sec. West - 952.00 feet, along the West line of said 6.7641 acre tract, to a 5/8 inch iron rod found for the Northwest corner of the herein described tract, in the South right-of-way line of Reed Road (100* R.O.W.);

THENCE, North 88 deg, 26 min. 49 sec. East - 3 09.50 feet, along said South right-of-way line, to a 5/8 inch iron rod found for the most Northerly Northeast corner of the herein described tract, common to the Northeast corner of said 6.7641 acre tract;

THENCE, South 01 deg. 33 min. 11 sec. East - 294.00 feet, along the East line of said 6.7641 acre tract, to a 60d nail found for an interior corner of the herein described tract, common to the Northwest corner of aforesaid 2,6380 acre tract;

THENCE, North 88 deg. 26 min. 49 sec, East - 293.70 feet, along the North line of 2,6380 acre tract, to an “X” found in concrete for the most Easterly Northeast corner of the herein described tract, common to the Northeast corner of said 2.6380 acre tract in the West right-of-way line of aforesaid Julie Rivers Drive;

THENCE, South 01 deg. 33 min. 11 sec. East - 658.00 feet, along said West right-of-way line to the POINT OP BEGINNING of the herein described tract and containing 11.20 acres of land.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

EXHIBIT B

List of Tenants

As of 4/20/06
Property	Building Address	CTI Project #	Unit	Tenant

ATLANTA, GA

NORTHMONT PKWY 2240	2240 Northmont Parkway	35.E04001	100	Expancel, Inc.

EVERGREEN BLVD 2980	2980 Evergreen Boulevard	35.E05001	100	N.B. HANDY COMPANY
		35.E05001	200	MODERN WAREHOUSING, INC.

SUMMIT RIDGE 3270	3270 Summit Ridge	35.E06001	100	NETMOVE, INC.
		35.E06001	110	FALBERG GROUP, LTD., THE
		35.E06001	200	MIZUNO USA, INC.
		35.E06001	240	NAPA HOME & GARDEN, INC.

SUMMIT RIDGE 3280	3280 Summit Ridge	35.E07001	100	MASONITE DOOR CORPORATION
		35.E07001	200	PBD, INC.
		35.E07001	300	PBD, INC.

SUMMIT RIDGE 3290	3290 Summit Ridge	35.E08001	100	DOOR FABRICATION SERVICES, INC AKA MASONITE DOOR CORP

B-1

NORTHMONT PKWY 2222	2222 Northmont Parkway	35.F01001	100	AFL NETWORK SERVICES-SOUTHEAST
		35.F01001	200	PARTNERTECH, INC.
		35.F01001	300	GRAZIANO TRASMISSIONI NORTH A
		35.F01001	400	KONICA MINOLTA BUSINESS SOLUTI
		35.F01001	0600A	APRIA HEALTHCARE, INC.

NORTHMONT PKWY 2220	2220 Northmont Parkway	35.F02001	100	TAESUNG GROUP, LLC
		35.F02001	200	ATLANTA NEWSPAPERS
		35.F02001	200	MODERN WAREHOUSING, INC.

NORTHMONT PKWY 2232	2232 Northmont Parkway	35.F03001	100	EMBRACO NORTH AMERICA, INC.

EVERGREEN BLVD 2100	2100 Evergreen Boulevard	35.F04001	100	ACCESS TCA, INC.

ORLANDO, FL

EAST LANDSTREET ROAD 2000	2000 E. Landstreet Road	80.E27001	100	UNITED STATES POSTAL SERVICE
		80.E27001	200	NATIONAL DISTRIBUTION CENTERS

AIRPORT DISTRIB CNTR -9025	9028 Boggy Creek Road	80.F26001	001	ALBATROS INTERNATIONAL, INC.
		80.F26001	004	ICOMM, INCORPORATED
		80.F26001	006	IFA INTERNATIONAL, INC.
		80.F26001	110	FLORIDA FRESH DISTRIBUTORS INC
		80.F26001	400	SEGMENTZ, INC.
		80.F26001	600	MCO CARTAGE, INC.
		80.F26001	13/14	ICC ENTERPRISES, CORP.

AIRPORT DISTRIB CNTR -8870	8870 Boggy Creek Road	80.F26002	0100A	UPS EXPEDITED MAIL SERVICES
		80.F26002	200	AIT WORLDWIDE LOGISTICS
		80.F26002	300	EXEL GLOBAL LOGISTICS, INC.
		80.F26002	700	VELOCITY EXPRESS

AIRPORT DISTRIB CNTR -2425	2425 E. Landstreet Road	80.F26003	100	XPRESS GLOBAL SYSTEMS, INC.
		80.F26003	200	DFDS TRANSPORT CORPORATION (US
		80.F26003	300	SLSC, INC.
		80.F26003	700	AUDIO VISUAL SERVICES GROUP

AIRPORT DISTRIB CNTR -2437	2437 E. Landstreet Road	80.F26004	100	SCIENTIFIC GAMES, INC.

AIRPORT DISTRIB CNTR -8810	8810 Boggy Creek Road	80.F26005	100	M.G.R., INC.
		80.F26005	200	LAROSA DEL MONTE EXPRESS ORLAN
		80.F26005	300	LIVETV, LLC
		80.F26005	400	AIR EXPRESS INTERNATIONAL USA

AIRPORT DISTRIB CNTR -8822	8822 Boggy Creek Road	80.F26006	100	EGL Global Logistics

AIRPORT DISTRIB CNTR -2544	2544 E. Landstreet Road	80.F26007	100	LIVETV, LLC
		80.F26007	0100A	LIVETV, LLC
		80.F26007	400	GRIMCO, INC.
		80.F26007	600	TWO SISTERS GOURMET, LLC

AIRPORT DISTRIB CNTR -9080	9080 Boggy Creek Road	80.F26008	100	EGL GLOBAL LOGISTICS, INC.
		80.F26008	100	MWI VETERINARY SUPPLY COMPANY

AIRPORT DISTRIB CNTR -8200	8200 Boggy Creek Road	80.F26009	100	KUEHNE & NAGEL, INC.
		80.F26009	200	EXPEDITORS INT’L OF WA., INC.
			300-400	ASSURED DELIVERY SERVICES, INC.

SOUTH FLORIDA

FLA AIRPORT -2003-2011	2003-2011 NW 70th Avenue	88.E39001	100	MELEX-FLORIDA, INC.
		88.E39001	200	MAYRSOHN INTERNATIONAL TRADING
		88.E39001	300	ARMELLINI EXPRESS LINES, INC.
		88.E39001	2011	TRANS WORLD FORWARDING, INC.

FLA AIRPORT -1600-1650	1600-1650 NW 70th Avenue	88.E39002	100	SWIFT-ECKRICH, INC.
		88.E39002	200	FLY FOOD GROUP, INC.

SOUTH BROWARD	2500 N. Andrews Avenue	88.F46001	100	DESIGNER’S RESOURCE, INC.
		88.F46001	200	STEEL COMPONENTS, INC.
		88.F46001	300	SEARS HOME IMPROVEMENT PRODUCT
		88.F46001	400	USA PROMOTIONAL & MRKTNG, INC.
		88.F46001	500	SBC TELECOM, INC.
		88.F46001	600	USA PROMOTIONAL & MRKTNG, INC.
		88.F46001	700	FPL FIBERNET LLC

ERLANGER, KY

JAMIKE DRIVE -1350	1350 Jamike Drive	63.E14001	100	TV ONE BROADCAST SALES CORP.

JAMIKE DRIVE -1445	1445 Jamike Drive	63.E14002	100	SULLIGRAFF, INC.
		63.E14002	200	H. DENNERT DISTRIBUTING CORP.
		63.E14002	300	SEVERN TRENT ENVIRONMENTAL
		63.E14002	400	IVEY MECHANICAL COMPANY
		63.E14002	450	INTERFOREST CORP.
		63.E14002	500	FEDERAL EXPRESS KINKOS CORP

JAMIKE DRIVE -1455	1455 Jamike Drive	63.E14003	100	GLEESON TRUCKING, INC.
		63.E14003	200	HIGH TEMP BEARINGS
		63.E14003	300	HIGH VOLTAGE
		63.E14003	400	CINCINNATI EXTRUSION
		63.E14003	600	S.T.P. PRODUCTS

JAMIKE DRIVE -1405	1405 Jamike Drive	63.E14004	300	INDEPENDENCE FITNESS
		63.E14004	400	WATERJET TECHNICAL SERVICES
		63.E14004	500	CINCINNATI AUTOMATION, LTD
		63.E14004	700	TY’S TOY BOX

JAMIKE DRIVE -1420	1420 Jamike Drive	63.E14005	100	OMSO NORTH AMERICA
		63.E14005	200	VINCENT LIGHTING SYSTEMS
		63.E14005	300	CKD USA CORPORATION
		63.E14005	500	GOPHER COURIER

JAMIKE DRIVE -1430	1430 Jamike Drive	63.E14006	100	FEDERAL EXPRESS KINKOS CORP

JAMIKE DRIVE -1440	1440 Jamike Drive	63.E14007	100	LARGER THAN LIFE, INC
		63.E14007	200	F.N. SHEPPARD & CO.

FLORENCE, KY

FOUNDATION -7945	7945 Foundation Drive	63.F13001	100	MAZAK SALES & SERVICE, INC.

FOUNDATION -7850	7850 Foundation Drive	63.F13002	100	BETTS USA, INC.

FOUNDATION -7705	7705 Foundation Drive	63.F13003	100	AAA COOPER TRANSPORTATION

FOUNDATION -6840 POWER LINE	6840 Powerline Drive	63.F13004	100	LESCO, INC.

FOUNDATION -7765	7765 Foundation Drive	63.F13005	100	ARTHUR, RANDY A.
		63.F13005	200	TRANSPORT SERVICES, INC.
		63.F13005	300	INTERNATIONAL BRAND SERVICES

FOUNDATION -7785	7785 Foundation Drive	63.F13006	150	JUBILEE ENVIRONMENTAL PRODUCTS
		63.F13006	300	MACHINING RESEARCH

FOUNDATION -7725	7725 Foundation Drive	63.F13007	100	JBM, INC.

FOUNDATION -7745	7745 Foundation Drive	63.F13008	200	STRUCTURED CABLING SYSTEMS
		63.F13008	300	GENERAL RUBBER

FOUNDATION -7880	7880 Foundation Drive	63.F13009	100	OXYGEN SERVICES, INC.

HOLTON DRIVE	8170 Holton Drive	63.F14001	100	BFS DIVERSIFIED PRODUCTS

CINCINNATI, OH

CREEK ROAD	4701 Creek Road	63.F15001	200	THE WORNICK COMPANY
		63.F15001	220	TRI-CITY ENTERPRISES

		63.F15001	230	WORNICK
		63.F15001	240	RREEF REAL ESTATE INVEST MGRS
		63.F15001	400	PULMONARY SOLUTIONS, INC.
		63.F15001	500	ORTHOPAEDIC CONSULTANTS

CHARLOTTE, NC

REAMES ROAD	10810 Reames Road	62.E12001	100	ALLSTATE INSURANCE COMPANY
		62.E12001	200	ALLSTATE INSURANCE COMPANY

WOODPARK -3401	3401 Woodpark Blvd.	62.F11001	100	CENTRAL AIR CONDITIONING DIST.
		62.F11001	200	HYDRO CAROLINAS INC.
		62.F11001	A	SPACE FLOORING SUPPLIES & SVCS

WOODPARK -3804	3804 Woodpark Blvd.	62.F11002	100	HUGHES MRO, LP
		62.F11002	300	ELLIS FLOORING SALES COMPANY

WOODPARK -3601	3601 Woodpark Blvd.	62.F11003	100	COCA-COLA BOTTLING CO CONSOL.

WOODPARK -1301 N I-85	1301 Carrier Drive
		62.F11004	300	SPECMO ENTERPRISES

NATIONS FORD	11515 Nations Ford Road	62.F12001	100	Vacant

ROCK HILL, SC

ROCK HILL - 860 MARINE	860 Marine Drive	62.E13001	100	WEST MARINE PRODUCTS, INC.

ANNAPOLIS JUNCTION, MD

GUILFORD ROAD 12011	12011 Guildford Road	62.E10001	101	ADC TELECOMMUNICATION SALES
		62.E10001	102	NEXT DAY BLINDS, INC.
		62.E10001	105	EIFS
		62.E10001	107	INDEPENDENT GLASS DIST
		62.E10001	108	FRANKLIN SELECTIONS, INC.
		62.E10001	110	SUPPLY NETWORK

SAVAGE, MD

SAVAGE -8680	8680 Greenwood Place	62.F07001	100	JAD BUSINESS SERVICES, INC.
		62.F07001	200	YKK AP AMERICA, INC.
		62.F07001	400	ENOVATION GRAPHIC SYSTEMS

SAVAGE -8705	8705 Bollman Place	62.F07002	100	CUSTOM DOOR
		62.F07002	200	CARAPACE, LLC.

GRAPEVINE, TX

N HWY 121 4151-T	4151 N HWY 121	33.E80001	100	EXHIBITGROUP, INC.
		33.E80001	200	GENERAL CABLE INDUSTRIES, INC.
		33.E80001	400	TRILLIUM INDUSTRIES

PATRIOT DR 4155	4155 Patriot Drive	33.E81001	100	PROGRESSIVE LIGHTING, INC.
		33.E81001	200	THYSSEN KRUPP MATERIALS, INC.

PATRIOT DR 4255	4255 Patriot Drive	33.E82001	100	THE SIMMONS MANUFACTURING CO.
		33.E82001	200	GTE COMMUNICATIONS CORPORATION
		33.E82001	300	KUMHO TIRE U.S.A, INC.

CORPORATE DR 4050	4050 Corporate Drive	33.F80001	100	KAY CHEMICAL COMPANY
		33.F80001	200	KAY CHEMICAL COMPANY
		33.F80001	500	PARTS DISTRIBUTING COMPANY

CORPORATE DR 4055	4055 Corporate Drive	33.F81001	100	JOHN H. HARLAND COMPANY
		33.F81001	200	M-S CASH DRAWER CORPORATION
		33.F81001	300	VERIZON SELECT SERVICES, INC.

SAN JOSE, CA

MCLAUGHLIN	930-950 McLaughlin Avenue	08.E22001	100	CALIFORNIA WINE TRANSPORT,INC.
		08.E22001	200	LA FIESTA FOOD PRODUCTS, INC.
		08.E22001	300	DECO CABINET & STONE, INC.

BRISBANE, CA

OLD COUNTY ROAD 280	280 Old County Road	08.E32001	200	JERICHO PROJECT
		08.E32001	300	POSTAL SERVICE

PARK LANE 91-99	91-99 Park Lane	08.E33001	91	TRILLIUM FINE ART PRESS LTD
		08.E33001	200	BAKERS OF PARIS, INC.

PARK LANE 105-115	105-115 Park Lane	08.E34001	105	FREEMAN DECORATING CO.

PARK LANE 150-159	150-159 Park Lane	08.E36001	100	MORGAN GRAPHIC SUPPLY CO.

VALLEY DRIVE 165	165 Valley Drive	08.E37001	100	Y.M. INTERNATIONAL

VALLEY DRIVE 280	280 Valley Drive	08.E38001	100	CHARLES SCHWAB & CO., INC.

CYPRESS LANE 50-58	50-58 Cypress Lane	08.F39001	400	CHARLES SCHWAB & CO., INC.

PARK LANE 41-43	41-43 Park Lane	08.F40001	100	SFO APPAREL INC.

PARK LANE 60	60 Park Lane	08.F41001	100	ARTHUR COURT DESIGNS

PARK LANE 145	145 Park Lane	08.F42001	100	CHAMPION EXPOSITION SERVICES

VALLEY DRIVE 240	240 Valley Drive	08.F43001	100	U.S. FOODSERVICE, INC.

VALLEY DRIVE 185	185 Valley Drive	08.F44001	100	SFO APPAREL INC.

PARK LANE 185	235 Valley Drive	08.F45001	100	PURCELL-MURRAY CO., INC.

FAIRFIELD, CA

FAIRFIELD -2850	2850 Cordelia Road
		08.E40001	110	NET ASPECTS, INC.
		08.E40001	130	ALL STAR GLASS, INC.
		08.E40001	150	NATIONAL SEATING & MOBILITY
		08.E40001	160	AT&T RESOURCE MGT. CORP.
		08.E40001	200	ILLINOIS TOOL WORKS, INC.

FAIRFIELD -2860	2860 Cordelia Road	08.E40002	60100	AIRBORNE FREIGHT CORPORATION
		08.E40002	60210	GRUMA CORPORATION
		08.E40002	60230	TRONEX TECHNOLOGY, INC.

FAIRFIELD -2870	2870 Cordelia Road	08.E40003	70100	ALCAL INDUSTRIES, INC.
		08.E40003	70150	ACI CORK USA, INC.

CONCORD, CA

PIKE LANE 4021	4021 Pike Lane	08.E42001	4021A	ISYS MANUFACTURING, INC.

PIKE LANE 4030	4030 Pike Lane	08.E43001	4030A	AMERICAN WALKIE-TALKIE AND PAG
		08.E43001	4030C	ICF COMMUNICATION SOLUTIONS

PIKE LANE 4041	4041 Pike Lane	08.E41001	4041A-F	ESCO INTEGRATED MANUFACTURING

LIVERMORE, CA

VASCO BUSINESS CENTER	161 South Vasco Road	08.E45001	161A	BECHTEL CORPORATION
		08.E45001	161E	HENRY SCHEIN, INC.
		08.E45001	161G	XANTREX TECHNOLOGY USA, INC.

SANTA FE SPRINGS, CA

SHOEMAKER -10600	10600 Shoemaker Avenue	07.F17001	100	DRYTAC CORPORATION
		07.F17001	200	BEARINGS LIMITED
		07.F17001	300	PRAXAIR DISTRIBUTION, INC.
		07.F17001	400	LOCUS TELECOMMUNICATIONS

SHOEMAKER -10606	10606 Shoemaker Avenue	07.F17002	100	SILENX CORPORATION
		07.F17002	200	FOREVER LIVING.COM, L.L.C.

SHOEMAKER -10612	10612 Shoemaker Avenue	07.F17003	100	DIAZ, CLAUDIA
		07.F17003	200	SWANN COMMUNICATIONS, USA
		07.F17003	300	BOBA LOCA, INC.

SHOEMAKER -10618	10618 Shoemaker Avenue	07.F17004	100	COSMETIC LAB, INC.

NEWARK, CA

CHERRY STREET -38503	38503 Cherry Street	08.F21001	100	R.B. HIGH TECH TRANSPORT, INC.
		08.F21001	200	ECONOMIC PACKAGING CORP.
		08.F21001	300	RONBOW MATERIALS CORPORATION

CHERRY STREET -38505	38505 Cherry Street	08.F21002	100	MIDLAND MANUFACTURING CORP.
		08.F21002	200	SPECIALIZED PACKAGING SOLUTION
		08.F21002	300	MRR MOULDING INDUSTRIES, INC.
		08.F21002	500	METROPOLITAN LIFE INSURANCE CO
		08.F21002	600	INNOVATED PACKAGING, INC. &
		08.F21002	700	MONTESINOS, VINCENT M.
		08.F21002	900	INNOVATED PACKAGING, INC. &
		08.F21002	38505A	J. RICCARDO BENAVIDES
		08.F21002	38505A1	LAURA J. MICHLER & MARISOL RIC
		08.F21002	38505J	KYO COMPUTER, INC.

CHERRY STREET -38507	38507 Cherry Street	08.F21003	200	XTRAPLUS CORPORATION
		08.F21003	300	ISIS FOOD COMPANY
		08.F21003	500	TRANSFER, INC.
		08.F21003	38507A	CHUNG-HSIN ELECTRIC & MACHINER
		08.F21003	38507E	JET-WAY COMPUTER CORPORATION
		08.F21003	38507G	PEAK INTERNATIONAL, INC.

EXHIBIT C

Deed

GEORGIA FORM

After Recording, Return to:

LIMITED WARRANTY DEED

STATE OF

COUNTY OF

THIS INDENTURE, made this          day of MONTHOFCLOSING, 2004, between                                                       (herein called “Grantor”) and ASSIGNEENAME, ASSIGNEEENTITY (herein called “Grantee”).

WITNESSETH: That Grantor, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid at and before the sealing and delivery of these presents, the receipt and sufficiency of which are hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed and by these presents does grant, bargain, sell, alien, convey and confirm unto Grantee all that tract or parcel of land described on Exhibit A, attached hereto and made a part hereof.

TO HAVE AND TO HOLD the said bargained premises, together with all and singular the rights, members and appurtenances thereof, to the same being, belonging or in any wise appertaining, to the only proper use, benefit and behoof of Grantee, forever, IN FEE SIMPLE.

This Deed and the warranty of title contained herein are made expressly subject to the items set forth on Exhibit B attached hereto and made a part hereof, without expanding the limited warranty of title contained herein.

Grantor will warrant and forever defend the right and title to the above described property unto Grantee against the lawful claims of all persons owning, holding or claiming by, through or under Grantor, but not otherwise.

(The words “Grantor” and “Grantee” include all genders, plural and singular, and their respective heirs, successors and assigns where the context requires or permits.)

C-1

IN WITNESS WHEREOF, Grantor has signed and sealed this deed, the day and year first above written.

Signed, sealed and delivered
in the presence of:

By:
Name:
Title:

Unofficial Witness

Notary Public

(NOTARY SEAL)

My Commission Expires:

C-2

EXHIBIT A

Legal Description

A-1

EXHIBIT B

(I) INTERESTS OF TENANTS IN POSSESSION UNDER LEASES;

(II) MATTERS CREATED BY, OR WITH THE WRITTEN CONSENT OF, GRANTEE;

(III) NON-DELINQUENT LIENS FOR REAL ESTATE TAXES AND ASSESSMENTS; AND

(IV) ANY EXCEPTIONS TO TITLE DISCLOSED BY THE PUBLIC RECORDS OR WHICH WOULD BE DISCLOSED BY AN INSPECTION AND/OR SURVEY OF THE PROPERTY.

C-1

CALIFORNIA FORM

DEED

RECORDING REQUESTED BY AND

WHEN RECORDED MAIL TO:

Attn:

(Space above this line for Recorder’s use only)

[In accordance with Section 11932 of the California Revenue and Taxation Code, Grantor has delivered the amount of transfer for which is due by Separate Statement which is not being recorded with this Grant Deed.]

GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, SELLERNAME, SELLERENTITY does hereby GRANT to ASSIGNEENAME, ASSIGNEEENTITY, its entire interest in that certain Real Property in the City of PROJECTCITY, PROJECTCOUNTY, State of PROJECTSTATE, as more particularly described in Exhibit “A” attached hereto, together with all rights, interests, privileges, easements and appurtenances thereto and all right, title and interest of Grantor in, to and under adjoining streets, rights of way and easements (the “Property”).

Without expanding by implication the limited nature of this warranty, this Deed and the warranty of title contained herein are made expressly SUBJECT TO:

The list of title exceptions set forth on Exhibit B attached hereto and made a part hereof

SELLERNAME, SELLERENTITY

Dated:	,	By:
YEAR OF CLOSING		Name:
Title:

C-1

STATE OF	)
) ss.
COUNTY OF	)

On                      YEAR OF CLOSING, before me,                                                      , Notary Public, personally appeared                                                                                                        personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

[SEAL]

MAIL TAX STATEMENTS AS DIRECTED TO:

C-2

EXHIBIT “A” to California Deed

Legal Description

C-1

EXHIBIT “B” to California Deed

Permitted Title Exceptions

(I) INTERESTS OF TENANTS IN POSSESSION UNDER LEASES;

(II) MATTERS CREATED BY, OR WITH THE WRITTEN CONSENT OF, GRANTEE;

(III) NON-DELINQUENT LIENS FOR REAL ESTATE TAXES AND ASSESSMENTS; AND

(IV) ANY EXCEPTIONS TO TITLE DISCLOSED BY THE PUBLIC RECORDS OR WHICH WOULD BE DISCLOSED BY AN INSPECTION AND/OR SURVEY OF THE PROPERTY.

C-2

TEXAS SPECIAL WARRANTY DEED

AFTER RECORDING RETURN TO:

______________________________

______________________________

______________________________

______________________________

SPECIAL WARRANTY DEED

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF PROJECTCOUNTY §

THAT, SELLERNAME, SELLERENTITY (“Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid to Grantor by ASSIGNEENAME, ASSIGNEEENTITY (“Grantee”), whose mailing address is                     ,                     , Attention:                     , the receipt and sufficiency of such consideration being hereby acknowledged, has GRANTED, SOLD AND CONVEYED, and by these presents does GRANT, SELL AND CONVEY unto Grantee that certain real property being more particularly described in Exhibit A attached hereto and made a part hereof for all purposes, together with all improvements, structures and fixtures situated thereon (collectively, the “Property”).

TO HAVE AND TO HOLD the Property, together with all and singular the rights, interest, benefits, privileges, easements, tenements hereditaments and appurtenances thereon or appurtenant thereto in anywise belonging, unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself and its successors to WARRANT AND FOREVER DEFEND all and singular the Property, unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming, or claim the same, or any part thereof, by, through, or under Grantor, but not otherwise, subject to those title matters listed on Exhibit B hereto.

Grantor also conveys, without warranty all right, title and interest of Grantor in and to any alleys, strips or gores adjoining the Property and any easements, rights of way or other interests in, on, under or to, any land, highway, street, road, right of way, open or proposed, in, on, under, across, in front of, abutting or adjoining the Property.

Grantee, by its acceptance hereof, hereby assumes payment of all standby charges, ad valorem real estate taxes and assessments with respect to the                      calendar year and subsequent calendar years not yet due and payable, each to the extent attributable to all or any portion of the Property.

[the remainder of this page is intentionally left blank]

B-1

IN WITNESS WHEREOF, this instrument has been executed as of (but not necessarily on) this          day of                             , YEAROFCLOSING.

GRANTOR:

SELLERNAME, SELLERENTITY

By:
Name:
Its

C-2

EXHIBIT A

LEGAL DESCRIPTION

B-1

EXHIBIT B

(I) INTERESTS OF TENANTS IN POSSESSION UNDER LEASES;

(II) MATTERS CREATED BY, OR WITH THE WRITTEN CONSENT OF, GRANTEE;

(III) NON-DELINQUENT LIENS FOR REAL ESTATE TAXES AND ASSESSMENTS; AND

(IV) ANY EXCEPTIONS TO TITLE DISCLOSED BY THE PUBLIC RECORDS OR WHICH WOULD BE DISCLOSED BY AN INSPECTION AND/OR SURVEY OF THE PROPERTY.

B-1

FLORIDA FORM

INSTRUMENT PREPARED BY AND

WHEN RECORDED RETURN TO:

___________________________

___________________________

___________________________

___________________________

SPECIAL WARRANTY DEED

THIS INDENTURE, made this      day of MONTHOFCLOSING, YEAROFCLOSING, between SELLERNAME, SELLERENTITY, herein the Grantor, and ASSIGNEENAME, ASSIGNEEENTITY, whose address is BUYERSTREETADDRESS, BUYERCITY/STATE, herein called the Grantee. (Grantee’s Tax I.D. No. is                     ).

The Grantor, for and in consideration of the sum of Ten Dollars ($10.00), to it in hand paid by the Grantee, the receipt whereof is hereby acknowledged, has granted, bargained and sold to the Grantee, its successors and assigns forever, the land, situate, lying and being PROJECTCOUNTY, PROJECTSTATE, more particularly described on Exhibit ”A” attached hereto and made a part hereof.

Together with all the tenements, hereditaments, easements and appurtenances thereto belonging or in anywise appertaining.

To have and to hold the same in fee simple forever.

Grantor hereby covenants with said Grantee that it is lawfully seized of said land in fee simple; that it has good right and lawful authority to sell and convey said land; that it hereby fully warrants the title to said land and will defend the same against the lawful claims of all persons claiming by, through or under Grantor, but against none other, subject to all matters of public record and such state of facts as would be disclosed by a current accurate survey of the property.

(When used herein the terms “Grantor” and “Grantee” shall be construed to include, masculine, feminine, singular or plural as the context permits or requires, and shall include heirs, personal representatives, successors or assigns.)

B-1

IN WITNESS WHEREOF, the Grantor has caused this Indenture to be executed in its name and caused its seal to be affixed as of the day and year first above written.

GRANTOR:

SELLERNAME, SELLERENTITY

By:
Name:
Witness (print name):	Title:

Witness (print name):

STATE OF	)
)
COUNTYOF	)

The foregoing instrument was acknowledged before me this      day of MONTHOFCLOSING, YEAROFCLOSING by             , the                      of Grantor. He/She personally appeared before me, is personally known to me or produced                      as identification.

Notary:

Print Name:

Notary Public, State of

My commission expires:

C-2

EXHIBIT A

Legal Description

1

MARYLAND FORM DEED

SPECIAL WARRANTY DEED

THIS DEED, made this              day of MONTHOFCLOSING, YEAROFCLOSING, by and between, SELLERNAME, SELLERENTITY, a body corporate, duly organized and existing under the Laws of the State of                      of the first part whose address is SELLERSTREETADDRESS, SELLERCITY/STATE, and ASSIGNEENAME, ASSIGNEEENTITY of the second part whose address is BUYERSTREETADDRESS, BUYERCITY/STATE.

WITNESSETH that in consideration of              Dollars ($            ) the receipt of which is hereby acknowledged the said party of the first part doth grant and convey unto the said party of the second part, its successors and assigns, in fee simple, all that piece or parcel of land situate in PROJECTCOUNTY, State of Maryland, and described as follows:

SEE EXHIBIT “A” ATTACHED HERETO

AND MADE A PART HEREOF.

Tax Parcel I.D.:

TOGETHER, with the buildings and improvements thereon erected, made or being; and all and every, the rights, alleys, ways, waters, privileges, appurtenances and advantages, to the same belonging, or in any wise appertaining.

To Have and To Hold the said lot of ground and premises, above described and mentioned, and hereby intended to be conveyed; together with the rights, privileges, appurtenances and advantages thereto belonging or appertaining unto and to the proper use and benefit of the said party of the second part, its successors and assigns in fee-simple, subject to all matters of public record and such state of facts as would be disclosed by a current accurate survey of the property.

AND the said party of the first part does hereby covenant to warrant specially the property hereby granted and conveyed and that it will execute such further assurance of said land as may be requisite.

IN WITNESS WHEREOF the party of the first part has hereunto caused this instrument to be executed in its name and on its behalf and under its corporate seal, by its             , the day and year first herein written.

SELLERNAME, SELLERENTITY

By:
Name:
Title:
[sign in black ink only]

STATE OF	)
)
COUNTY OF	)	TO WIT:

I HEREBY CERTIFY, that on this             day of             , YEAROFCLOSING, before me,             , the undersigned officer, personally appeared             , who acknowledged himself to be the             of             a [[corporation]], and that he, as such             , being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as             .

WITNESS my hand and notarial seal the day and year last above written.

Notary Public
Print Name:

My Commission Expires:

Return To:

2

OPTION: This is to certify that the within instrument has been prepared by a party to the instrument:

OPTION: This is to certify that the within instrument was prepared by or under the supervision of the undersigned, an attorney duly qualified to practice before the Court of Appeals of Maryland, or by one of the parties named in the instrument.

By:
Name:
[must be signed by party to the instrument]

3

EXHIBIT “A”

Legal Description

4

* * *

MARYLAND INCOME TAX CERTIFICATION

Pursuant to § 10-912 et seq. of the Tax-General Article of the Annotated Code of Maryland, as amended, the party named as Grantor in this Deed certifies to the Clerk of Court, under penalty to perjury, as follows:

•	Total Payment. The Total Payment for the transfer of the property is $ . Pursuant to Maryland law, Total Payment is the “net proceeds of sale” paid to the Grantor, including the fair market value of the property being transferred. Net proceeds of sale consists of the total sales price less: (i) expenses incurred by the Grantor in connection with the sale/transfer of the property; and (ii) secured debts of the Grantor, but excluding debts incurred in contemplation of this transfer, i.e., within 90 days of the date of this deed.

•	Applicability/Inapplicability of Income Tax

☐	No income tax due is because

☐	The Grantor is a Maryland resident.

☐	The property being transferred is the primary residence of Grantor.

☐	This transfer is exempt because .

☐	This transfer is exempt based on the attached Certificate of Full Exemption.

☐	Tax is due in the amount of

                    , being 4.75% of the Total Payment – Grantor is a non-resident individual.

                    , being 7% of the Total Payment – Grantor is a non-resident entity.

5

GRANTOR: SELLERNAME, SELLERENTITY

By:
Name:
Title:
[sign in black ink only]

* * *

For the Clerk of Court:

Parcel Identifier (Tax Account) No.:

Title Insurer:

6

NORTH CAROLINA FORM DEED

Excise Tax	Recording Time, Book and Page

Tax Lot No.:                                                               Parcel Identifier No.:

Verified by                                                               County on the          day of             , 20     By

After recording hold for

This instrument was prepared by:                     , Esq.,                     ,

                                                                             ,                     ,

Brief description for the Index:

NORTH CAROLINA SPECIAL WARRANTY DEED

THIS DEED made this          day of MONTHOFCLOSING, YEAROFCLOSING, by and between

GRANTOR	GRANTEE

SELLERNAME, SELLERENTITY, whose mailing address is SELLERSTREETADDRESS, SELLERCITY/STATE	ASSIGNEENAME, ASSIGNEEENTITY, whose mailing address is BUYERSTREETADDRESS, BUYERCITY/STATE

The designation Grantor and Grantee as used herein shall include said parties, their heirs, successors, and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

WITNESSETH, that the Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, has and by these presents does grant, bargain, sell and convey unto the Grantee in fee simple, all that certain lot or parcel of land situated in the City of PROJECTCITY, PROJECTCOUNTY, PROJECTSTATE and more particularly described as follows:

See Exhibit A attached hereto

and by this reference made a part hereof.

The property hereinabove described as acquired by Grantor from                                                               by Instrument dated             , recorded in Book             , Page             , of the PROJECTCOUNTY Registry.

A map showing the above described property is recorded in Plat Book             , Page             , revised and updated on                     .

TO HAVE AND TO HOLD the aforesaid lot or parcel of land and all privileges and appurtenances thereto belonging to the Grantee in fee simple.

And the Grantor covenants with the Grantee, that Grantor is seized of the premises in fee simple, has the right to convey the same in fee simple, that title is marketable and free and clear of all encumbrances, and that Grantor will warrant and defend the title against the lawful claims of all persons arising by, through or under Grantor, but not otherwise, except for the exceptions hereinafter stated. Title to the property hereinabove described is subject to all matters of public record and such state of facts as would be disclosed by a current accurate survey of the property.

IN WITNESS WHEREOF, the Grantor has caused this instrument to be signed in its corporate name by its duly authorized officers and its seal to be hereunto affixed by authority of its Board of Directors, the day and year first above written.

GRANTOR: SELLERNAME, SELLERENTITY

By:
Name:
Its

2

SEAL-STAMP                                                                                       ,                                                                                   County.

I, a Notary Public of the County and State aforesaid, certify that                             , on behalf of Grantor, personally appeared before me this day and acknowledged that he/she is the                      of SELLERENTITY, and that by authority duly given and as the act of such entity, he/she signed the foregoing instrument in its name, on its behalf as its act and deed.

Witness my hand and official stamp or seal this              day of MONTHOFCLOSING, YEAROFCLOSING

Notary Public

My commission expires:

The foregoing Certificate(s) of

is/are certified to be correct. This instrument and this certificate are duly registered at the date and time and in the Book and Page shown on the first page hereof.

                                          REGISTER OF DEEDS FOR                                          County

By                                                               Deputy/Assistant - Register of Deeds

3

EXHIBIT A

LEGAL DESCRIPTION

4

SOUTH CAROLINA FORM DEED

Block Map Reference No:

Prepared by and after recording return to:

_________________

_________________

_________________

TITLE TO REAL PROPERTY

STATE OF SOUTH CAROLINA	Address of Grantee:
________________
________________
COUNTY OF GREENVILLE	________________
________________

KNOW ALL MEN BY THESE PRESENTS, THAT

                                                     , a                                  organized and existing under the laws of the State of                     , in consideration of the sum of              and No/100 Dollars ($            ), and no other consideration to it in hand paid at and before the sealing and delivery of these Presents, by                         , a                          organized and existing under the laws of the State of                          (the receipt whereof is hereby acknowledged), has granted, bargained, sold and released, and by these Presents does grant, bargain, sell and release unto the said                     :

SEE EXHIBIT “A” ATTACHED HERETO

AND MADE A PART HEREOF.

TOGETHER with all and singular the Rights, Members, Hereditaments and Appurtenances to the said Premises belonging, or in anywise incident or appertaining.

TO HAVE AND TO HOLD, all and singular, the said premises before mentioned, unto the said                             , its successors and assigns forever.

And Grantor does hereby bind itself, its successors and assigns, to warrant and forever defend all and singular the said premises unto the said                     , its successors and assigns against itself, its successors and assigns against any claim by, through or under                         , but not otherwise.

WITNESS Hand and Seal, this          day of December, in the year of our Lord two thousand and five. Title to the property hereinabove described is subject to all matters of public record and such state of facts as would be disclosed by a current accurate survey of the property.

Signed, Sealed and Delivered in the presence of	ENTITY NAME

	By:	(L.S.)
Name:
Its:

2

STATE OF

COUNTY OF

PERSONALLY appeared before me,                                                                           and made oath that              saw the within-named                             , as                              of                         , sign, seal and as her act and deed deliver the within-written Deed; and that                              with                              witnessed the execution thereof.

SWORN to before me, this          day of             , A.D. 2006

                                             (Seal)

(Seal)
Notary Public

My Commission Expires

Prepared By and Return To:

______________________

______________________

______________________

3

EXHIBIT A

Legal Description

4

KENTUCKY FORM DEED

Limited Warranty Deed

This deed made this          day of              2006, by and between                     , an                      (“Grantor”) with an address of                                               and                                           (“Grantee”) with an address of

WITNESSETH:

That for valuable consideration in the total amount of                                                                   paid in cash or other valuable consideration, the receipt of which is hereby acknowledged, Grantor does hereby convey, with covenant of special warranty, unto Grantee the following described real estate situated in                                  County, Kentucky, and being more particularly described as follows:

[insert legal description]

Being the same property conveyed to                                  in fee simple by deed dated                          and recorded                          at                          o’clock of record in Deed Book             , Page             , in the Office of the Clerk of the County Court of                      County, Kentucky.

To have and to hold, in fee simple, all of the above-described real property, together with all of the rights, privileges, appurtenances and improvements thereunto belonging unto the Grantee and its successors and assigns forever.

Grantor does hereby bind itself, its successors and assigns, to warrant and forever defend all and singular the said premises unto the said Grantee, its successors and assigns against itself, its successors and assigns against any claim by, through or under Grantor, but not otherwise.

Grantor further covenants that it is lawfully seized of the estate hereby conveyed, that is has full right and power to convey the same, and that said property is free from all encumbrances except                                                      , and all taxes due or payable in                                      have been adjusted between the parties and the Grantee assumes and agrees to pay them together with all taxes thereafter.

Provided, however, there is excepted from the foregoing covenants and warranties any easements, restrictions and stipulations of record and such state of facts as would be disclosed by a current accurate survey of the property.

In testimony whereof, witness the signature of Grantor the date and year first above written.

, a

By:
Name: ______________________________
Title: _______________________________

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this          day of             , 2006 by                              of                     , a                                         , on behalf of the                         .

My commission expires:

Notary Public

2

Consideration Certificate

We,                         , Grantor, and                                           Grantee, do hereby certify, pursuant to KRS Chapter 382, that the above-stated consideration in the amount of $                    , is the true, correct and full consideration paid for the property herein conveyed.

, a

By:
Name:
Title:

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this          day of                     , 2006 by                                               of                                 , a                                                      , on behalf of the                                 .

My commission expires:

Notary Public

[signatures continued on the next page]

3

, a

By:
Name:
Title:

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this          day of                     , 2006 by                                               of                                         , a                                                              , on behalf of the                                                                          .

My commission expires:

Notary Public

4

This instrument prepared by:

Name:

Address:

Phone #

5

OHIO FORM DEED

Special Warranty Deed

                                                             , a                                                              , for valuable consideration paid, Grants, with limited warranty covenants, to                                                              , a                                          corporation, whose tax mailing address is                                                                                   the following described real property:

See Exhibit A attached hereto and made a part hereof

Prior Instrument Reference: Vol.                          Page                                                   of the Deed Records of                              County, Ohio.

This is a limited warranty deed—Ohio statutory form*

*	See Sections 5302.07 and 5303.08 of the Revised Code of Ohio as to the covenants made and warranties given by the Statutory Form of Limited Warranty Deed.

Witness                                                                                   hand(s) this          day of                     , 2006.

ENTITY NAME

By:
Name:
Title:

2

State of

County of

Be it remembered, that on the          day of                     , 2006, before me, the subscriber, a notary public in and for said county, personally came                                                                                                                           , as                                                   of                                                                                               , the Grantor in the foregoing Deed, and acknowledged the signing thereof to be his/her/their voluntary act and deed, and the free and voluntary act and deed of Grantor.

In testimony whereof, I have hereunto subscribed my name and affixed my notarial seal on the day and year last aforesaid.

Notary Public

My Commission Expires:

(Notarial Seal)

This instrument was prepared by:

3

EXHIBIT D

Bill of Sale

This Bill of Sale (the “Bill of Sale”) is made and entered into this ___ day of MONTHOFCLOSING, 2004, by and between ________________________ (“Assignor”), and ASSIGNEENAME, ASSIGNEEENTITY (“Assignee”).

In consideration of the sum of Ten Dollars ($10) and other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby assign, transfer, convey and deliver to Assignee, its successors and assigns, all items of Tangible Personal Property (as defined in the Agreement referred to below), if any, owned by Assignor and situated upon and used exclusively in connection with the Real Property (as defined in the Agreement) and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, including, without limitation, the Tangible Personal Property identified in Exhibit B, if any, attached hereto and made a part hereof for all purposes (the “Personal Property”).

This Bill of Sale is made subject, subordinate and inferior to the easements, covenants and other matters and exceptions set forth on Exhibit C, if any, attached hereto and made a part hereof for all purposes.

Assignee acknowledges and agrees that, except as expressly provided in, and subject to the limitations contained in, that certain Agreement of Purchase and Sale dated CONTRACTDATE, by and between ___________________________ and _________________________ (as amended, the “Agreement”), Assignor has not made, does not make and specifically disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to (a) the nature, quality or conditions of the Personal Property, (b) the income to be derived from the Personal Property, (c) the suitability of the Personal Property for any and all activities and uses which Assignee may conduct thereon, (d) the compliance of or by the Personal Property or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body, (e) the quality, habitability, merchantability or fitness for a particular purpose of any of the Personal Property, or (f) any other matter with respect to the Personal Property. Assignee further acknowledges and agrees that, having been given the opportunity to inspect the Personal Property, Assignee is relying solely on its own investigation of the Personal Property and not on any information provided or to be provided by Assignor, except as specifically provided in the Agreement. Assignee further acknowledges and agrees that any information provided or to be provided with respect to the Personal Property was obtained from a variety of sources and that Assignor has not made any independent investigation or verification of such information. Assignee further acknowledges and agrees that the sale of the Personal Property as provided for herein is made on an “as is, where is” condition and basis “with all faults,” except as specifically provided in, and subject to the limitations contained in, the Agreement.

D-1

The obligations of Assignor are intended to be binding only on the property of Assignor and shall not be personally binding upon, nor shall any resort be had to, the private properties of any Seller Related Parties (as defined in the Agreement).

IN WITNESS WHEREOF, Assignor and Assignee have caused this Bill of Sale to be executed on the date and year first above written.

ASSIGNOR:

By:
Name:
Its:

ASSIGNEE:

ASSIGNEENAME, ASSIGNEEENTITY

By:
Name:
Its:

D-2

EXHIBIT E

Assignment of Leases, Service Contracts,

Warranties and Other Intangible Property

This Assignment of Leases, Service Contracts, Warranties and Other Intangible Property (this “Assignment”) is made and entered into this ___ day of MONTHOFCLOSING, 2004, by and between __________________________ (“Assignor”), ASSIGNEENAME, ASSIGNEEENTITY (“Assignee”).

For good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby assign, transfer, set over and deliver unto Assignee all of Assignor’s right, title, and interest in and to the following (collectively, the “Assigned Items”): (i) those certain leases (the “Leases”) listed on Exhibit A attached hereto and made a part hereof for all purposes except for Seller’s right to collect delinquent rent and other delinquent sums owing under such Leases for the period prior to the date hereof in accordance with the Agreement (as defined below), (ii) those certain service contracts, equipment leases, tenant improvement agreements and leasing agreements (the “Service Contracts”) listed on Exhibit B, if any, attached hereto and made a part hereof for all purposes, and (iii) those certain warranties held by Assignor (the “Warranties”) listed on Exhibit C, if any, attached hereto and made a part hereof for all purposes, and (iv) all zoning, use, occupancy and operating permits, and other permits, licenses, approvals and certificates, maps, plans, specifications, and all other Intangible Personal Property (as defined in the Agreement) owned by Assignor and used exclusively in the use or operation of the Real Property and Personal Property (each as defined in the Agreement), including, without limitation, any trade name owned by Assignor now used exclusively in connection with the Real Property and any other agreements or rights relating to the use and operation of the Real Property and Personal Property but excluding the names “RREEF” and any derivatives thereof (collectively, the “Other Intangible Property”).

ASSIGNEE ACKNOWLEDGES AND AGREES, BY ITS ACCEPTANCE HEREOF, THAT, EXCEPT AS EXPRESSLY PROVIDED IN, AND SUBJECT TO THE LIMITATIONS CONTAINED IN, THAT CERTAIN AGREEMENT OF PURCHASE AND SALE, DATED AS OF CONTRACTDATE, BY AND BETWEEN ____________________ AND ___________________________ (AS AMENDED, THE “AGREEMENT”), THE ASSIGNED ITEMS ARE CONVEYED “AS IS, WHERE IS” AND IN THEIR PRESENT CONDITION WITH ALL FAULTS, AND THAT ASSIGNOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE NATURE, QUALITY OR CONDITION OF THE ASSIGNED ITEMS, THE INCOME TO BE DERIVED THEREFROM, OR THE ENFORCEABILITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE ASSIGNED ITEMS.

Except as otherwise expressly provided in Article VII of the Agreement, by accepting this Assignment and by its execution hereof, Assignee assumes the payment and performance of, and agrees to pay, perform and discharge, all the debts, duties and obligations to be paid, performed or discharged from and after the Closing Date (as defined in the Agreement) by (a)

the “landlord” or the “lessor” under the terms, covenants and conditions of the Leases, including, without limitation, brokerage commissions and compliance with the terms of the Leases relating to tenant improvements and security deposits, and (b) the owner under the Service Contracts, the Warranties and/or the Other Intangible Property. Assignee agrees to indemnify, hold harmless and defend Assignor from and against any and all claims, losses, liabilities, damages, costs and expenses (including, without limitation, court costs and reasonable attorneys’ fees and disbursements) resulting by reason of the failure of Assignee to pay, perform or discharge any of the debts, duties or obligations assumed or agreed to be assumed by Assignee hereunder arising out of or relating to, directly or indirectly, in whole or in part, the Assigned Items, from and after the Closing Date. Except as otherwise expressly provided in Article VII and subject to the provisions of Sections 3.2 and 9.19 of the Agreement (which provisions are not modified in any way by the following indemnity), Assignor agrees to protect, indemnify, defend and hold Assignee harmless from and against all claims, losses, damages, costs, expenses, obligations and liabilities (including, without limitation, court costs and reasonable attorneys’ fees and disbursements) (collectively, “Claims”) arising out of or relating to, directly or indirectly, in whole or in part, the Leases or Service Contracts prior to the Closing Date; provided, however, that the foregoing indemnity shall not apply to any Claims relating in any way to the physical, environmental or other condition of the Property (as defined in the Agreement) or the compliance or non-compliance of the Property with any legal requirements; and provided further that the foregoing indemnity shall apply solely to Claims first raised after the Closing Date and shall survive only for a period of six (6) months after the Closing Date. Any such Claim which Assignee may have at any time against Assignor, whether known or unknown, which is not specifically asserted by written notice to Assignor within such six (6) month period shall not be valid or effective, and neither Assignor nor any Seller Related Parties (as defined in the Agreement) shall have any liability with respect thereto.

The obligations of Assignor are intended to be binding only on the property of Assignor and shall not be personally binding upon, nor shall any resort be had to, the private properties of any Seller Related Parties.

All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed on the day and year first above written.

ASSIGNOR:

By:
Name:
Its:

ASSIGNEE:

ASSIGNEE NAME, ASSIGNEE ENTITY

By:
Name:
Its:

EXHIBIT F

Tenant Estoppel

[DATE]

Attention:

The undersigned (“Tenant”) hereby certifies to             (“Seller”) and to             (“Buyer”) and any mortgage lender of Buyer or Buyer’s assignee in connection with Buyer’s proposed purchase of [address], [city/state] (the “Building”) that:

1. Tenant is the lessee of certain space (the “Premises”) in the Building, containing approximately             square feet and known as Suite No.             , under a lease dated             ,             (the “Lease”) entered into between Tenant and             , as lessor (“Lessor”).

2. The Lease is presently in full force and effect and, to Tenant’s knowledge, Tenant is not in default thereunder.

3. The Lease, a copy of which is attached hereto as Exhibit A, constitutes the entire agreement between the Lessor and Tenant and there has been no amendment, written or oral, to the Lease except as included in Exhibit A. Tenant neither expects nor has been promised any inducement, concession or consideration for entering into the Lease, except as stated therein, and there are no side agreements or understandings between Lessor and Tenant.

4. Tenant has accepted the Premises and is paying rent under the Lease. All work to be performed for Tenant under the Lease has been performed as required under the Lease and has been accepted by Tenant, except             , and all allowances to be paid to Tenant, including allowances for tenant improvements, moving expenses or other items, have been paid.

5. The term of the Lease commenced on             ,             , and will end on             , with options to extend of successive periods of             years each.

6. Base rent is currently payable in the amount of $            per month and Tenant is currently making estimated payments of additional rent of $            per month. The base year for pass-through of operating expenses and taxes is             , and the base year amount for taxes is $            , and the base year amount for operating expenses is $            [or the base amount for taxes is             , and the base amount for operating expenses is             . Tenant is required to pay its pro rata share of operating expenses of the Building and its pro rata share of the Building’s real property taxes and insurance costs.

F-1

7. As of the date of this certificate, to the knowledge of Tenant, Lessor is not in default under the Lease.

8. The amount of the security deposit paid under the terms of the Lease is             Dollars ($            ). No rent under the Lease has been paid more than one month in advance, and no other sums have been deposited with Lessor.

9. The undersigned has not entered into any sublease, assignment or any other agreement transferring any of its interest in the Lease or the Premises except as follows:             .

10. All exhibits attached hereto are by this reference incorporated fully herein. The terms “this certificate” shall be considered to include all such exhibits. The undersigned makes this statement for the Buyer’s and Seller’s benefit and protection with the understanding that Buyer (and any assignee of Buyer’s right to purchase the Premises) and its lender, if any, intend to rely upon this statement in connection with Buyer’s or its assignee’s intended purchase (and its lender’s financing of the purchase) of the Premises from Seller. The undersigned agrees that it will, upon receipt of written notice from Seller, commence to pay all rents to the Buyer (or its assignee) or to any agent acting on behalf of the Buyer or its assignee.

EXECUTED: , 2004	TENANT:

By:

Its:

G-2

EXHIBIT G

List of Service Contracts

The Service Contracts have been loaded into the War Room for review by Buyer. Seller shall prepare the list of Service Contracts to be attached to this Agreement prior to Closing.

G-1

EXHIBIT H

Earnest Money Escrow Agreement

This Escrow Agreement is made as of the Effective Date (as defined in the Purchase Agreement (defined below)), by and among CABOT INDUSTRIAL VENTURE A, LLC, a Delaware limited liability company, CABOT INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company, CW INDUSTRIAL VENTURE A, LLC, a Delaware limited liability company, CABOT INDUSTRIAL VENTURE A TEXAS, LP, a Delaware limited partnership, and CABOT INDUSTRIAL VENTURE B TEXAS, LP, a Delaware limited partnership (collectively, “Seller”), and DIVIDEND CAPITAL OPERATING PARTNERSHIP LP, a Delaware limited partnership (“Buyer”), and CHICAGO TITLE INSURANCE COMPANY (“Escrow Agent”).

RECITALS

Seller and Buyer have entered into a certain purchase agreement of even date herewith (the “Purchase Agreement”) concerning real property more particularly described in the Purchase Agreement (the “Property”).

In connection with the Purchase Agreement, Seller and Buyer have requested Escrow Agent to receive funds to be held in escrow and applied in accordance with the terms and conditions of this Escrow Agreement.

NOW THEREFORE, in consideration of the above recitals, the mutual promises set forth herein and other good and valuable consideration, the parties agree as follows:

1. ESCROW AGENT. Chicago Title Insurance Company hereby agrees to act as Escrow Agent in accordance with the terms and conditions hereof.

2. INITIAL DEPOSIT/ADDITIONAL DEPOSITS. Escrow Agent shall receive an initial deposit in the amount of Five Million and No/100 Dollars ($5,000,000.00). Any additional amounts deposited with Escrow Agent shall be added to the initial deposit and together with the initial deposit and all interest earned thereon shall be referred to herein collectively as the “Escrow Fund”.

3. DEPOSITS OF FUNDS. All checks, money orders or drafts will be processed for collection in the normal course of business. Escrow Agent may initially deposit such funds in its custodial or escrow accounts which may result in the funds being commingled with escrow funds of others for a time; however, as soon as the Escrow Fund has been credited as collected funds to Escrow Agent’s account, then Escrow Agent shall immediately deposit the Escrow Fund into an interest bearing account with any reputable trust company, bank, savings bank, savings association, or other financial services entity. Deposits held by Escrow Agent shall be subject to the provisions of applicable state statues governing unclaimed property. Seller and Buyer will execute the appropriate Internal Revenue Service documentation for the giving of taxpayer identification information relating to this account. Seller and Buyer do hereby certify that each is aware the Federal Deposit Insurance Corporation coverages apply to a maximum amount of $100,000.00 per depositor. Further, Seller and Buyer understand that Escrow Agent assumes no responsibility for, nor will Seller or Buyer hold same liable for any loss occurring which arises from a situation or event under the Federal Deposit Insurance Corporation coverages.

All interest will accrue to and be reported to the Internal Revenue Service for the account of Buyer, as set forth below:

Name:	Dividend Capital Operating Partnership LP
Address:
518 17th Street, Suite 1700
Denver, Colorado 80202
Attention: W. Jeffrey Jones
Phone No.: (303) 285-0374
Fax No.: (303) 228-2201

Tax I.D.	82-0538522

Escrow Agent shall not be responsible for any penalties, or loss of principal or interest, or any delays in the withdrawal of the funds which may be imposed by the depository institution as a result of the making or redeeming of the investment pursuant to Seller and Buyer instructions.

4. DISBURSEMENT OF ESCROW FUND. Escrow Agent may disburse all or any portion of the Escrow Fund in accordance with and in reliance upon written instructions from both Seller and Buyer or otherwise as required/permitted by the terms of the Purchase Agreement. The Escrow Agent shall have no responsibility to make an investigation or determination of any facts underlying such instructions or as to whether any conditions upon which the funds are to be released have been fulfilled or not fulfilled, or to whom funds are released.

5. DEFAULT AND/OR DISPUTES. In the event any party to the transaction underlying this Agreement shall tender any performance after the time when such performance was due, Escrow Agent may proceed under this Agreement unless one of the parties to this Agreement shall give to the Escrow Agent written direction to stop further performance of the Escrow Agent’s functions hereunder. In the event written notice of default or dispute is given to the Escrow Agent by any party, or if Escrow Agent receives contrary written instructions from any party, the Escrow Agent will promptly notify all parties of such notice. Thereafter, Escrow Agent will decline to disburse funds or to deliver any instrument or otherwise continue to perform its escrow functions, except upon receipt of a mutual written agreement of the parties or upon an appropriate order of court. In the event of a dispute, the Escrow Agent is authorized to deposit the escrow into a court of competent jurisdiction for a determination as to the proper disposition of said funds. In the event that the funds are deposited in court, the Escrow Agent shall be entitled to file a claim in the proceeding for its costs and counsel fees, if any.

6. ESCROW AGENT FEES AND OTHER EXPENSES. Escrow Agent shall not charge for its services hereunder. Escrow Agent shall not be required to advance its own funds for any purpose provided that any such advance, made at its option, shall be promptly reimbursed by the party for whom it is advanced, and such optional advance shall not be an admission of liability on the part of Escrow Agent.

7. PERFORMANCE OF DUTIES. In performing any of its duties under this Agreement, or upon the claimed failure to perform its duties hereunder, Escrow Agent shall not be liable to anyone for any damages, losses or expenses which may occur as a result of Escrow Agent so acting, or failing to act; provided, however, Escrow Agent shall be liable for damages arising out of its willful default or gross negligence under this Agreement. Accordingly, Escrow Agent shall not incur any such liability with respect to (i) any good faith act or omission upon advice of counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent hereunder, or (ii) any good faith act or omission in reliance upon any document, including any written notice or instructions provided for in the Agreement, not only as to its due execution and to the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the proper person or persons and to conform with the provisions of this Agreement.

8. LIMITATIONS OF LIABILITY. Escrow Agent shall not be liable for any loss or damage resulting from the following:

(a) The effect of the transaction underlying this Agreement including without limitation, any defect in the title to the real estate, any failure or delay in the surrender of possession of the property, the rights or obligations of any party in possession of the property, the financial status or insolvency of any other party, and/or any misrepresentation of fact made by any other party;

(b) The default, error, act or failure to act by any other party to the escrow;

(c) Any loss, loss of value or impairment of funds which have been deposited in escrow while those funds are in the course of collection or while those funds are on deposit in a depository institution if such loss or loss of value or impairment results from the failure, insolvency or suspension of a depository institution;

(d) Any defects or conditions of title to any property that is the subject of this escrow provided, however, that this limitation of liability shall not affect the liability of Escrow Agent under any title insurance policy which it has issued or may issue. NOTE: No title insurance liability is created by this Agreement.

(e) Escrow Agent’s compliance with any legal process including but not limited to, subpoena, writs, orders, judgments and decrees of any court whether issued with or without jurisdiction and whether or not subsequently vacated, modified, set aside or reversed.

9. HOLD HARMLESS. Buyer and Seller shall indemnify the Escrow Agent and hold the Escrow Agent harmless from all damage, costs, claims and expenses arising from performance of its duties as Escrow Agent including reasonable attorneys’ fees, except for those damages, costs, claims and expenses resulting form the gross negligence or willful misconduct of the Escrow Agent.

10. TERMINATION. This Agreement shall terminate upon the first to occur of (a) one year from the date hereof, in which event Escrow Agent shall disburse the Escrow Fund to the person who deposited such funds, less Escrow Agent’s fees and expenses, unless this

Agreement is extended by written agreement of all parties including the Escrow Agent; (b) the disbursement by Escrow Agent of all of the Escrow Fund and; (c) the joint written instructions of Buyer and Seller.

11. RELEASE OF PAYMENT. Payment of the funds so held in escrow by the Escrow Agent, in accordance with the terms, conditions and provisions of this Escrow Agreement, shall fully and completely discharge and exonerate the Escrow Agent from any and all future liability or obligations of any nature or character at law or equity to the parties hereto or under this Agreement.

12. NOTICES.

To Buyer:	Dividend Capital Operating Partnership LP 518 17th Street, Suite 1700 Denver, Colorado 80202 Attention: W. Jeffrey Jones Phone No.: (303) 285-0374 Fax No.: (303) 228-2201

with a copy to:	Mayer, Brown, Rowe & Maw LLP 71 South Wacker Chicago, IL 60606-4637 Attention: Milos Markovic Phone No.: (312) 701-7202 Fax No.: (312) 706-8505

To Seller:	c/o RREEF 875 North Michigan Avenue 41st Floor Chicago, Illinois 60611 Attention: James E. Toney Phone No.: (312) 278-6571 Fax No.: (312) 266-9346

with a copy to:	Alston & Bird LLP 1201 W. Peachtree Street Atlanta, Georgia 30309 Attention: James G. Farris, Jr. Phone No.: (404) 881-7896 Fax No.: (404) 881-7777

If to Escrow Agent:	Chicago Title Insurance Company 171 N. Clark Street, 3rd Floor Chicago, IL 60601 Attention: Angie Koetters Phone No.: (312) 223-2718 Fax No.: (312) 223-5888

With Copy To:	Chicago Title Insurance Company National Commercial Accounts 171 N. Clark Street, 04CI Chicago, IL 60601-3294 Attn: Cindy J. Malone Phone No.: 312.223.3360 Fax No.: 312.223.5791

13. This Agreement shall be binding upon and inure to the benefit of the parties respective successors and assigns.

14. This Agreement shall be governed by and construed in accordance with the Laws of the State of Georgia.

15. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute but one and the same instrument.

16. Time shall be of the essence of this Agreement and each and every term and condition hereof.

17. In the event a dispute arises between Buyer and Seller under this Agreement, the losing party shall pay the attorney’s fees and court costs of the prevailing party.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and sealed as of the date first stated above.

Date of Execution: May 10, 2006	SELLER:

CABOT INDUSTRIAL VENTURE A, LLC, a Delaware limited liability company

By:
James E. Toney
Authorized Representative

CABOT INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company

By:
James E. Toney Authorized Representative

CW INDUSTRIAL VENTURE A, LLC, a Delaware limited liability company

By:
James E. Toney Authorized Representative

CABOT INDUSTRIAL VENTURE A TEXAS, L.P., a Delaware limited partnership

By: CW Industrial A Texas, LLC, a Delaware limited liability company, its General Partner

By:
James E. Toney Authorized Representative

CABOT INDUSTRIAL VENTURE B TEXAS, L.P., a Delaware limited partnership

By: CW Industrial A Texas, LLC, a Delaware limited liability company, its General Partner

By:
James E. Toney Authorized Representative

Date of Execution: May 10, 2006	BUYER:

DIVIDEND CAPITAL OPERATING PARTNERSHIP LP, a Delaware limited partnership

By:
Name:
Its:

Date of Execution: May 10, 2006	ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY

By:
Name:
Title:
[CORPORATE SEAL]

EXHIBIT I

OTHER MAJOR TENANTS

MKT	BUILDING NAME	TENANT	SF
ATL	64_28.NorthmontPkwy	Expancel Inc.	40,000
BALT	70_31.Savage	Carapace Corp.	49,011
CHAR	73_34.ReamesRoad	Allstate Insurance Co.	49,600
CINCI	78_36.CreekRoad	Wellington Orthopedics	18,087
CINCI	92_39.JamikeDrive	Federal Express	26,560
DAL	88_38.FOUNDATION	Mazak Corporation	33,000
FL	46_24.FLAAIRPORT-1600-	Swift-Eckrich, Inc.	38,000
FL	47_24.FLAAirport-2003-	Mayrsohn International	28,769
FL	47_24.FLAAirport-2003-	Melex-Florida, Inc.	41,895
FL	48_25.SouthBroward	FPL Fibernet LLC	32,512
FL	48_25.SouthBroward	SBC Telecom, Inc.	25,200
FL	53_27.AirportDistributionCntr-	Kuehne & Nagel	37,388
NO CAL	02_02.PikeLane	ISYS MANUFACTURING	38,400
NO CAL	04_02.PIKELANE	ESCO Intergrated Manufacturing	25,564
NO CAL	06_04.VASCOBUSINESSCENTER	Bechtel Corporation	35,687
NO CAL	06_04.VASCOBUSINESSCENTER	Xantrax	47,078
NO CAL	33_20.ParkLane41-	SFO Apparel	19,100
NO CAL	34_20.ParkLane	Arthur Court Designs	40,680
NO CAL	35_20.ParkLane91-	Bakers of Paris	30,308
NO CAL	36_20.PARKLANE105-	Freeman Decorating	43,500
NO CAL	38_20.ParkLane150-	Morgan Graphic Supply Co	24,786
NO CAL	39_21.ValleyDrive	YM International	18,600
NO CAL	40_21.ValleyDrive	SFO Apparel	21,186
NO CAL	41_21.ValleyDrive	Purcell-Murray	32,211
NO CAL	43_21.ValleyDrive	Charles Schwab	31,745
NO CAL	45_23.CypressLane	Charles Schabb	35,744

H-1

SCHEDULE 1

Disclosure Items

1. Natural hazards described in the following California code sections (the “Natural Hazard Laws”) may affect the Property: (A) Govt. Code Section 8589.3 (Special Flood Hazard Area); (B) Govt. Code Section 8589.4 (Inundation Area); (C) Govt. Code Section 51183.5 (Fire Hazard Severity Zone); (D) Public Resource Code Section 2621.9 (Earthquake Fault Zone); (E) Public Resource Code Section 2694 (Seismic Hazard Zone); and (F) Public Resource Code Section 4136 (Wildland Area). Seller’s Broker shall execute and deliver to Buyer a Natural Hazards Disclosure Statement with respect to the foregoing matters (the “Natural Hazards Disclosure Statement”). Buyer acknowledges and agrees that Buyer will independently evaluate and investigate whether any or all of such Natural Hazards affect the Property, and Seller shall have no liabilities or obligations with respect thereto. Prior to the expiration of the Contingency Period, Buyer shall execute and deliver to Seller the Natural Hazards Disclosure Statement. BUYER ACKNOWLEDGES AND REPRESENTS THAT BUYER HAS EXTENSIVE EXPERIENCE ACQUIRING AND CONDUCTING DUE DILIGENCE REGARDING COMMERCIAL PROPERTIES. THIS PROVISION IS AN ESSENTIAL ASPECT OF THE BARGAIN BETWEEN THE PARTIES.

2. The list of Leases is current through April 20, 2006.

3. Seller has made inquiry of its various asset managers to disclose any information necessary to make Seller’s representations accurate. At such time as Seller receives back all responses, Seller shall revise this Schedule I as applicable and deliver it to Buyer no later than three (3) business days before expiration of the Contingency Period, which revised Schedule I shall be deemed to replace this Schedule I.